PROSPECTUS

                                       for

                             AUL American Unit Trust

                                       and

                             OneAmerica Funds, Inc.


                                  May 1, 2003



                                  Sponsored by:

                                   AUL (LOGO)

                    American United Life Insurance Company(R)
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148
                               http://www.aul.com

                                   Prospectus
                             AUL American Unit Trust
                        GROUP VARIABLE ANNUITY CONTRACTS
                                   Offered By
                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (800) 249-6269
                     Annuity Service Office Mailing Address:
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148


     This Prospectus describes group variable annuity contracts ("Contracts") offered by American United Life Insurance Company(R) ("AUL" or the "Company"). Any employer, association, or other group may enter into the Contracts. Specialized plans that do not qualify for favorable tax treatment, such as non-qualified Section 457 plans, may also purchase Contracts.

     This Prospectus describes Contracts that allow ongoing contributions that can vary in amount and frequency ("Recurring Contribution Contracts") and Contracts that allow only a single contribution to be made ("Single Contribution Contracts"). All of the Contracts provide for the accumulation of values on either a variable basis, a fixed basis, or both. The Contracts also provide several options for fixed annuity payments to begin on a future date.

     A Participant may allocate contributions to the AUL American Unit Trust, a separate account of AUL (the "Variable Account"). The Variable Account, in turn, invests in shares of mutual fund portfolios. A Contract Participant does not own shares of the mutual fund; instead, a Participant owns units in the Variable Account. The Variable Account is divided into Investment Accounts. These Investment Accounts invest in the corresponding Portfolios offered by the mutual funds. For example, if a Participant decides to allocate his contributions to the OneAmerica Value Investment Account, those contributions would buy units of the Variable Account which, in turn, would buy shares of the OneAmerica Value Portfolio. Contributions allocated to an Investment Account of the Variable Account fluctuate in value depending on the investment performance of the corresponding mutual fund portfolio. These amounts are not guaranteed. Alternatively, instead of allocating contributions to the Variable Account, a Participant may allocate contributions to AUL's Fixed Interest Account. These contributions will earn interest at rates that are paid by AUL as described in "The Fixed Interest Account." A Participant may allocate contributions to one or more of the Investment Accounts, but not all of the Investment Accounts may be available under a specific Contract.

  The Mutual Fund that may be offered under the Contracts are:


AIM Basic Value Fund                                       MFS(R) Mid Cap Growth Fund
AIM Mid Cap Core Equity Fund                               MFS(R) Strategic Value Fund
AIM Small Cap Growth Fund                                  MFS(R) Value Fund
Alger American Fund                                        OneAmerica Funds, Inc.
American Century(R) Capital Portfolios, Inc.               Pacific Investment Management Series
American Century(R) Mutual Funds, Inc.                     PBHG Funds
American Century(R) Quantitative Equity Funds, Inc.        PBHG Insurance Series Fund
American Century(R) Strategic Asset Allocations, Inc       PBHG Large Cap Fund
American Century(R) Variable Portfolios, Inc.              PIMCO Multi-Manager Series
American Century(R) World Mutual Funds, Inc.               Safeco Resource Series Trust
Ariel Mutual Funds, Inc.                                   State Street Institutional Investment Trust
Calvert Income Fund                                        T. Rowe Price Equity Income Fund
Calvert New Vision Small Cap Fund                          T. Rowe Price Equity Series, Inc.
Calvert Social Investment Fund                             T. Rowe Price Growth Stock Fund
Calvert Variable Series                                    T. Rowe Price International Growth & Income
Fidelity(R) Variable Insurance Products Fund               T. Rowe Price International Funds, Inc.
Fidelity(R) Advisor Funds                                  T. Rowe Price Mid-Cap Growth Fund
INVESCO Stock Funds, Inc.                                  T. Rowe Price Mid Cap Value Fund
INVESCO Sector Funds, Inc.                                 Vanguard Explorer Fund, Inc.
Janus Aspen Series                                         Vanguard Fixed Income Securities Funds
MFS(R) International New Discovery Fund



     This Prospectus provides information about the Contracts and the Variable Account that a prospective investor should know before investing. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference into this Prospectus. A prospective investor may obtain a copy of the SAI without charge by calling or writing AUL at the telephone number or address indicated above. The table of contents of the SAI is located at the end of this Prospectus.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus should be accompanied by a current Prospectus for each fund being considered. Each of these prospectuses should be read carefully and retained for future reference.


                 The date of this Prospectus is May 1, 2003

                                TABLE OF CONTENTS
Description                                               Page

DEFINITIONS  ...........................................      4
SUMMARY  ...............................................      6
  Purpose of the Contracts  ............................      6
  Types of Contracts  ..................................      6
  The Variable Account and the Funds  ..................      6
  Fixed Interest Account................................      9
  Contributions  .......................................      9
  Transfers  ...........................................      9
  Withdrawals  .........................................      9
  The Death Benefit  ...................................      9
  Annuity Options  .....................................      9
  Charges  .............................................      9
    Withdrawal Charge  .................................      9
    Premium Tax Charge  ................................      9
    Asset Charge  ......................................      9
    Administrative Charge  .............................     10
    Additional Charges and Fees  .......................     10
    Expenses of the Funds  .............................     10
  Ten-Day Free Look  ...................................     10
  Termination by the Owner  ............................     10
  Contacting AUL  ......................................     10
EXPENSE TABLE  .........................................     11
CONDENSED FINANCIAL INFORMATION  .......................     13

INFORMATION ABOUT AUL, THE VARIABLE
  ACCOUNT, AND THE FUNDS  ..............................     19
  American United Life Insurance Company(R)  ...........     19
  Variable Account  ....................................     19
  The Funds  ...........................................     19
   OneAmerica Funds, Inc.  .............................     20
   AIM Basic Value Fund  ...............................     20
   AIM Mid Cap Core Equity Fund  .......................     20
   AIM Small Cap Growth Fund  ..........................     20
   Alger American Fund  ................................     20
   American Century(R) Quantitative Equity Funds, Inc...     21
   American Century(R) Capital Portfolios, Inc..........     21
   American Century(R) World Mutual Funds, Inc..........     22
   American Century(R) Strategic Asset Allocations, Inc.     22
   American Century(R) Mutual Funds, Inc................     22
   American Century(R) Variable Portfolios, Inc.........     23
   Ariel Mutual Funds, Inc.  ...........................     23
   Calvert Income Fund  ................................     23
   Calvert New Vision Small Cap Fund  ..................     23
   Calvert Social Investment Fund  .....................     24
   Calvert Variable Series, Inc. .......................     24
   Fidelity(R) Advisor Funds ..........................      24
   Fidelity(R) Variable Insurance Products Fund ........     24
   INVESCO Stock Funds, Inc. ...........................     25
   INVESCO Sector Funds, Inc.  .........................     25
   Janus Aspen Series  .................................     26
   MFS(R) International New Discovery Fund  ............     26
   MFS(R) Mid Cap Growth Fund  .........................     27
   MFS(R) Strategic Value Fund  ........................     27
   MFS(R) Value Fund  ..................................     27
   PBHG Funds ..........................................     27
   PBHG Insurance Series Fund...........................     27
   Pacific Investment Management Series  ...............     28
   PIMCO Multi-Manager Series  .........................     28
   Safeco Resource Series Trust  .......................     28
   State Street Institutional Investment Trust  ........     29
   T. Rowe Price Equity Series, Inc.  ..................     29
   T. Rowe Price Equity Income Class R .................     29
   T. Rowe Price International Funds, Inc.  ............     29
   T. Rowe Price Growth Growth Stock Fund ..............     29
   T. Rowe Price International Growth & Income Class R..     29
   T. Rowe Price Mid-Cap Growth Fund Class R............     30
   T. Rowe Price Mid-Cap Value Fund Class R ............     30
   Vanguard Explorer Fund, Inc.  .......................     30
   Vanguard Fixed Income Securities Funds  .............     30

THE CONTRACTS  .........................................     31
  General  .............................................     31

CONTRIBUTIONS AND CONTRACT VALUES
  DURING THE ACCUMULATION PERIOD  ......................     31
  Contributions Under the Contracts  ...................     31
  Ten-Day Free Look  ...................................     31
  Initial and Single Contributions  ....................     31
  Allocation of Contributions  .........................     31
  Subsequent Contributions Under Recurring
   Contribution Contracts  .............................     32
  Transfers of Account Value  ..........................     32
  Participant's Variable Account Value  ................     32
   Accumulation Units  .................................     32
   Accumulation Unit Value  ............................     32
   Net Investment Factor  ..............................     32
  Dollar Cost Averaging Program  .......................     33

CASH WITHDRAWALS AND THE DEATH BENEFIT  ................     33
  Cash Withdrawals  ....................................     33
  Systematic Withdrawal Service for 403(b), 408, 408A
   and 457 Programs  ...................................     34
  Constraints on Withdrawals  ..........................     34
   General  ............................................     34
   403(b) Programs  ....................................     34
   Texas Optional Retirement Program  ..................     34
  The Death Benefit  ...................................     35
  Termination by the Owner  ............................     35
  Termination by AUL  ..................................     36
  Payments from the Variable Account  ..................     37

CHARGES AND DEDUCTIONS  ................................     37
  Premium Tax Charge  ..................................     37
  Withdrawal Charge  ...................................     37
  Asset Charge  ........................................     38
  Variable Investment Plus .............................     38
  Administrative Charge  ...............................     38
  Additional Charges and Fees  .........................     38
  Other Charges  .......................................     39
  Variations in Charges  ...............................     39
  Guarantee of Certain Charges  ........................     39
  Expenses of the Funds  ...............................     39

ANNUITY PERIOD  ........................................     39
  General  .............................................     39
  Annuity Options  .....................................     40
   Option 1 - Life Annuity  ............................     40

Description                                                Page

ANNUITY PERIOD (continued)

   Option 2 - Certain and Life Annuity  ................     40
   Option 3 - Survivorship Annuity  ....................     40
   Option 4 - Installment Refund Life Annuity  .........     40
   Option 5 - Fixed Periods  ...........................     40
  Selection of an Option  ..............................     40

THE FIXED INTEREST ACCOUNT..............................     40
  Interest  ............................................     40
  Withdrawals and Transfers  ...........................     41
  Transfer of Interest Option  .........................     42
  Contract Charges  ....................................     42
  Payments from the Fixed Interest Account..............     42
  Loans from the Fixed Interest Account.................     42

MORE ABOUT THE CONTRACTS  ..............................     43
  Designation and Change of Beneficiary  ...............     43
  Assignability  .......................................     43
  Proof of Age and Survival  ...........................     43
  Misstatements  .......................................     43
  Acceptance of New Participants or Contributions  .....     43
  Termination of Recordkeeping Services  ........ ......     43

FEDERAL TAX MATTERS  ...................................     44
  Introduction  ........................................     44
  Tax Status of the Company and
   the Variable Account  ...............................     44
  Tax Treatment of Retirement Programs  ................     44
  Employee Benefit Plans  ..............................     44
  403(b) Programs  .....................................     45
  408 and 408A Programs  ...............................     45
  457 Programs  ........................................     45
  Tax Penalty  .........................................     45
  Withholding  .........................................     46

OTHER INFORMATION  .....................................     46
  Voting of Shares of the Funds  .......................     46
  Substitution of Investments  .........................     46
  Changes to Comply with Law and Amendments  ...........     47
  Reservation of Rights  ...............................     47
  Periodic Reports  ....................................     47
  Legal Proceedings  ...................................     47
  Legal Matters  .......................................     47

PERFORMANCE INFORMATION  ...............................     48

STATEMENT OF ADDITIONAL INFORMATION  ...................     49

                                   DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

ACCOUNT DATE - The date on which a Participant's initial contribution is applied to a Participant's Account and on which AUL begins to determine account values. It is the date used to determine account years and account anniversaries.

ACCUMULATION PERIOD - The period commencing on a Participant's Account Date and terminating when the Participant's Account is closed, either through a surrender, withdrawal(s), annuitization, payment of charges, payment of the death benefit, or a combination thereof.

ACCUMULATION UNIT - A unit of measure used to record amounts of increases to, decreases from, and accumulations in the Investment Accounts of the Variable Account during the Accumulation Period.

ANNUITANT - The person or persons on whose life or lives annuity payments depend.

ANNUITY - A series of payments made by AUL to an Annuitant or Beneficiary during the period specified in the Annuity Option.

ANNUITY COMMENCEMENT DATE - The first day of any month in which an Annuity begins under a Contract, which shall not be later than the required beginning date under applicable federal requirements.

ANNUITY OPTIONS - Options under a Contract that prescribe the provisions under which a series of annuity payments are made.

ANNUITY PERIOD - The period during which Annuity payments are made.

AUL - American United Life Insurance Company(R)

BENEFICIARY - The person having the right to the death benefit, if any, payable during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of an Annuitant during the Annuity Period.

BENEFIT RESPONSIVE - Certain types of Contracts in which withdrawal charges are not applied for payment of benefits associated with retirement, death, disability, most terminations of employment, hardship, loan, or minimum distribution benefits under the Internal Revenue Code.

BUSINESS DAY - A day on which AUL's Home Office is customarily open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving.

CONTRACT DATE - The date shown as the Contract Date in a Contract. It will not be later than the date any contribution is accepted under a Contract, and it is the date used to determine Contract Years, and Contract Anniversaries.

CONTRACT YEAR - A period beginning with one Contract anniversary, or, in the case of the first Contract Year, beginning on the Contract Date, and ending the day before the next Contract Anniversary. The first Contract Year may, at the request of the Owner, be less than 12 months so that the Contract Year will coincide with the Owner's accounting year. Thereafter, each Contract Year will consist of a 12 month period.

CONTRIBUTIONS - Any amount deposited under a Contract by a Participant or by an Owner or other duly authorized entity on behalf of a Participant under a 403(b) Program, a 408 or 408A Program, an Employee Benefit Plan, or by an Employer in connection with a 457 Program. Depending on the type of Contract, contributions may be made on a recurring basis or on a single premium basis.

EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an Employer for the benefit of its employees and which is qualified under Section 401 of the Internal Revenue Code.

EMPLOYER - A tax-exempt or public school organization or other employer with respect to which a Contract has been entered into for the benefit of its employees. In some cases, a trustee or custodian may act as the Owner for Participants. In this case, rights usually reserved to the Employer will be exercised either directly by the employees or through such trustee or custodian, who will act as the agent of such employees.

EMPLOYER SPONSORED 403(b) PROGRAM - A 403(b) Program to which an Employer makes contributions on behalf of its employees by means other than a salary reduction arrangement or other 403(b) Program that is subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended.

FIXED INTEREST ACCOUNT - An account that is part of AUL's General Account in which all or a portion of a Participant's Account Value may be held for accumulation at fixed rates of interest paid by AUL. The Fixed Interest Account may not be available under all Contracts.

FUNDS - A diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof.

GENERAL ACCOUNT - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

HOME OFFICE - The Annuity Service Office at AUL's principal business office, One American Square, Indianapolis, Indiana 46282.

HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with Section 401 of the Internal Revenue Code.

INVESTMENT ACCOUNT - One or more of the subdivisions of the Variable Account. Each Investment Account is invested in a corresponding Portfolio of a particular Fund. Not all of the Investment Accounts may be available under a particular Contract and some of the Investment Accounts are not available for certain types of Contracts.

OWNER - The employer, association, trust, or other entity entitled to the ownership rights under the Contract and in whose name or names the Contract is issued. A trustee, custodian, administrator, or other person performing similar functions, may be designated to exercise an owner's rights and responsibilities under certain Contracts. The term "Owner," as used in this Prospectus, shall include, where appropriate, such a trustee, custodian, administrator, or other person.

PARTICIPANT - An eligible employee, member, or other person who is entitled to benefits under the Plan as determined and reported to AUL by the Owner or other duly authorized entity.

PARTICIPANT'S ACCOUNT - An account established for each Participant.

PARTICIPANT'S ACCOUNT VALUE - The current value of a Participant's Account under a Contract, which is equal to the sum of a Participant's Fixed Interest Account Value and Variable Account Value. When the account is established, it is equal to the initial contribution, and thereafter will reflect the net result of contributions, investment performance, charges deducted, loans, and any withdrawals taken.

PARTICIPANT'S FIXED INTEREST ACCOUNT VALUE - The total value of a Participant's interest in the Fixed Interest Account.

PARTICIPANT'S VARIABLE ACCOUNT VALUE - The total value of a Participant's interest in the Investment Accounts of the Variable Account.

PARTICIPANT'S WITHDRAWAL VALUE - A Participant's Account Value minus the applicable withdrawal charge and minus the Participant's outstanding loan balances, if any, and any expense charges due thereon.

PLAN - The retirement plan or plans in connection with which the Contract is issued and any subsequent amendment to such a plan.

VALUATION DATE - Each date on which the Variable Account is valued, which currently includes each Business Day that is also a day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - A period used in measuring the investment experience of each Investment Account of the Variable Account. The Valuation Period begins following the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT - The AUL American Unit Trust, which is a separate account of AUL, whose assets and liabilities are maintained separately from those of AUL's General Account.

403(b) PROGRAM - An arrangement by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

408 or 408A PROGRAM - A program of individual retirement accounts or annuities, including a simplified employee pension, SIMPLE IRA, or Roth IRA established by an employer, that meets the requirements of Section 408 or 408A of the Internal Revenue Code.

457 PROGRAM - A plan established by a unit of a state or local government or a tax-exempt organization under Section 457 of the Internal Revenue Code. Certain 457 plans that do not qualify for favorable tax treatment under Section 457, such as Plans for highly compensated employees, may be referred to as non-qualified 457 Plans.


                                    SUMMARY

     This summary is intended to provide a brief overview of the more significant aspects of the Contracts. Later sections of this Prospectus, the Statement of Additional Information, and the Contracts themselves provide further detail. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contracts involving the Variable Account. The pertinent Contract and "The Fixed Interest Account" section of this Prospectus briefly describe the Fixed Interest Account.

PURPOSE OF THE CONTRACTS

     The group variable annuity contracts ("Contracts") described in this Prospectus were generally designed by AUL for use with group retirement programs that qualify for favorable tax-deferred treatment as retirement programs under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code . While a Contract Owner or Participant may benefit from tax deferral under such a program without the use of a variable annuity contract, variable annuities may provide additional investment and insurance or annuity-related benefits to the Contract Owners or Participants. A variable annuity contract presents a dynamic concept in retirement planning designed to give employers and employees and other Participants in programs flexibility to attain their investment goals. A Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, and provides several options for fixed annuity payments. During the Accumulation Period, the Owner or a Participant (depending on the Contract) can allocate contributions to the various Investment Accounts of the Variable Account or to the Fixed Interest Account. See the Section "The Contracts" later in this Prospectus.

TYPES OF CONTRACTS

     AUL offers several types of Contracts that are described in this Prospectus. Recurring Contribution Contracts are available for use in connection with retirement programs that meet the requirements of Sections 401, 403(b), 408 or 457 of the Internal Revenue Code. AUL also offers single contribution Contracts which are only available for use in connection with retirement programs that meet the requirements of Sections 403(b), 408 and 408A of the Internal Revenue Code.

THE VARIABLE ACCOUNT AND THE FUNDS

     AUL will allocate contributions designated to accumulate on a variable basis to the Variable Account. See the Section "Variable Account" later in this Prospectus. The Variable Account is currently divided into subaccounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the portfolios of the following mutual funds:


Investment Accounts and         Class
 Corresponding Mutual Fund    Designation
 Portfolios                     if any            Mutual Fund                               Investment Advisor
--------------------------    -----------         -----------                               ------------------

OneAmerica Asset Director     Class O          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica Asset Director     Advisor          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica Investment
     Grade Bond               Class O          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica Investment
     Grade Bond               Advisor          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica
     Money Market             Class O          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica
     Money Market             Advisor          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica Value              Class O          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

OneAmerica Value              Advisor          OneAmerica Funds, Inc.                American United Life Insurance Company(R)

AIM Basic Value               Class A          AIM Basic Value Fund                  A I M Advisors, Inc.

AIM Mid Cap Core Equity       Class A          AIM Mid Cap Core Equity Fund          A I M Advisors, Inc.

AIM Small Cap Growth          Class A          AIM Small Cap Growth Fund             A I M Advisors, Inc.

Alger American Balanced       Class O          Alger American Fund                   Fred Alger Management, Inc.

Alger American Growth         Class O          Alger American Fund                   Fred Alger Management, Inc.

Alger American
     Leveraged All-Cap        Class O          Alger American Fund                   Fred Alger Management, Inc.

American Century (R)                           American Century(R) Capital           American Century(R) Investment Management, Inc.
     Equity Income            Investor          Portfolios, Inc.

American Century (R)                           American Century(R) Quantitative      American Century(R) Investment Management, Inc.
     Income & Growth          Investor         Equity Funds, Inc.

American Century (R)                           American Century(R) World Mutual      American Century(R) Investment Management, Inc.
     International Growth     Investor         Funds, Inc.

American Century (R) Select   Investor         American Century(R) Mutual            American Century(R) Investment Management, Inc.
                                                Funds, Inc.

American Century (R)                           American Century(R) Capital           American Century(R) Investment Management, Inc.
     Small Cap Value          Investor          Portfolios, Inc.

American Century(R)                            American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allocations, Inc.
     Aggressive
(substitution class)

American Century(R)                            American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allocations, Inc.
     Conservative
(substitution class)

American Century(R)                            American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allocations, Inc.
     Moderate
(substitution class)

American Century( R)                           American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allocations, Inc.
     Aggressive               Investor

American Century(R)                            American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allocatins, Inc.
     Conservative             Investor

American Century(R)                            American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Strategic Allocation                          Allcoations, Inc.
     Moderate                 Investor

American Century(R) Ultra(R)  Investor         American Century(R) Mutual            American Century(R) Investment Management, Inc.
                                                Funds, Inc.

American Century(R)                            American Century(R) Variable          American Century(R) Investment Management, Inc.
     VP Capital                                 Portfolios, Inc.
     Appreciation

American Century(R)                            American Century(R) Capital           American Century(R) Investment Management, Inc.
    Equity Income             Advisor           Portfolios, Inc.

American  Century(R)                           American Century(R) Mutual            American Century(R) Investment Management, Inc.
    Heritage                  Advisor           Funds, Inc.

American Century(R)                            American Century(R) World             American Century(R) Investment Management, Inc.
    International Growth      Advisor           Mutual Funds, Inc.

American Century(R)                            American Century(R) Capital           American Century(R) Investment Management, Inc.
   Large Company Value        Advisor           Portolios, Inc.

American Century(R)                            American Century(R) Capital           American Century(R) Investment Management, Inc.
   Real Estate                Advisor           Portfolios, Inc.

American Century(R)                            American Century(R)Quantitative       American Century(R) Investment Management, Inc.
   Small Company              Advisor           Equity Funds

American Century(R)                            American Century(R)Capital            American Century(R) Investment Management, Inc.
   Small Cap Value            Advisor           Portfolios,Inc.

American Century(R) Strategic                  American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
   Allocation - Aggressive    Advisor           Allocations, Inc.

American Century(R)  Strategic                 American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Allocation - Conservative    Advisor           Allocations, Inc.

American Century(R) Strategic                  American Century(R) Strategic Asset   American Century(R) Investment Management, Inc.
  Allocation - Moderate       Advisor           Allocations, Inc.

American Century(R) Ultra(R)  Advisor          American Century(R) Mutual            American Century(R) Investment Management, Inc.
                                                Funds, Inc.

Ariel Appreciation                             Ariel Mutual Funds, Inc.              Ariel Capital Management, Inc.

Ariel                                          Ariel Mutual Funds, Inc.              Ariel Capital Management, Inc.

Calvert Income                Class A          Calvert Income Fund                   Calvert Asset Management Company (CAMCO)

Calvert New Vision Small Cap  Class A          Calvert New Vision Small Cap Fund     Calvert Asset Management Company (CAMCO)

Calvert Social Invstnt Equity Class A          Calvert Social Investment Fund        Calvert Asset Management Company (CAMCO)

Calvert Social                                 Calvert Variable Series, Inc.         Calvert Asset Management Company (CAMCO)
     Mid-Cap Growth           Class A

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     Asset Manager (sm)       Initial           Products Fund

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     Contrafund (R)           Initial            Products Fund

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     Equity-Income            Initial           Products Fund

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     Growth                   Initial           Products Fund

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     High Income              Initial           Products Fund

Fidelity (R) VIP                               Fidelity(R) Variable Insurance        Fidelity Management & Research Company
     Overseas                 Initial           Products Fund

Fidelity(R) Advisor                            Fidelity(R) Advisor Funds             Fidelity Management & Research Company
      Dividend Growth         Class T

Fidelity(R)  Advisor                           Fidelity(R) Advisor Funds             Fidelity Management & Research Company
     Diversified Intn'l       Class T

Fidelity(R) Advisor                            Fidelity(R) Advisor Funds             Fidelity Management & Research Company
     Equity Income            Class T

Fidelity(R) Advisor                            Fidelity(R) Advisor Funds             Fidelity Management & Research Company
     Growth & Income          Class T

Fidelity(R) Advisor Mid Cap   Class T          Fidelity(R) Advisor Funds             Fidelity Management & Research Company

Fidelity(R) Advisor Small Cap Class T          Fidelity(R) Advisor Funds             Fidelity Management & Research Company

INVESCO Dynamics              Investor         INVESCO Stock Funds, Inc.             INVESCO Funds Group, Inc.

INVESCO Energy                Investor         INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Financial                              INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.
     Services                 Investor

INVESCO Health                                 INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.
     Sciences                 Investor

INVESCO                                        INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.
     Technology               Investor

INVESCO                                        INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.
     Telecommunications       Investor

INVESCO Energy                Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Financial Services    Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Health Sciences       Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Leisure               Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Technology            Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

INVESCO Telecommunications    Class K          INVESCO Sector Funds, Inc.            INVESCO Funds Group, Inc.

Janus Aspen Series Flexible                    Janus Aspen Series                    Janus Capital Management LLC
     Income                   Institutional

Janus Aspen Series Worldwide                   Janus Aspen Series                    Janus Capital Management LLC
     Growth                   Institutional

MFS(R) International                           MFS(R) International New              MFS Investment Management(R)
     New Discovery            Class A           Discovery Fund

MFS(R) Mid Cap Growth         Class A          MFS(R) Mid Cap Growth Fund            MFS Investment Management(R)

MFS(R) Strategic Value        Class A          MFS(R) Strategic Value Fund           MFS Investment Management(R)

MFS(R) Value                  Class A          MFS(R) Value Fund                     MFS Investment Management(R)

PBHG Emerging                                  PBHG Funds                            Pilgrim Baxter & Associates, Ltd.
     Growth

PBHG Insurance Series
     Growth II                                 PBHG Insurance Series Fund            Pilgrim Baxter & Associates, Ltd.

PBHG Large Cap                                 PBHG Funds                            Pilgrim Baxter & Associates, Ltd.
   f/k/a PBHG Large Cap  Value
  (name changed on 4/1/03)

PBHG Insurance Series
     Technology & Communications               PBHG Insurance Series Fund            Pilgrim Baxter & Associates, Ltd.

PIMCO High Yield              Administrative   Pacific Investment Management         Pacific Investment Management Company LLC
                                                Series

PIMCO PEA Renaissance         Administrative   PIMCO Multi-Manager Series            PIMCO Equity Advisors

PIMCO PEA Value               Administrative   PIMCO Multi-Manager Series            PIMCO Equity Advisors

Safeco RST Equity                              Safeco Resource Series Trust          Safeco Asset Management Company

Safeco RST Growth                              Safeco Resource Series Trust          Safeco Asset Management Company
     Opportunities

State Street                                   State Street Institutional            State Street Bank & Trust Company
     Equity 500 Index         Class A           Investment Trust

T ROWE PRICE                                   T.Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.
     Equity Income

T.Rowe Price                                   T.Rowe Price International            T. Rowe Price International, Inc.
     European Stock                             Funds, Inc.

T. Rowe Price Equity                           T. Rowe Price Equity Income Fund      T. Rowe Price Associates, Inc.
     Income                   Class R

T. Rowe Price Growth                           T. Rowe Price Growth Stock Fund       T. Rowe Price Associates, Inc.
     Stock                    Class R

T. Rowe Price International                    T. Rowe Price International           T. Rowe Price International, Inc.
     Growth & Income          Class R           Growth & Income Funds

T. Rowe Price Mid Cap                          T. Rowe Price Mid Cap Value Fund      T. Rowe Price Associates, Inc.
      Value                   Class R

T. Rowe Price Mid-Cap                          T. Rowe Price Mid-Cap Growth Fund     T. Rowe Price Associates, Inc.
     Growth                   Class R

Vanguard Explorer             Investor         Vanguard Explorer Fund, Inc.          Wellington Management Company &
                                                                                      Granahan Investment Management, Inc.

Vanguard Short-Term Federal   Investor         Vanguard Fixed Income Securities      The Vanguard Group
                                                Funds

                                       7

     Each of the Funds has a different investment objective. An Owner or a Participant (depending on the Contract) may allocate contributions to one or more of the Investment Accounts available under a Contract. Contributions allocated to a particular Investment Account will increase or decrease in dollar value depending upon the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. The Owner or the Participant bears the investment risk for amounts allocated to an Investment Account of the Variable Account.


FIXED INTEREST ACCOUNT

     An Owner or a Participant (depending on the Contract) may allocate contributions to the Fixed Interest Account, which is part of AUL's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates periodically determined by AUL. These rates are guaranteed to be at least an effective annual rate of 3%, depending on the Contract. See the Section "The Fixed Interest Account" later in this Prospectus.

CONTRIBUTIONS

     For Recurring Contribution Contracts, contributions may vary in amount and frequency. A Plan may impose maximum and minimum contribution limits depending on the type of Plan. In a Single Contribution Contract, Participants must make contributions of at least $5,000. See the Section "Contributions under the Contracts" later in this Prospectus.


TRANSFERS

     An Owner or a Participant (depending on the Contract) may transfer his or her Variable Account Value among the Investment Accounts or to the Fixed Interest Account at any time during the Accumulation Period. Similarly, an Owner or a Participant may transfer part or all of his or her Fixed Interest Account Value to one or more of the available Investment Accounts during the Accumulation Period, subject to certain restrictions. For a detailed explanation of transfer rights and restrictions, please refer to the Section "Transfers of Account Value" later in this Prospectus.


WITHDRAWALS

     The Participant may surrender or take a withdrawal from the Account Value at any time before the Annuity Commencement Date. Withdrawals and surrenders are subject to the limitations under any applicable Plan, the Contract and applicable law. See the Section "Cash Withdrawals" later in this Prospectus.

     Certain retirement programs, such as 403(b) Programs, are subject to constraints on withdrawals and surrenders. See "Constraints on Withdrawals." In addition, distributions under certain retirement programs may result in a tax penalty. See the Section "Tax Penalty" later in this Prospectus. A withdrawal or surrender may also be subject to a withdrawal charge and a market value adjustment. See the Sections "Withdrawal Charge" and "The Fixed Interest Account" later in this Prospectus.

THE DEATH BENEFIT

     If a Participant dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary. Generally, the amount of the death benefit is equal to the vested portion of the Participant's Account Value minus any outstanding loan balances and any due and unpaid charges on those loans. Some Contracts may contain a provision for a guaranteed minimum death benefit. A death benefit will not be payable if the Participant dies on or after the Annuity Commencement Date, except as may be provided under the Annuity Option elected. See the Sections "The Death Benefit" and "Annuity Options" later in this Prospectus.

ANNUITY OPTIONS

     The Contracts provide for several fixed Annuity Options, any one of which may be elected if permitted by the applicable Plan and applicable law. AUL will pay fixed and guaranteed payments under the Annuity Options. See the Section "Annuity Period" later in this Prospectus.

CHARGES

     Depending on the Contract, AUL may deduct certain charges in connection with the operation of the Contracts and the Variable Account. These charges are described below.

WITHDRAWAL CHARGE

     AUL does not impose a sales charge at the time a contribution is made to a Participant's Account under a Contract. If a Participant makes a cash withdrawal or surrenders the Contract, AUL may assess a withdrawal charge (which may also be referred to as a contingent deferred sales charge) where the Participant's Account has not been in existence for a certain period of time. AUL will not assess a withdrawal charge upon the payment of a death benefit under a Contract. Under certain Contracts known as "Benefit Responsive" Contracts, AUL will not impose withdrawal charges under certain circumstances. See the Section "Withdrawal Charge" later in this Prospectus.

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums received by insurance companies. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs, which usually will be deducted at the time annuity payments commence. Premium taxes currently range from 0% to 3.5%, but are subject to change by such governmental entities. See the Section "Premium Tax Charge" later in this Prospectus.

ASSET CHARGE

     AUL deducts a daily charge in an amount equal to an annual rate of 1.25% of the average daily net assets of each Investment Account of the Variable Account. Provided that certain contractual and underwriting conditions are met, some Contracts may have a portion of this charge offset in the form of a credit of Accumulation Units to Participant Accounts. See the Sections "Asset Charge" and "Variable Investment Plus" later in this Prospectus.

ADMINISTRATIVE CHARGE

     AUL may deduct from a Participant's Account an Administrative Charge equal to the lesser of 0.5% of the Participant's Account Value or $7.50 per quarter if the account exists on the quarterly Contract anniversary. For some Contracts, the Administrative Charge may be only $3.00 per quarter and for some Contracts, the administrative fee may be completely waived. The charge is only assessed during the Accumulation Period. An Administrative Charge will not be imposed on certain Contracts if the value of a Participant's Account is equal to or more than $25,000 on the quarterly Contract anniversary. See the Section "Administrative Charge" later in this Prospectus.


ADDITIONAL CHARGES AND FEES

     Some Contracts may contain additional charges and fees for services such as loan initiation, non-electronic transfers, distributions, providing investment advice, and contract termination. See the "Expense Table" and the Section "Additional Charges and Fees" later in this Prospectus.

EXPENSES OF THE FUNDS

     Each Investment Account of the Variable Account purchases shares of the corresponding Portfolio of one of the Funds. The price of the shares reflects investment advisory fees and other expenses paid by each Portfolio. See the Funds' Prospectuses for a description of these fees and expenses.

TEN-DAY FREE LOOK

     Under 403(b), 408 and 408A Contracts, the Owner has the right to return the Contract for any reason within ten days of receipt. If this right is exercised, the Contract will be considered void from its inception and AUL will fully refund any contributions.

TERMINATION BY THE OWNER

     An Owner of a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program may terminate the Contract by sending proper written notice of termination to AUL at its Home Office. Upon termination of such a Contract, the Owner may elect from two payment options. Under one payment option, AUL may assess an investment liquidation charge (or in some Contracts, a Market Value Adjustment) on a Participants' Fixed Interest Account Withdrawal Value. This option is currently not available to Guaranteed Benefit Employer Sponsored 403(b) Contracts. Under the
second payment option, AUL will not assess an investment liquidation charge or Market Value Adjustment. However, amounts attributable to the aggregate Withdrawal Values derived from the Fixed Interest Account of all Participants under the Contract shall be paid in six, seven, or eleven approximately equal annual installments, depending on the Contract. For more information on termination by an Owner, including information on the payment options and the investment liquidation charge (or the Market Value Adjustment), see the Section "Termination by the Owner" later in this Prospectus.


CONTACTING AUL

     Individuals should direct all inquiries, notices, and forms required under these Contracts to AUL at the address of the Annuity Service Office provided in the front of this Prospectus.


                                  EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expeses that you will pay at the time that you buy the contract, surrender the contract, or transfer Account Value between Investment Accounts.
State Premium taxes may also be deducted. See "Premium Tax Charge." The information contained in the table is not generally applicable to amounts allocated to the Fixed Interest Account or to annuity payments under an Annuity
Option.


Participant Transaction Expenses
  Maximum Deferred Sales Load (withdrawal charge)(1).......................................................................      8%

Optional Fees (Applicable to Certain Contracts)
  Maximum Loan Initiation Fee(2)...........................................................................................    $100
  Maximum Charge for Non-Electronic Transfers(3)...........................................................................      $5
  Maximum Distribution Fee(4)..............................................................................................     $40
  Maximum Contract Termination Individual Participant Check Fee(5).........................................................    $100

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund expenses.

Maximum administrative charge (per year)(6)..............................................................................     $30

Maximum Brokerage Window Fee(7)..........................................................................................    $100

Separate (Variable) Account Annual Expenses (as a percentage of average account value)
  Total Separate Account Annual Expenses (Asset Charge)(8)...............................................................   1.25%

Investment Advice Provider Fee(9)........................................................................................May vary

(1) The withdrawal charge varies based on the Contract. The worst-case withdrawal charge is 8% of the Account Value in excess of any 10% free-out in Contracts containing a 10% free-out provision, for the first five years, 4% of the Account Value in excess of any applicable 10% free-out for the next five years, and no withdrawal charge beyond the tenth year. Your charges may be less than the charges described. See the section "Withdrawal Charges" later in this prospectus.

(2) AUL may assess a Loan Initiation Fee of up to $100 against the Account of any Participant for whom a Plan loan withdrawal is requested.

(3) AUL may charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to the Owner or deducted from the Participant's Account.

(4) AUL may bill the Owner for a Distribution Fee of up to $40 for each Participant for whom a withdrawal is made in which the entire Participant Account is distributed in a lump-sum. Alternatively, AUL may assess this Distribution Fee against the affected Participant Accounts if permitted by applicable law, regulations or rulings.

(5) AUL may bill the Owner a fee of up to $100 for each Participant for whom an individual check is prepared upon Contract termination. This Fee will not apply to a lump-sum payment to the Owner upon Contract termination. Alternatively, AUL may assess this Fee against the affected Participant Accounts if permitted by applicable law, regulations or rulings.

(6) The Administrative Charge may be less than $30.00 per year, based on the size of the Participant's Account and/or the type of Contract. Generally, the maximum charge imposed will be the lesser of 0.5% of the Participant's Account Value or $7.50 per quarter if the account exists on the quarterly Contract anniversary. An administrative charge will not be imposed on certain Contracts if the value of a Participant's Account is equal to or more than $25,000 on the quarterly Contract anniversary, or for some Contracts, if the charge has been waived.

(7) Brokerage Window is only available with Employer Sponsored 403(b) contracts at certain asset levels. AUL may bill the owner for this charge or deduct the charge from the Participant's Account.

(8) This charge may be less than 1.25% for certain Contracts. In these Contracts, a portion of the asset charge may be credited back to Participant's accounts in the form of Accumulation Units. The number of Accumulation Units credited will depend on the aggregate variable investment account assets on deposit and the type of Contract purchased.

(9) Investment Advice Provider Fee: AUL may bill the Owner for an Investment Advice Provider Fee in an amount separately agreed upon by the Owner and the third-party investment advice provider. Alternatively, AUL may assessan Investment Advice Provider Fee directly against the Account of each Participant who utilizes the investment advice provider's services if permitted by applicable law, regulations or rulings. The Investment Advice Provider Fee is not fixed or specified under the terms of the Contract. The entire Investment Advice Provider Fee collected by AUL will be forwarded to the investment advice provider and no portion of this Fee will be retained by AUL.

     The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained inthe prospectus for each Fund.

Total Fund Annual Operating Expenses                        Minimum      Maximum

(expenses that are deducted from Fund
assets, including management fees, distribution
and/or service (12b-1) fees,
and other expenses)........................................   0.245%       1.79%

                                    EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, separate account annual expenses, and Fund fees and expenses.

     The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 Year          3 Years          5 Years          10 Years

$1,068          $1,778           $2,508           $4,010

(2) If you annuitize at the end of the applicable time period:

1 Year          3 Years          5 Years          10 Years

$  336          $1,023           $1,730           $3,589

(3) If you do not surrender your contract.

1 Year          3 Years          5 Years          10 Years

$  336          $1,023           $1,730           $3,589

                         CONDENSED FINANCIAL INFORMATION

The following table presents Condensed Financial Information with respect to each of the Investment Accounts of the Variable Account for the period from December 31, 1992 or the first deposit (as listed beside the beginning value in the year of inception), whichever is more recent, through December 31, 2002. No information is available for periods prior to these dates.

The following table should be read in conjunction with the Variable Account's financial statements, which are included in the Variable Account's Annual Report dated as of December 31, 2002. The Variable Account's financial statements have been audited by PricewaterhouseCoopers LLP, the Variable Account's independent accountants.

Investment Account       Accumulation Unit Value     Accumulation Unit Value   Number of Accumulation Units
and Class if any          At Beginning of Period       At End of Period        Outstanding At End of Period
------------------       -----------------------     -----------------------   ----------------------------

OneAmerica Asset Director
  Class O

    2002                         $ 2.87                    $ 2.76                    13,164,496
    2001                           2.63                      2.87                    12,753,881
    2000                           2.30                      2.63                    10,360,033
    1999                           2.35                      2.30                    11,417,366
    1998                           2.20                      2.35                    12,020,235
    1997                           1.84                      2.20                    10,816,324
    1996                           1.66                      1.84                    10,087,186
    1995                           1.42                      1.66                     9,242,020
    1994                           1.45                      1.42                     8,146,955
    1993                           1.30                      1.45                     2,935,365
    1992                           1.22                      1.30                     1,979,513

OneAmerica Asset Director substituted class (formerly OneAmerica Tactical Asset Allocation portfolio)
  Class

    2002                         $ 1.27                    $ 1.11                        20,490
    2001                           1.25                      1.27                        17,617
    2000                           1.13                      1.25                        41,667
    1999                           1.18                      1.13                        38,741
    1998                           1.12                      1.18                        35,696
    1997                           0.98                      1.12                           100



OneAmerica Investment Grade Bond


    2002                         $ 2.09                    $ 2.22                    14,031,515
    2001                           1.97                      2.09                    10,785,661
    2000                           1.80                      1.97                     7,983,484
    1999                           1.85                      1.80                     7,392,277
    1998                           1.72                      1.85                     7,003,232
    1997                           1.62                      1.72                     4,937,428
    1996                           1.60                      1.62                     4,535,171
    1995                           1.38                      1.60                     3,613,483
    1994                           1.44                      1.38                     2,640,900
    1993                           1.32                      1.44                       784,086
    1992                           1.25                      1.32                       544,295



OneAmerica Money Market


    2002                         $ 1.46                    $ 1.46                    22,600,885
    2001                           1.43                      1.46                    21,163,682
    2000                           1.37                      1.43                    17,689,664
    1999                           1.32                      1.37                    16,194,739
    1998                           1.28                      1.32                     8,101,398
    1997                           1.23                      1.28                     5,764,433
    1996                           1.19                      1.23                     3,931,272
    1995                           1.14                      1.19                     2,066,492
    1994                           1.12                      1.14                     1,083,828
    1993                           1.11                      1.12                       253,762
    1992                           1.09                      1.11                       161,750



OneAmerica Value


    2002                         $ 3.58                    $ 3.29                    15,896,163
    2001                           3.25                      3.58                    14,015,800
    2000                           2.80                      3.25                    12,597,555
    1999                           2.86                      2.80                    14,055,411
    1998                           2.70                      2.86                    14,376,727
    1997                           2.11                      2.70                    12,586,036
    1996                           1.79                      2.11                    10,589,355
    1995                           1.52                      1.79                     9,332,222
    1994                           1.50                      1.52                     7,471,155
    1993                           1.32                      1.50                     3,727,950
    1992                           1.22                      1.32                     2,576,500






                 CONDENSED FINANCIAL INFORMATION (CONTINUED)

Investment Account       Accumulation Unit Value     Accumulation Unit Value   Number of Accumulation Units
and Class if any         At Beginning of Period       At End of Period        Outstanding At End of Period
------------------       -----------------------     -----------------------   ----------------------------

AIM Basic Value-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.77                       153,916


AIM Mid Cap Core Equity-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.84                        92,931


AIM Small Cap Growth-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.78                            65


Alger American Balanced-
   Class O

    2002                         $ 0.86                    $ 0.75                     3,565,920
    2001                           0.89                      0.86                     2,331,733
    2000                           0.97 (05/01/00)           0.89                       404,710



Alger American Growth-
   Class O

    2002                         $ 2.48                    $ 1.64                    35,535,748
    2001                           2.85                      2.48                    33,303,582
    2000                           3.38                      2.85                    30,678,545
    1999                           2.56                      3.38                    24,826,105
    1998                           1.75                      2.56                    16,282,040
    1997                           1.41                      1.75                    10,920,405
    1996                           1.26                      1.41                     6,674,992
    1995                           1.00 (04/28/95)           1.26                     1,028,839


Alger American Leveraged AllCap-
   Class O

    2002                         $ 0.54                    $ 0.35                     1,648,485
    2001                           0.65                      0.54                       855,690
    2000                           0.87 (05/01/00)           0.65                        48,491



American Century(R) Strategic Allocation - Aggressive-
   Investor Class

    2002                           1.00 (05/31/02)           0.86                        24,395

American Century(R) Strategic Allocation - Aggressive substituted class (formerly the OneAmerica Aggressive Investor portfolio)

    2002                         $ 0.99                    $ 0.82                       296,800
    2001                           1.06                      0.99                       335,983
    2000                           1.14                      1.06                       259,144
    1999                           1.04                      1.14                       165,445
    1998                           1.00 (05/01/98)           1.04                       138,936


American Century(R) Strategic Allocation - Conservative-
   Investor Class

    2002                         $ 1.00 (05/31/02)         $ 0.94                        33,460

American Century(R) Strategic Allocation - Conservative substituted class (formerly the OneAmerica Conservative Investor portfolio)

    2002                         $ 1.12                    $ 1.06                       369,213
    2001                           1.12                      1.12                       305,510
    2000                           1.09                      1.12                       201,345
    1999                           1.05                      1.09                       200,412
    1998                           1.00 (05/01/98)           1.05                        96,638


American Century(R) Strategic Allocation - Moderate-
   Investor Class

    2002                         $ 1.00 (05/31/02)         $ 0.90                       205,309


American Century(R) Strategic Allocation - Moderate substituted class (formerly the OneAmerica Moderate Investor portfolio)

    2002                         $ 1.05                    $ 0.93                       703,283
    2001                           1.08                      1.05                       548,789
    2000                           1.11                      1.08                       372,182
    1999                           1.04                      1.11                       285,562
    1998                           1.00 (05/01/98)           1.04                       184,334


American Century(R) VP Capital Appreciation

    2002                         $ 1.41                    $ 1.09                     5,554,227
    2001                           1.98                      1.41                     5,183,712
    2000                           1.84                      1.98                     5,192,872
    1999                           1.13                      1.84                     2,434,924
    1998                           1.17                      1.13                     1,905,162
    1997                           1.23                      1.17                     1,970,129
    1996                           1.30                      1.23                     1,785,854
    1995                           1.00                      1.30                       747,779
    1994                           1.00 (05/01/94)           1.00                       254,316


American Century(R) Equity Income-
  Investor Class

    2002                         $ 1.12                    $ 1.05                       460,245
    2001                           1.05 (05/01/01)           1.12                        10,717


American Century(R) Small Cap Value-
   Investor Class

    2002                         $ 1.23                    $ 1.08                       515,244
    2001                           1.08 (05/01/01)           1.23                        16,826


American Century(R) Income and Growth
   Investor Class

    2002                         $ 0.94                    $ 0.75                        71,607
    2001                           1.02 (05/01/01)           0.94                         1,385


American Century(R) International Growth-
   Investor Class

    2002                         $ 1.68                    $ 1.34                       130,388
    2001                           2.02 (05/01/01)           1.68                           120

American Century(R) Select-
   Investor Class

    2002                         $ 2.11                    $ 1.61                        91,651
    2001                           2.41 (05/01/01)           2.11                             0


American Century(R) Ultra(R)-
   Investor Class

    2002                         $ 2.24                    $ 1.70                       316,787
    2001                           2.43 (05/01/01)           2.24                           114


Ariel

    2002                         $ 1.00 (05/31/02)         $ 0.85                        97,409


Ariel Appreciation

    2002                         $ 1.00 (05/31/02)         $ 0.83                        82,132


Calvert Social Mid Cap Growth

    2002                         $ 2.12                    $ 1.50                     4,777,927
    2001                           2.44                      2.12                     4,701,190
    2000                           2.22                      2.44                     4,159,423
    1999                           2.10                      2.22                     2,606,657
    1998                           1.64                      2.10                     2,283,661
    1997                           1.34                      1.64                     1,070,537
    1996                           1.27                      1.34                       940,440
    1995                           1.00 (04/28/95)           1.27                        71,033


Calvert Income-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 1.01                       232,814

Calvert Social Investment Equity-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.86                       333,520


Calvert New Vision Small Cap-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.75                         4,870


Fidelity(R) VIP Asset Manager(SM)-
  Initial Class

    2002                         $ 1.83                    $ 1.65                    53,227,498
    2001                           1.93                      1.83                    52,427,456
    2000                           2.03                      1.93                    48,253,843
    1999                           1.85                      2.03                    41,549,516
    1998                           1.63                      1.85                    37,109,026
    1997                           1.37                      1.63                    30,831,927
    1996                           1.21                      1.37                    26,868,078
    1995                           1.05                      1.21                    22,931,562
    1994                           1.13                      1.05                    19,540,376
    1993                           1.00 (05/01/93)           1.13                     5,859,606






                 CONDENSED FINANCIAL INFORMATION (CONTINUED)

Investment Account       Accumulation Unit Value     Accumulation Unit Value   Number of Accumulation Units
and Class if any          At Beginning of Period       At End of Period        Outstanding At End of Period
------------------       -----------------------     -----------------------   ----------------------------

Fidelity(R) VIP Contrafund(R)-
   Initial Class

    2002                         $ 2.34                    $ 2.09                    22,973,191
    2001                           2.70                      2.34                    21,679,020
    2000                           2.93                      2.70                    20,337,472
    1999                           2.39                      2.93                    17,745,265
    1998                           1.86                      2.39                    13,160,702
    1997                           1.52                      1.86                     8,965,623
    1996                           1.27                      1.52                     4,656,175
    1995                           1.00 (04/28/95)           1.27                       691,978


Fidelity(R) VIP Equity-Income-
   Initial Class

    2002                         $ 2.03                    $ 1.67                    12,196,544
    2001                           2.16                      2.03                    12,372,602
    2000                           2.02                      2.16                    11,109,818
    1999                           1.93                      2.02                    10,849,010
    1998                           1.75                      1.93                     9,537,700
    1997                           1.38                      1.75                     6,959,675
    1996                           1.22                      1.38                     4,243,458
    1995                           1.00 (04/28/95)           1.22                       762,132


Fidelity(R) VIP Growth-
  Initial Class

    2002                         $ 2.78                    $ 1.92                    52,130,625
    2001                           3.42                      2.78                    51,057,046
    2000                           3.89                      3.42                    46,168,040
    1999                           2.86                      3.89                    38,773,668
    1998                           2.08                      2.86                    32,435,920
    1997                           1.71                      2.08                    26,493,376
    1996                           1.51                      1.71                    22,560,070
    1995                           1.13                      1.51                    14,966,606
    1994                           1.14                      1.13                     9,247,290
    1993                           1.00 (05/01/93)           1.14                     2,051,512


Fidelity(R) VIP High Income-
  Initial Class

    2002                         $ 1.13                    $ 1.16                    16,007,137
    2001                           1.30                      1.13                    15,753,066
    2000                           1.70                      1.30                    12,815,473
    1999                           1.59                      1.70                    11,472,702
    1998                           1.68                      1.59                    11,188,244
    1997                           1.45                      1.68                     8,053,332
    1996                           1.29                      1.45                     6,679,227
    1995                           1.08                      1.29                     4,719,928
    1994                           1.11                      1.08                     3,013,462
    1993                           1.00 (05/01/93)           1.11                       598,051


Fidelity(R) VIP Overseas-
   Initial Class

    2002                         $ 1.49                    $ 1.17                    13,464,244
    2001                           1.91                      1.49                    12,518,734
    2000                           2.39                      1.91                    11,353,249
    1999                           1.70                      2.39                    10,272,575
    1998                           1.52                      1.70                    10,099,671
    1997                           1.38                      1.52                     9,308,550
    1996                           1.24                      1.38                     8,245,189
    1995                           1.14                      1.24                     6,385,519
    1994                           1.14                      1.14                     4,748,284
    1993                           1.00 (05/01/93)           1.14                       872,248


INVESCO Dynamics-
   Investor Class

    2002                         $ 2.18                    $ 1.44                        22,734
    2001                           2.72 (05/01/01)           2.18                           145


INVESCO Energy-
   Investor Class

    2002                         $ 0.87                    $ 0.82                        47,128
    2001                           1.10 (05/01/01)           0.87                             0


INVESCO Financial Services-
   Investor Class

    2002                         $ 0.99                    $ 0.83                        75,375
    2001                           1.03 (05/01/01)           0.99                         3,556


INVESCO Health Sciences-
   Investor Class

    2002                         $ 1.10                    $ 0.81                        66,034
    2001                           1.09 (05/01/01)           1.10                           766


INVESCO Technology-
   Investor Class

    2002                         $ 0.91                    $ 0.47                       159,525
    2001                           1.28 (05/01/01)           0.91                           914


INVESCO Telecommunications-
   Investor Class

    2002                         $ 0.26                    $ 0.13                         5,163
    2001                           0.46 (05/01/01)           0.26                             0


Janus Aspen Series Flexible Income-
   Institutional Class

    2002                         $ 1.31                    $ 1.43                     9,258,998
    2001                           1.23                      1.31                     6,419,285
    2000                           1.17                      1.23                     5,236,802
    1999                           1.17                      1.17                     4,442,495
    1998                           1.08                      1.17                     2,204,070
    1997                           1.00 (05/01/97)           1.08                       289,354






                  CONDENSED FINANCIAL INFORMATION (CONTINUED)

Investment Account       Accumulation Unit Value     Accumulation Unit Value   Number of Accumulation Units
and Class if any          At Beginning of Period       At End of Period        Outstanding At End of Period
------------------       -----------------------     -----------------------   ----------------------------

Janus Aspen Series Worldwide Growth-
   Institutional Class

    2002                         $ 1.50                    $ 1.11                    34,123,387
    2001                           1.96                      1.50                    32,859,993
    2000                           2.36                      1.96                    28,723,922
    1999                           1.45                      2.36                    17,434,845
    1998                           1.14                      1.45                     8,357,911
    1997                           1.01 (05/01/97)           1.14                     2,126,372


MFS(R) International New Discovery-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.84                       129,375


MFS(R) Mid Cap Growth-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.72                         3,380


MFS(R) Strategic Value-
   Class A

    2002                         $ 1.00 (05/31/02)         $ 0.80                         6,914


PBHG Emerging Growth

    2002                         $ 0.81                    $ 0.42                           238
    2001                           1.01 (05/01/01)           0.81                             0


PBHG Growth II

    2002                         $ 1.08                    $ 0.74                     4,163,718
    2001                           1.83                      1.08                     4,241,331
    2000                           2.23                      1.83                     4,102,333
    1999                           1.14                      2.23                     1,277,768
    1998                           1.07                      1.14                       412,873
    1997                           1.00 (05/01/97)           1.07                        58,505



PBHG Technology & Communications

    2002                         $ 1.20                    $ 0.54                     4,851,848
    2001                           2.54                      1.20                     3,251,322
    2000                           4.45                      2.54                     1,878,426
    1999                           1.35                      4.45                       953,082
    1998                           1.03                      1.35                       214,047
    1997                           1.00 (05/01/97)           1.03                       101,585


PBHG Large Cap (formerly known as PBHG Large Cap Value - name changed 4/1/2003)

    2002                         $ 0.98                    $ 0.73                       164,156
    2001                           1.05 (05/01/01)           0.98                         8,536


PIMCO PEA Renaissance-
  Administrative Class

    2002                         $ 1.00 (05/31/02)         $ 0.71                        92,285


PIMCO PEA Value-
   Administrative Class

    2002                         $ 1.00 (05/31/02)         $ 0.74                        13,833


Safeco RST Equity

    2002                         $ 1.22                    $ 0.89                     5,460,849
    2001                           1.36                      1.22                     4,874,658
    2000                           1.55                      1.36                     4,652,378
    1999                           1.43                      1.55                     3,549,888
    1998                           1.16                      1.43                     2,034,751
    1997                           0.98 (05/01/97)           1.16                       186,090



Safeco RST Growth Opportunities

    2002                         $ 1.61                    $ 0.99                    12,304,684
    2001                           1.37                      1.61                    11,410,141
    2000                           1.48                      1.37                     9,376,539
    1999                           1.41                      1.48                     7,892,664
    1998                           1.41                      1.41                     6,688,427
    1997                           0.93 (05/01/97)           1.41                     1,069,115


State Street Equity 500 Index*-
   CLass A

    2002                         $ 2.68                    $ 2.05                    66,528,028
    2001                           3.09                      2.68                    64,168,583
    2000                           3.45                      3.09                    58,495,675
    1999                           2.90                      3.45                    40,519,791
    1998                           2.29                      2.90                    30,592,950
    1997                           1.74                      2.29                    18,374,733
    1996                           1.44                      1.74                     9,841,199
    1995                           1.06                      1.44                     3,976,682
    1994                           1.07                      1.06                     1,996,816
    1993                           1.00 (05/01/93)           1.07                       507,196


T. Rowe Price Equity Income

    2002                         $ 2.28                    $ 1.96                    25,659,444
    2001                           2.28                      2.28                    23,400,668
    2000                           2.04                      2.28                    20,201,701
    1999                           1.99                      2.04                    21,447,550
    1998                           1.85                      1.99                    19,081,441
    1997                           1.45                      1.85                    11,646,682
    1996                           1.23                      1.45                     4,259,154
    1995                           1.00 (04/28/95)           1.23                       388,732


Vanguard Short-Term Bond-
  Investor Class

    2002                         $ 1.42                    $ 1.49                       122,492
    2001                           1.37 (05/01/01)           1.42                           358


Vanguard Explorer-
   Investor Class

    2002                         $ 2.25                    $ 1.67                     1,182,344
    2001                           2.25 (05/01/01)           2.25                             0


*The State Street Equity 500 Index Investment Account first became available in April, 2001 when it was substituted for the Fidelity(R) VIP Index 500 Investment Account. Information presented in the table and in the "Performance Information" in the Statement of Additional Information for the years 1993 through 2000 is, therefore, that of the Fidelity(R) VIP Index 500 Account and not of the State Street Equity 500 Index Account.

           INFORMATION ABOUT AUL, THE VARIABLE ACCOUNT, AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

     AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

     After conversion, the insurance company issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, the MHC must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     AUL conducts a conventional life insurance and annuity business. At December 31, 2002, the OneAmerica Financial Partners, Inc. enterprise, in which AUL is a partner, had assets of $12,208,143,297 and had equity of $1,100,282,506.

The principal underwriter for the Contracts is OneAmerica Securities, Inc., a wholly owned subsidiary of AUL. One America Securities, Inc. is registered as a broker-dealer with the SEC.

VARIABLE ACCOUNT

     AUL American Unit Trust was established by AUL on August 17, 1989, under procedures established under Indiana law. The income, gains, or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to other income, gains, or losses of AUL. AUL owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account to meet all Variable Account obligations under the Contracts. AUL may transfer to its General Account assets that exceed anticipated obligations of the Variable Account. All obligations arising under the Contracts are general corporate obligations of AUL. AUL may invest its own assets in the Variable Account, and may accumulate in the Variable Account proceeds from Contract charges and investment results applicable to those assets.

     The Variable Account is currently divided into sub-accounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of a specific mutual fund or in a specific Portfolio of one of the Funds. Contributions may be allocated to one or more Investment Accounts available under a Contract. Not all of the Investment Accounts may be available under a particular Contract and some of the Investment Accounts are not available for certain types of Contracts. AUL may in the future establish additional Investment Accounts of the Variable Account, which may invest in other
Portfolios of the Funds or in other securities, mutual funds, or investment vehicles.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Variable Account or of AUL.

THE FUNDS

     Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund. Each of the Funds is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies or practices of the Fund. Each Portfolio has its own investment objectives and policies. The shares of each mutual fund

Portfolio are purchased by AUL for the corresponding Investment Account at the Portfolio's net asset value per share, i.e., without any sales load. All dividends and capital gain distributions received from a Portfolio are automatically  reinvested  in such  Portfolio  at net asset  value,  unless  AUL instructs otherwise. AUL has entered into agreements with the Distributors/Advisors of A I M Advisors, Inc., American Century(R) Investment Management, Inc., Ariel Capital Management, Inc., Calvert Asset Management Company, Fidelity(R) Management & Research Company, Fred Alger Management, Inc., INVESCO Funds Group, Inc., Janus Capital Management LLC, MFS Investment Management(R), Pilgrim Baxter & Associates, Ltd., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Safeco Asset Management Company, State Street Bank & Trust Company, T. Rowe Price & Associates, Inc., and T. Rowe Price International, Inc. under which AUL has agreed to render certain services and to provide information about these funds to its Contractowners and/or Participants who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these funds, (or from the Funds if a 12b-1 plan has been approved) ranging from zero basis points until a certain level of fund assets have been purchased to an annual service fee of sixty basis points based on the average daily market value of shares owned by the separate account.

     The investment advisors of the Funds are listed in the Summary. All of the investment advisors are registered with the SEC as investment advisors. The Funds offer their shares as investment vehicles to support variable annuity contracts. The advisors or distributors to certain of the Funds may advise and distribute other investment companies that offer their shares directly to the public, some of which have names similar to the names of the Funds in which the Investment Account invests. These investment companies offered to the public should not be confused with the Funds in which the Investment Account invests. The Funds are described in their prospectuses, which accompany this prospectus.

     A summary of the investment objective or objectives of each Portfolio of each of the Funds follows. There can be no assurance that any Portfolio will achieve its objective or objectives. More detailed information is contained in the Prospectuses for the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

ONEAMERICA FUNDS, INC.

OneAmerica Asset Director - Advisor Class and Class O

     Seeking long-term capital appreciation and some income to help cushion the volatility of equity investments. The OneAmerica Asset Director Portfolio invests in assets allocated among publicly traded common stock, debt securities (including convertible debentures) and money market securities utilizing a fully managed investment policy. The composition of the Portfolio will vary from time-to-time, based upon the advisor's evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, at any given time, up to 100% of the Portfolio may be invested in any one sector such as common stocks, debt securities or money market instruments.

OneAmerica  Investment  Grade Bond - Advisor Class and Class O


     Seeking a high level of income with prudent investment risk and capital appreciation consistent with the primary objective. The OneAmerica Investment Grade Bond Portfolio invests primarily in investment grade fixed income securities. The Portfolio may invest no more than 10% of its assets in securities rated less than BBB or Baa (investment grade). It is intended that the Portfolio securities generally will be of sufficient credit quality to provide a high level of protection against loss of principal or interest. The Portfolio may also invest in money market instruments, repurchase agreements, reverse repurchase agreements, dollar-denominated foreign securities and other debt securities that are consistent with the maturity and credit quality.



OneAmerica  Money  Market - Advisor Class and Class O

     Seeking to provide a level of current income while preserving assets and maintaining liquidity and investment quality. The OneAmerica Money Market Portfolio invests in short-term money market instruments of the highest quality that the advisor has determined present minimal credit risk. The Portfolio invests only in money market instruments denominated in U.S. dollars that mature in 13 months or less from the date of purchase. These instruments may include U.S. Government securities, commercial paper, repurchase agreements, reverse repurchase agreements, certificates of deposit and money market funds.

OneAmerica Value - Advisor Class and Class O

     Seeking long-term capital appreciation. The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value-driven approach in selecting securities, concentrating on companies which appear undervalued compared to the market and to their own historic valuation levels. Typically, at least 65% of the Portfolio's assets will be invested in common stocks listed on a national securities exchange or actively traded over-the-counter on the NASDAQ National Market System.

FOR ADDITIONAL INFORMATION CONCERNING ONEAMERICA FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE ONEAMERICA FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AIM BASIC FALUE FUND

AIM Basic Value - Class A

     Seeking to provide long-term growth of capital. The AIM Basic Value Fund invests primarily in equity securities of U.S. companies believed to be undervalued in relation to long-term earning power or other factors. The Fund pursues capital growth by investing in undervalued large and mid-sized companies. Its focus on more stable business values enables it to take advantage of market volatility and investor overreaction to negative news. Investing in mid-sized companies may involve greater risk not associated with investing in more established companies. The Fund may invest up to 25% of its assets in foreign securities that may present risks not associated with investing solely in the United States.

FOR ADDITIONAL INFORMATION CONCERNING AIM BASIC VALUE FUND, PLEASE SEE THE AIM BASIC VALUE FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AIM MID CAP CORE EQUITY FUDN

AIM Mid Cap Core Equity - Class A

     Seeking to provide long-term growth of capital. The AIM Mid Cap Core Equity Fund invests in medium-sized U.S. companies. The Fund seeks growth by applying AIM's GARP (Growth At a Reasonable Price) discipline to the universe of medium-sized companies. Investing in small-and mid-sized companies may involve greater risks not associated with investing in more established companies. Additionally, small companies may have business risk, significant stock price fluctuations and illiquidity. The Fund may invest up to 25% of its assets in foreign securities that may present risks not associated with investing solely in the United States.

FOR ADDITIONAL INFORMATION CONCERNING AIM MID CAP CORE EQUITY FUND, PLEASE SEE THE AIM MID CAP EQUITY FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AIM SMALL CAP GROWTH FUND

AIM Small Cap Growth - Class A

     Seeking to provide long-term growth of capital. The AIM Small Cap Growth Fund invests in U.S. small-cap companies. The Fund invests in stocks of emerging-growth companies that demonstrate earnings potential. The Fund may invest up to 25% of its assets in foreign securities that may present risks not associated with investing solely in the United States. The Fund may invest up to 35% of its total assets in below-investment-grade debt securities. Investments of this type are subject to a greater loss of principal and interest.

FOR ADDITIONAL INFORMATION CONCERNING AIM SMALL CAP GROWTH FUND, PLEASE SEE THE AIM SMALL CAP GROWTH FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


ALGER AMERICAN FUND

Alger  American   Balanced - Class O

     Seeking current income and long-term capital appreciation. The Alger American Balanced Portfolio focuses on stocks of companies with growth potential and fixed income securities, with an emphasis on income-producing securities, which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the four highest rating categories by an established rating agency or if not rated, which are determined by the Managers to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

Alger American Growth - Class O

     Seeking long-term capital appreciation. The Alger American Growth Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater. This Portfolio is not restricted to any one type of security.

Alger American  Leveraged AllCap - Class O

     Seeking long-term capital appreciation. The Alger American Leveraged AllCap Portfolio, under normal circumstances, invests in the equity securities of companies of any size which demonstrate promising growth potential. The
Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns. There is the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Portfolio's value can decrease more quickly than if the Portfolio had not borrowed.

FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) QUANTITATIVE EQUITY FUNDS, INC.

American  Century(R) Income & Growth - Investor Class

     Seeking long-term capital growth and income is secondary. The American Century(R) Income & Growth Fund invests in a diversified portfolio of domestic stocks in pursuit of its objective. The Fund is designed to provide a total return and dividend yield greater than the S&P 500 Index. Stocks are selected primarily from the 1,500 largest U.S. publicly traded companies, with no single industry accounting for more than 25% of total assets. Individuals cannot invest directly in any index.

American  Century(R)  Small  Company  - Advisor Class

     Seeking capital appreciation by investing primarily in common stocks of small companies. The American Century(R) Small Company Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws on computer technology. In the first step, the fund managers rank stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. In the second step, the managers use a technique called portfolio optimization, which they believe will provide the optimal balance between risk and expected return.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY(R) QUANTITATIVE EQUITY FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY(R) QUANTITATIVE EQUITY FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) CAPITAL PORTFOLIOS, INC.

American Century(R) Equity Income - Investor Class and Advisor Class

     Seeking current income and capital growth. The American Century(R) Equity Income Fund invests primarily in stocks with a favorable dividend-paying history that have prospects for dividend payments to continue or increase. Secondarily, the Fund managers look for the possibility that the stock price may increase. The Fund seeks to receive dividend payments that provide a yield that exceeds the yield of the stocks comprising the S&P 500 Index. Under normal market conditions, the managers intend to keep at least 85% of the Fund's assets invested in income-paying securities and at least 80% of its assets in equity securities.

American Century(R) Large Company Value - Advisor Class

     Seeking long-term capital growth. Income is a secondary objective. The fund managers of the American Century Large Company Value Fund look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

American Century(R) Real Estate - Advisor Class

     Long-term capital appreciation, with income as a secondary objective. The management team invests in common stocks of real estate investment trusts (REITs), which own income-producing properties such as offices, industrial properties, shopping centers, regional malls, outlet centers, apartments, manufactured homes, lodging/resorts, self storage, and diversified properties. The fund managers focus on individual companies using bottom-up, fundamental analysis including sophisticated earnings models and dividend discount models to identify potential stocks. Sector funds may experience greater short-term price volatility than more diversified equity funds, and are most suitable for the aggressive portion of an investment portfolio.

American Century(R) Small Cap Value  -  Advisor Class and Investor Class

     Seeking long-term capital growth. Income is a secondary objective. The American Century(R) Small Cap Value Fund invests primarily in stocks of smaller companies that the managers believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Under normal market conditions, the managers intend to keep at least 65% of the Fund's assets invested in U.S. equity securities at all times.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) WORLD MUTUAL FUNDS, INC.

American Century(R)  International Growth  - Advisor Class and Investor Class

     Seeking capital growth by investing in equity securities in developed foreign countries. The American Century(R) International Growth Fund invests in common stocks of foreign companies that management considers to have potential for appreciation. The Fund invests primarily in stocks of companies that demonstrate sustainable earnings and growth acceleration of developed markets and attempts to stay fully invested at all times. Other securities the Fund may invest in are bonds, notes and debit securities of companies and obligations of domestic or foreign governments and their agencies.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY WORLD MUTUAL FUNDS, INC. AND ITS PORTFOLIO, PLEASE SEE THE AMERICAN CENTURY WORLD MUTUAL FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) STRATEGIC ASSET ALLOCATIONS, INC.

American  Century(R)  Strategic   Allocation:   Aggressive
 - Advisor Class and Investor Class

     Seeking to provide long-term capital growth with a small amount of income. The American Century(R) Strategic Allocation: Aggressive Fund asset allocation strategy diversifies investments among equity securities, bonds and cash-equivalent instruments. This investment option may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. American Century Strategic Allocation: Aggressive is generally allocated among the major asset classes as follows: 78% stocks, 20% bonds and 2% cash.

American  Century(R)  Strategic  Allocation:  Conservative
 - Advisor Class and Investor Class

     Seeking to provide regular income and moderate long-term growth. The American Century(R) Strategic Allocation: Conservative Fund's asset allocation strategy diversifies investments among equity securities, bonds and cash-equivalent instruments. This investment option may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. American Century Strategic Allocation: Conservative is generally allocated among the major asset classes as follows: 45% stocks, 45% bonds and 10% cash.

American Century(R) Strategic Allocation:  Moderate
 - Advisor Class and Investor Class

     Seeking to provide long-term capital growth and some regular income. The American Century(R) Strategic Allocation: Moderate Fund's asset allocation strategy diversifies investments among equity securities, bonds and cash-equivalent instruments. This investment option may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. American Century Strategic Allocation: Moderate is generally allocated among the major asset classes as follows: 63% stocks, 31% bonds and 6% cash.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) MUTUAL FUNDS, INC.

American Century(R) Heritage  - Advisor Class

     Seeking long-term capital growth. The fund managers of the American Century(R) Heritage Fund look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. The managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for sectors.

American  Century(R)  Select  - Investor Class

     Seeking long-term capital growth. The American Century(R) Select Fund invests at least 75% of assets in large-cap companies and maintains approximately 80-120 holdings. Additionally, the management team considers S&P 500 sector weightings when constructing the portfolio. They use a bottom-up stock-picking approach that relies on a proven combination of proprietary technology and fundamental analysis. They invest mainly in U.S. large-cap companies that exhibit sustainable, accelerating earnings; and they attempt to remain fully invested at all times. They utilize a disciplined sell strategy based on deteriorating fundamentals, decelerating growth trends and emergence of more attractive alternate companies.

American Century(R) Ultra(R) - Advisor Class and Investor Class

     Seeking capital appreciation over time by investing in the common stocks of medium-and large-sized companies that exhibit accelerating growth. The American Century(R) Ultra(R) Fund invests primarily in large-sized companies whose operating earnings and revenue are accelerating. The management team builds positions in those companies it considers most likely to sustain earnings acceleration. This Fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets. The Fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY MUTUAL FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY MUTUAL FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.

American Century(R) VP Capital Appreciation -

     Seeking long-term capital growth. The American Century(R) VP Capital Appreciation Fund invests primarily in growth companies that the Fund's investment management believes are growing at an accelerated rate and have a record of at least three years of operation. Risk is spread across a variety of companies and industries. The Fund invests in common stocks (including securities convertible into common stocks and other equity equivalents). The Fund may invest in cash and cash equivalents temporarily or when it is unable to find securities meeting its criteria of selection.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIO, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


ARIEL MUTUAL FUNDS, INC.

Ariel

     Seeking to provide long-term capital appreciation. The Ariel Fund seeks long-term capital appreciation by investing in undervalued small capitalization (small-cap) companies in consistent industries that show strong potential for growth. The Fund focuses on companies that share attributes that the Fund's investment adviser believes should result in capital appreciation over time. Those attributes include: quality products or services; experienced, dedicated management; strong balance sheets; and consistent earnings growth. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund primarily invests in companies with market capitalizations under $2 billion at the time of purchase.

Ariel Appreciation

     Seeking to provide long-term capital appreciation. The Ariel Appreciation Fund seeks long-term capital appreciation by investing in undervalued small capitalization (mid-cap) firms with growth potential. The Fund focuses on companies that share attributes that the Fund's investment adviser believes should result in capital appreciation over time. Those attributes include: quality products or services; experienced, dedicated management; strong balance sheets; and consistent earnings growth. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund primarily invests in companies with market capitalizations from $1 billion to $10 billion at the time of purchase.

FOR  ADDITIONAL   INFORMATION  CONCERNING  ARIEL  MUTUAL  FUNDS,  INC.  AND  ITS
PORTFOLIOS, PLEASE SEE THE ARIEL MUTUAL FUNDS PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


CALVERT INCOME FUND

 Calvert Income - Class A

     Seeking to maximize income, to the extent consistent with prudent investment management and preservation of capital through investment in bonds and other income producing securities. The Calvert Income Fund invests in selected investment grade bonds. At least 65% of its assets are invested in fixed-income securities that received one of the following ratings: Aaa, Aa, A or Baa from Moody's Investor Services Inc., AAA, AA, A or BBB from Standard & Poor's Corp. or a comparable rating from Calvert Asset Management Company (CAMCO). These are un-rated securities whose value CAMCO considers comparable to one of the investment-grade ratings listed above. The remaining 35% of the assets may be invested in non-investment-grade securities. These securities involve greater risk of default or price declines (due to changes in the issuers' creditworthiness).

FOR ADDITIONAL INFORMATION CONCERNING CALVERT INCOME FUND AND ITS PORTFOLIO, PLEASE SEE THE CALVERT INCOME FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


CALVERT NEW VISION SMALL CAP FUND

Calvert New Vision Small Cap - Class A

     Seeking to provide long-term capital appreciation by investing primarily in small cap stocks that meet the fund's investment. At least 80% of the Calvert New Vision Small Cap Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests. The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT NEW VISION SMALL CAP FUND AND ITS PORTFOLIO, PLEASE SEE THE CALVERT NEW VISION SMALL CAP FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


CALVER SOCIAL INVESTMENT FUND

Calvert Social  Investment  Equity - Class A

     Seeking to provide growth of capital through investment in equity securities of issuers within industries perceived to offer opportunities for potential capital appreciation.The Calvert Social Investment Equity Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billon. Investment returns will be mostly from changes in the price of the underlying Fund's holdings (capital appreciation). The subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT SOCIAL INVESTMENT FUND AND ITS PORTFOLIO, PLEASE SEE THE CALVERT SOCIAL INVESTMENT FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


CALVERT VARIABLE SERIES, INC.

Calvert Social Mid-Cap Growth - Class A

     Seeking long-term capital appreciation. The Calvert Social Mid-Cap Growth Portfolio invests primarily in a non-diversified Portfolio of the stock securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible security bonds, notes and other debt securities. All investments are screened with social criteria. After the Portfolio management team identifies financially attractive opportunities, they examine corporate performance in five broad areas: the environment, workplace issues, product safety, international operations and human rights, and weapons contracting.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT VARIABLE SERIES INC. AND THE CALVERT SOCIAL MID-CAP GROWTH PORTFOLIO, PLEASE SEE THE CALVERT VARIABLE SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


FIDELITY ADVISOR FUNDS

Fidelity(R)  Advisor  Diversified  International - Class T

     Capital growth. The Fidelity(R) Advisor Diversified International Fund normally invests primarily in non-U.S. securities, primarily in common stocks. The fund allocates its investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

Fidelity(R)   Advisor  Dividend  Growth - Class T

     Long-term capital appreciation. The Fidelity(R) Advisor Dividend Growth Fund normally invests at least 80% of assets in equity securities, primarily in common stocks, investing primarily in companies that pay dividends or that FMR believes have the potential to pay dividends in the future. FMR may invest the fund's assets in 'growth' stocks or 'value' stocks or both, and may invest in securities of foreign and domestic issuers

Fidelity(R)  Advisor  Equity  Income - Class T

     Seeks a yield from dividend and interest income that exceeds the composite dividend yield of securities in the S&P 500. The fund will consider the potential for achieving capital appreciation. (Individuals cannot invest directly in any index.) The Fidelity(R) Advisor Equity Income Fund normally invests at least 80% of assets in equity securities, primarily in income-producing equity securities which tends to lead to investments in large cap 'value' stocks, potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.

Fidelity(R)  Advisor  Growth & Income -  Class T

     High total return through a combination of capital appreciation and current income. The Fidelity(R) Advisor Growth & Income Fund normally invests a majority of its assets in common stocks of domestic and foreign issuers, with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. The fund may invest in either 'growth' stocks or 'value' stocks or both.

Fidelity(R)  Advisor Mid Cap - Class T

     Long-term growth of capital. The Fidelity(R) Advisor Mid Cap Fund normally invests primarily in common stocks. The fund normally invests at least 80% of assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index or the Standard & Poor's MidCap 400 Index (S&P MidCap 400).

Fidelity(R)  Advisor  Small Cap - Class T

     Seeks Long-term growth of capital. The Fidelity (R) Advisor Small Cap normally invests primarily in common stocks. The fund normally invests at least 80% of assets in securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index). The fund invests in either 'growth' stocks or 'value' stocks or both. The fund invests in domestic and foreign issuers.

FOR  ADDITIONAL   INFORMATION  CONCERNING  FIDELITY(R)  ADVISOR  FUNDS  CLASS  T
PORTFOLIO, PLEASE SEE THE FIDELITY(R) ADVISOR FUNDS CLASS T PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


FIDELITY(R) VARIABLE INSURANCE PRODUCES FUND

Fidelity  VIP Asset  Manager(SM) - Initial Class

     Seeks to obtain high total return with reduced risk over the long-term. Fidelity Management & Research Company (FMR)'s principal investment strategies include: Allocating the fund's assets among stocks, bonds, and short-term and money market instruments. Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments. Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%). Investing in domestic and foreign issuers. Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Fidelity VIP  Contrafund(R) - Initial Class

     Seeks long-term capital appreciation. Fidelity Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in common stocks. Investing in securities of companies whose value it believes is not fully recognized by the public. Investing in domestic and foreign issuers. Investing in either "growth" stocks or "value" stocks or both. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Fidelity  VIP  Equity-Income  - Initial Class

     Seek reasonable income and will also consider the potential for capital appreciation. a yield that exceeds the yield on the securities comprising the Standard & Poor's 500 Index. The Portfolio also considers the potential for capital appreciation. (Individuals cannot invet directly in any index.) Fidelity Management & Research Company (FMR)'s principal investment strategies include:
Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Growth - Initial Class

     Seeks to achieve long-term capital appreciation. Fidelity Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in common stocks. Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks). Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP High Income - Initial Class

     Seeks a high level of current income, while also considering growth of capital. Fidelity Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially investing in non-income producing securities, including defaulted securities and common stocks. Investing in companies in troubled or uncertain financial condition. Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. FMR currently intends to limit common stocks to 10% of the fund's total assets.

Fidelity  VIP  Overseas - Initial Class

     Seeks long-term growth of capital.Fidelity  Management and Research Company
(FMR)'s principal investment strategies include: Normally investing at least 80% of assets in non-U.S. securities. Normally investing primarily in common stocks. Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND ITS PORTFOLIOS, PLEASE SEE THE VIP PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


INVESCO STOCK FUNDS, INC.

INVESCO  Dynamics - Investor Class

     Seeking capital appreciation through aggressive investment policies. The INVESCO Dynamics Fund invests primarily in common stocks of mid to smaller-capitalized companies with rapidly accelerating earnings growth. The Fund may invest up to 25% of the total assets in foreign securities (measured at the time of purchase). Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. When the manager believes market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements.

FOR ADDITIONAL INFORMATION CONCERNING INVESCO STOCK FUNDS, INC. AND ITS PORTFOLIO, PLEASE SEE THE INVESCO STOCK FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


INVESCO SECTOR FUNDS, INC.

INVESCO Energy - Investor Class and Class K

     Seeking long-term capital appreciation. The INVESCO Energy Fund primarily invests in energy sector stocks, the majority of which include major oil companies, energy services, and oil and gas exploration and production companies. The Fund focuses on reasonably priced companies with above-average production volume growth and earnings, cash flow and asset value growth potential independent of commodity pricing. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio. Holdings may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale.

INVESCO Financial Services - Investor Class and Class K

     Seeking long-term capital appreciation. The INVESCO Financial Services Fund invests primarily in financial services stocks, particularly those that are increasing their revenue streams along with their earnings. The Fund focuses on market-driven companies with superior technology to deliver products and services that match their customers' needs. This Fund concentrates on banks, insurance companies, investment and other financial service firms. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO Health Sciences - Investor Class and Class K

     Seeking long-term capital appreciation. The INVESCO Health Sciences Fund primarily invests in strongly managed, innovative health care companies, blending well-established firms with faster-growing, more dynamic health care businesses. These industries include biotechnology, pharmaceuticals, medical devices and supplies, and health care services. Within these industries, the
Fund  focuses  on the  market  leaders  that are  well  positioned  to  leverage demographic and innovative trends. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO Leisure - Class K

     Seeks capital growth. The INVESCO Leisure Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in the design, production, and distribution of products related to leisure activities. These industries include, but are not limited to, advertising, communications/cable TV, cruise lines, entertainment, recreational equipment, lodging, publishers, restaurants, and selected retailers. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO Technology - Class K

     Seeking long-term capital appreciation. The INVESCO Technology Fund invests primarily in technology-related stocks, including companies engaged in hardware, software and semiconductors; telecommunications equipment and services; service-related companies in information technology; and applied technology firms, including vertical markets such as medical or biotechnology. The Fund concentrates on market-leading companies with strong management teams that have solid track records, financial strength and proprietary products or content. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO Telecommunications  - Investor Class

     Seeking high total return through capital appreciation and income. The INVESCO Telecommunications Fund invests primarily in the equity securities of companies engaged in the design, development, manufacture, distribution, or sale of communications services and equipment; these may include long distance, local and cellular telephone service, wireless communications systems, local and wide area networks, fiber optic transmission, satellite communication, microwave transmission, television and movie programming, broadcasting and cable television. The Fund may invest significantly in foreign securities. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.


FOR ADDITIONAL INFORMATION CONCERNING INVESCO SECTOR FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE INVESCO SECTOR FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


JANUS ASPEN SERIES

Janus Aspen Series Flexible  Income -  Institutional  Class

     Seeking maximum total return consistent with preservation of capital. The Janus Aspen Series Flexible Income Portfolio normally invests at least 80% of its assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities with dollar-weighted maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio may invest to a lesser degree in common stocks, stock securities or debt securities that are not currently paying dividends or interest. Additionally, this Portfolio may invest without limit in foreign securities, including those of corporate and government issuers.

Janus Aspen Series Worldwide Growth - Institutional Class

     Seeking long-term capital growth in a manner consistent with preservation of capital. The Janus Aspen Series Worldwide Growth Portfolio invests primarily in common stocks of foreign and domestic issuers. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. The Portfolio will not invest more than 35% of its assets in high-yield/high-risk securities.

FOR ADDITIONAL INFORMATION CONCERNING JANUS ASPEN SERIES AND ITS PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING


MFS(R)  INTERNATIONAL NEW DISCOVERY FUND

MFS(R) International New Discovery - Class A

     Seeking to provide capital appreciation. The MFS(R) International New Discovery Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of foreign (including emerging market) issuers. The Fund may invest in companies of any size, including equity securities issued by foreign companies with relatively small market capitalizations that the Fund's investment adviser, Massachusetts Financial Services Company (MFS or the adviser), believes are early in their life cycle but have the potential to become major enterprises. Under normal market conditions, the Fund invests in at least three different countries.

FOR ADDITIONAL INFORMATION CONCERNING MFS(R) INTERNATIONAL NEW DISCOVERY FUND AND ITS PORTFOLIO, PLEASE SEE THE MFS(R) INTERNATIONAL NEW DISCOVERY FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


MFS(R)  MID CAP  GROWTH  FUND

MFS(R) Mid Cap Growth - Class A

     Seeking to provide long-term growth of capital. The MFS(R) Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies with medium market capitalization which the Fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have above-average growth potential. Medium market capitalization companies are defined by the Fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Fund's investment.

FOR ADDITIONAL INFORMATION CONCERNING MFS(R) MID CAP GROWTH FUND AND ITS PORTFOLIO, PLEASE SEE THE MFS(R) MID CAP GROWTH FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


MFS(R)  STRATEGIC  VALUE  FUND

MFS(R)  Strategic  Value - Class A

     Seeking to provide capital appreciation. The MFS(R) Strategic Value Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of companies which the Fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes are undervalued in the market relative to their long term potential. This Fund may invest in foreign securities through which it may have exposure to foreign currencies. This Fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

FOR ADDITIONAL INFORMATION CONCERNING MFS(R) STRATEGIC VALUE FUND AND ITS PORTFOLIO, PLEASE SEE THE MFS(R) STRATEGIC VALUE FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


MFS(R)  VALUE FUND

MFS(R) Value - Class A

     Seeking to provide capital appreciation and reasonable income. The MFS(R) Value Fund invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which Massachusetts Financial Services Company (referred to as MFS or the adviser) believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the Fund may invest in companies of any size, the Fund generally focuses on undervalued companies with large market capitalizations. The Fund may invest in foreign securities through which it may have exposure to foreign currencies.

FOR ADDITIONAL INFORMATION CONCERNING MFS(R) VALUE FUND AND ITS PORTFOLIO, PLEASE SEE THE MFS(R) VALUE FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PBHG FUNDS

PBHG Emerging Growth

     Seeking long-term capital growth. Under normal market conditions, the PBHG Emerging Growth Fund invests at least 80% of its assets in securities of small sized companies with market capitalizations generally similar to companies in the Russell 2000(R) Growth Index at purchase and expects to focus on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The securities in the Fund are primarily common stocks that Pilgrim Baxter believes have a strong historical earnings growth and expected earnings higher than the U.S. market as a whole.


PBHG Large Cap - (formerly known as PBHG Large Cap Value name changed on 4/1/03)

     Seeking long-term growth of capital and income. Current income is a secondary objective. Under normal conditions, the PBHG Large Cap Fund invests at least 80% of its assets in securities of large companies with market capitalizations similar to the companies in the S&P 500 Index at the time of purchase and expects to focus on value securities whose market capitalizations are over $10 billion at the time of purchase. The securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently under priced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG FUNDS, PLEASE CALL (800) 433-0051 OR WRITE THE PBHG FUNDS, FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PBHG INSURANCE  SERIES FUND

PBHG Insurance Series Growth II

     Seeking capital appreciation. Under normal market conditions, the PBHG Insurance Series Growth II Portfolio invests at least 65% of its total assets in securities of small and medium sized companies with market capitalizations similar to the companies in the Russell Midcap(R) Growth Index at the time of purchase and expects to focus on those growth securities whose market capitalization or annual revenues are between $500 million and $10 billion at the time of purchase. The securities in the Portfolio are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential.

PBHG Insurance Series  Technology &  Communications

     Seeking long-term capital growth. Under normal market conditions, the PBHG Insurance Series Technology & Communications Portfolio, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Portfolio is concentrated which means it will invest 25% or more of its total assets in the group of industries within the sector. The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting edge developments. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PACIFIC INVESTMENTS MANAGEMENT SERIES

PIMCO  High Yield  - Administrative Class

     Seeking to provide maximum total return, consistent with preservation of capital and prudent investment management. The PIMCO High Yield Fund seeks to achieve its investment objective by investing, under normal circumstances, a majority of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if un-rated, determined by PIMCO to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade fixed income instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Fund may invest a portion of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers.

FOR ADDITIONAL INFORMATION CONCERNING PACIFIC INVESTMENT MANAGEMENT SERIES AND ITS PORTFOLIO, PLEASE SEE THE PACIFIC INVESTMENT MANAGEMENT SERIES PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PIMCO MULTI-MANAGER SERIES

PIMCO PEA Renaissance - Administrative Class

     Seeking to provide long-term growth of capital and income. The PIMCO PEA Renaissance Fund seeks to achieve its investment objective by normally investing a majority of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

PIMCO PEA Value - Administrative Class

     Seeking to provide long-term growth of capital and income. The PIMCO PEA Value Fund seeks to achieve its investment objective by normally investing a majority of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

FOR ADDITIONAL INFORMATION CONCERNING PIMCO MULTI-MANAGER SERIES AND ITS PORTFOLIOS, PLEASE SEE THE PIMCO MULTI-MANAGER SERIES PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


Safeco  RESOURCE  SERIES TRUST

Safeco RST Equity

     Seeking long-term capital growth and reasonable dividend income. The Safeco RST Equity Portfolio mainly invests in large cap stocks, the majority of which are considered core holdings where the manager has strong conviction in the three-to-five year earnings per share outlook. The remainder of stocks is special situation issues, which have a specific earnings catalyst for shorter periods of time (i.e., cost cutting, restructuring). Additionally, this Portfolio may invest in fixed-income (bond) securities in accordance with business and financial conditions. It invests primarily in dividend-paying common stocks.

Safeco RST Growth  Opportunities

     Seeking capital growth. The Safeco RST Growth Opportunities Portfolio manager employs bottom up, fundamental research in the pursuit of rapidly growing companies. The buy discipline is primarily focused on small company stocks that are attractively priced on a valuation basis using both qualitative and quantitative screens. Most issues have excellent earnings growth potential, but are trading at discounts relative to their industry peers and the overall market. The manager will sell when outlook changes; however, the manager may keep holdings through periodic downturns.

FOR ADDITIONAL INFORMATION CONCERNING Safeco RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE Safeco RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


STATE STREET  EQUITY 500 INDEX  FUND

State Street  Equity 500 Index - Class A

     Seeking to match as closely as possible, before expenses, the performance of the Standard & Poor's 500 Index. (Investors cannTheiState StreetlEquityn500dIndexFund (the Fund), seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding Portfolio of State Street Master Funds. The Fund intends to invest in all 500 stocks comprising the S&P 500 Index in proportion to their weightings in the S&P 500 Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, a sample of the stocks in the Index in proportions expected by the adviser to match generally the performance of the S&P 500 Index as a whole may be purchased.

FOR  ADDITIONAL  INFORMATION  CONCERNING  TRUST AND THE STATE STREET  EQUITY 500
INDEX  FUND,  PLEASE  SEE  THE  STATE  STREET  INSTITUTIONAL   INVESTMENT  TRUST
PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income

     Seeking to provide a relatively conservative way to access substantial dividend income and long-term capital growth. The fund manager of the T. Rowe Price Equity Income Fund invests in common stocks of established companies expected to pay above-average dividends. The fund manager employs a value-oriented investment approach. He focuses on companies with an above-average dividend yield--a positive component of total return. The manager utilizes a thorough "bottom-up" fundamental research evaluation of each holding. Also, the manger will broadly diversify sector exposure seeking to reduce volatility.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE EQUITY INCOME CLASS R

T. Rowe Price  Equity  Income - Class R

     Seeking substantial dividend income as well as long-term capital appreciation. The T. Rowe Price Equity Income Portfolio normally invests at least 80% of the fund's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. However, the Portfolio may also purchase other types of securities, such as foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective. The Portfolio may invest up to 25% of its assets in foreign securities.

FOR  ADDITIONAL  INFORMATION  CONCERNING T. ROWE PRICE EQUITY INCOME CLASS R AND
ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE EQUITY INCOME CLASS R PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE INTERNATIONAL  FUNDS, INC.

T. Rowe  Price  European  Stock

     Seeking long-term growth of capital through investment primarily in common stocks of European companies. Current income is a secondary objective. The T.Rowe Price European Stock Fund invests primarily in European companies. Normally, at least five countries will be represented in the portfolio. Stock selection reflects a growth style. This investment option expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop: Austria, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, Russia and Turkey.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE INTERNATIONAL FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE GROWTH STOCK CLASS R

T. Rowe Price Growth Stock - Class R

     Seeking long-term growth of capital and, secondarily, increasing dividend income. The fund manager of the T. Rowe Price Growth Stock Fund invests primarily in common stocks of well-established growth companies. The fund manager focuses on companies having one or more of the following characteristics: 1) Superior growth in earnings and cash flow, 2) Ability to sustain earnings momentum even during economic slowdowns and/or 3) Occupy a lucrative niche in the economy and is able to expand even during times of slow economic growth.

FOR  ADDITIONAL  INFORMATION  CONCERNING T. ROWE PRICE GROWTH STOCK CLASS R AND
ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE GROWTH STOCK CLASS R PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE  INTERNATIONAL  GROWTH & INCOME  CLASS R

T. Rowe Price International  Growth & Income - Class R

     Seeking to provide long term growth of capital and reasonable income. The fund manager of the T. Rowe Price International Growth & Income Fund focuses on companies with favorable prospects for capital appreciation that exhibit value characteristics and investments primarily in common stocks of mature,
dividend-paying,   non-U.S.   companies.  The  fund  manager  looks  to  broadly
diversify, primarily among the world's developed countries. Securities are chosen based on "bottom-up" research. Country allocation is driven largely by stock selection.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE INTERNATIONAL GROWTH & INCOME CLASS R AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE INTERNATIONAL GROWTH & INCOME CLASS R PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE MID-CAP GROWTH CLASS R

T. Rowe Price Mid-Cap Growth - Class R

     Seeking long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth. The Fund will invest at least 80% of net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-Cap companies are defined as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. In selecting investments, management generally favors companies that have proven products or services; have a record of above-average earnings growth; have demonstrated potential to sustain earnings growth; operate in industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects. While most of the assets will be invested in U.S. common stocks, the portfolio may hold other securities including foreign securities, futures and options in keeping with the Portfolio's objective.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE MID-CAP GROWTH CLASS R AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE MID-CAP GROWTH CLASS R PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE MID-CAP VALUE CLASS R

T. Rowe Price  Mid-Cap  Value - Class R

     Seeking long-term growth of capital. The fund manager of the T. Rowe Price Mid-Cap Value Fund invests primarily in the common stocks of mid-sized companies that appear to be undervalued. T. Rowe Price will invest at least 80% of net assets in companies whose market capitalization (number of shares multiplied by share price) falls within the range of the companies in the S&P 400 MidCap Index or the Russell Mid Cap Value Index. The manager focuses on companies with the following: 1) Attractive operating margins, 2) Sound balance sheets and financial management, 3) Stock ownership by management, 4) Significant cash generation and 5) Low stock price relative to assets, earnings, cash flow, or business franchise value.

FOR  ADDITIONAL  INFORMATION  CONCERNING T. ROWE PRICE MID-CAP VALUE CLASS R AND
ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE MID-CAP VALUE CLASS R PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


VANGUARD  EXPLORER  FUND,  INC

Vanguard Explorer - Investor Class

     Seeking long-term capital growth. The Vanguard Explorer Fund invests primarily in a diversified group of small-capitalization companies with prospects for above average growth with little or no dividend income. The Fund is subject to market risk. Stock prices overall may decline over short or even extended periods. May invest as much as 20% of its assets in foreign securities and will not invest more than 40% of its assets in any one industry or 5% of the securities in any one company.

FOR ADDITIONAL INFORMATION CONCERNING VANGUARD EXPLORER FUND, INC. AND ITS PORTFOLIO, PLEASE SEE THE VANGUARD EXPLORER FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


VANGUARD FIXED INCOME SECURITIES FUNDS

Vanguard  Short-Term  Federal - Investor  Class

     Seeking high level current income and preservation of principal. The Vanguard Short-Term Federal Fund invests at least 80% of its assets in short-term bonds issued by U.S. government agencies and instrumentalities, most of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar weighted average maturity between one and three years. This Fund is subject to interest rate risk, income risk and manager risk.

FOR ADDITIONAL INFORMATION CONCERNING VANGUARD FIXED INCOME SECURITIES FUNDS AND ITS PORTFOLIO, PLEASE SEE THE VANGUARD FIXED INCOME SECURITIES FUNDS PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.


                                 THE CONTRACTS

GENERAL

     The Contracts are offered for use in connection with retirement programs that meet the requirements of Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code. Certain federal tax advantages are currently available to retirement programs that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 Plans, (2) pension or profit-sharing plans established by an Employer for the benefit of its employees under Section 401, (3) annuity purchase plans sponsored by certain tax-exempt organizations or public school organizations under Section 403(b), (4) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan or SIMPLE IRA plan, under Section 408, or a Roth IRA under Section 408A or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Some Contracts may also be made available to plans that do not qualify for favorable tax treatment, such as unfunded deferred compensation plans for highly compensated employees, which may be referred to as non-qualified 457 Plans.

     A Contract is issued to the Owner. Generally, persons eligible to participate in the Owner's Plan are eligible to become Participants under the Contract. The Owner shall be responsible for determining persons who are eligible to become Participants and for designating such persons to AUL. For purposes of determining benefits under a Contract, an account called a Participant's Account is established for each Participant during the Accumulation Period.

     The Owner of the Contract is generally responsible for providing all communications and instructions concerning Participant Accounts to AUL. However, in some instances a Participant may communicate directly with AUL. For example, a Participant in a 403(b) Program may request a withdrawal directly from AUL. While the Owner generally is responsible for remitting contributions and instructions for Participants, the Participant may be permitted or required to make certain decisions and elections under the Contract, as specified by the Owner in the Plan, trust, or other appropriate document. The pertinent Plan document and, if applicable, the Employer's plan administrator should be consulted with any questions on benefits under the Contract.


        CONTRIBUTIONS AND CONTRACT VALUES DURING THE ACCUMULATION PERIOD

CONTRIBUTIONS UNDER THE CONTRACTS

     Contributions under Recurring Contribution Contracts may be made by or on behalf of a Participant at any time during the Participant's life and before the Participant's Annuity Commencement Date. Contributions must be at least equal to the minimum required contribution under the Plan. In Single Contribution Contracts, the minimum contribution for each Participant is $5,000. AUL may change the minimum contributions permitted under a Contract, but any such change in the minimum required contribution shall apply only to Participant Accounts established on or after the effective date of the change. AUL may, at its discretion, waive any minimum required contribution.

     Annual contributions under any of the Plans are subject to maximum limits imposed by the Internal Revenue Code. See the Statement of Additional Information for a discussion of these limits, or consult the pertinent Plan document.

TEN-DAY FREE LOOK

     Under 403(b), 408 and 408A Contracts, the Owner has the right to return the Contract for any reason within ten days of receipt. If a particular state requires a longer free look period, Owners in that state will be allowed the longer statutory period to return the Contract. If this right is exercised, the Contract will be considered void from its inception, and any contributions will be fully refunded.

INITIAL AND SINGLE CONTRIBUTIONS

     Initial contributions received for a Participant will be credited to the Participant's Account no later than the end of the second Business Day after it is received by AUL at its Home Office if it is preceded or accompanied by the information necessary for opening the Participant's account. If AUL does not receive the necessary information, AUL will notify the Owner or individual that AUL does not have the necessary information to open the account. If the necessary information is not provided to AUL at the time AUL receives the contribution, AUL will return the contribution to the contributing party within five Business Days. However, in some Contracts, Code Section 401(a) funds received from a prior plan provider which cannot be allocated to Participant accounts will not be returned to the Owner or to the provider, but instead will be allocated to an Owner-level account and invested in those Investment Accounts or FIA approved by the Owner. When the allocation data is received from the prior plan provider, such funds (plus gains/minus losses) are transferred from the Owner-level account to the appropriate Participant account(s).


ALLOCATION OF CONTRIBUTIONS

     Initial and subsequent contributions under the Contracts will be allocated among the Investment Accounts of the Variable Account and the Fixed Interest Account as instructed by the Owner or Participant and as provided by the terms of the Contract. The investment allocation of the initial contribution is to be designated at the time the enrollment is completed to open an account for a Participant. Depending on the type of Contract, the enrollment application specifies that in the absence of an investment allocation form or other instructions, initial and subsequent contributions shall be allocated to the OneAmerica Money Market Investment Account or to AUL's General Account. Allocation will be made to AUL's General Account only if the OneAmerica Money Market Investment Option is not available under a particular Contract. A Participant's Account Value that has been initially allocated to the OneAmerica Money Market Investment Account or to AUL's General Account may be transferred to other available investment options upon receipt by AUL at its Home Office of written instructions requesting the transfer. Allocation to any Investment Account or the Fixed Interest Account must be made in 1% increments or in increments permitted by AUL. Neither the Fixed Interest Account nor all of the Investment Accounts may be available under a particular Contract. In addition, some of the Investment Accounts are not available for certain types of Contracts.

     Any change in allocation instructions will be effective upon receipt by AUL at its Home Office and will continue in effect until subsequently changed. Changes in the allocation of future contributions have no effect on amounts already contributed on behalf of a Participant. Such amounts, however, may be transferred among the Investment Accounts of the Variable Account or the Fixed Interest Account in the manner described in "Transfers of Account Value."

SUBSEQUENT CONTRIBUTIONS UNDER RECURRING CONTRIBUTION CONTRACTS

     When forwarding contributions to AUL, the amount being contributed on behalf of each Participant must be specified. The contributions shall be allocated among the Investment Accounts of the Variable Account that are available under a Contract and the Fixed Interest Account (if available) as described above in "Allocation of Contributions." Contributions (other than the initial contribution for each Participant) are credited as of the end of the Valuation Period in which they are received by AUL at its Home Office if AUL has received full payment for the contribution, the information needed to establish the Participant's account, and proper instructions regarding the application and allocation of the contributions among Participants.

     Contributions may also be forwarded to AUL electronically. When this method of contribution is used, an allocation list describing the contribution to be allocated to each Participant is sent to AUL by the Contractholder. AUL processes the allocation list and then initiates an ACH (Automated Clearinghouse) debit on the Contractholder's account for the amount of the contribution. Following receipt of the funds, a confirmation is sent to the Contractholder which lists the amount or amounts allocated to each Participant's account and the amount of the ACH debit to the Contractholder's account. ACH or other electronic payment methods generally allow more efficient and timely processing of contributions. AUL reserves the right to impose an annual charge not to exceed $1,000 on Contractholders who do not elect to use ACH or other electronic payment methods.

TRANSFERS OF ACCOUNT VALUE

     All or part of a Participant's Variable Account Value may be transferred among the Investment Accounts of the Variable Account that are available under a Contract or to the Fixed Interest Account (if available under a Contract) at any time during the Accumulation Period upon receipt of a proper written request by AUL at its Home Office, through interactive voice response or through AUL's website. Transfers may be made by telephone if a Telephone Authorization Form has been properly completed and received by AUL at its Home Office.

     Generally, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Interest Account. See "The Fixed Interest Account" for restrictions on transfers from the Fixed Interest Account. In addition, no charges are currently imposed upon transfers. However, if AUL determines that transfers are being made on behalf of one or more Owners to the disadvantage of other Owners or Participants, the transfer right may be restricted. AUL reserves the right, at a future date, to impose a minimum or maximum transfer amount, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend the transfer privilege or the telephone authorization, interactive voice response, or internet based transfers.

     Any transfer from an Investment Account of the Variable Account shall be effective as of the end of the Valuation Date in which AUL receives the request in proper form.


PARTICIPANT'S VARIABLE ACCOUNT VALUE

ACCUMULATION UNITS

     Contributions to be allocated to the Investment Accounts available under a Contract will be credited to the Participant's Account in the form of Accumulation Units. Except for allocation of a Participant's initial contribution, the number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Investment Account by the Accumulation Unit value for the particular Investment Account at the end of the Valuation Period in which the contribution is received by AUL at its Home Office. The number of Accumulation Units so credited to the account shall not be changed by a subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Investment Account and charges against the Investment Account.

ACCUMULATION UNIT VALUE

     AUL determines the Accumulation Unit value for each Investment Account of the Variable Account on each Valuation Date. The Accumulation Unit value for each Investment Account is established on the inception date. Subsequently, the Accumulation Unit value for each Investment Account is determined by multiplying the Net Investment Factor for the particular Investment Account by the Accumulation Unit value for the Investment Account as of the immediately preceding Valuation Period. The Accumulation Unit value for each Investment Account may increase, decrease, or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor.

NET INVESTMENT FACTOR

     The Net Investment Factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account for a Valuation Period, the Net Investment Factor is determined by dividing (a) by (b) and then subtracting (c) from the result where

   (a) is equal to:

     (1) the net asset value per share of the Portfolio of the Fund in which the Investment Account invests, determined as of the end of the Valuation Period, plus

     (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the Valuation Period, plus or minus

     (3) a credit or charge with respect to taxes paid, if any, or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account (although no federal income taxes are applicable under present law and no such charge is currently assessed).

   (b) is the net asset value per share of the Portfolio, determined as of the end of the preceding Valuation Period; and

   (c) is a daily charge factor determined by AUL to reflect the fee assessed against the assets of the Investment Account for the asset charge.


DOLLAR COST AVERAGING PROGRAM

     Contract Owners and Participants who wish to purchase units of an Investment Account over a period of time may do so through the Dollar Cost Averaging ("DCA") Program. The theory of DCA is that greater numbers of Accumulation Units are purchased at times when the unit prices are relatively lower than are purchased when the prices are higher. This has the effect, when purchases are made at different prices, of reducing the aggregate average cost per Accumulation Unit to less than the average of the Accumulation Unit prices on the same purchase dates. However, participation in the DCA Program does not assure a Contract Owner or Participant of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

     Under a DCA Program, the owner deposits premiums into the OneAmerica Money Market Investment Account ("MMIA") or the Fixed Interest Account (if available under the Contract) and then authorizes AUL to transfer a specific dollar amount for a specific length of time from such Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. This may be done monthly, quarterly, semi-annually, or annually on the last business day of such period. These transfers will continue automatically until the earliest of: the date AUL receives notice to discontinue the Program; until there is not enough money in the MMIA or the Fixed Interest Account to continue the Program; until the expiration of the length of time selected; or if the transfers are being drawn from the Fixed Interest Account, until the time a transfer would exceed the 20% limitation on transfers from the Fixed Interest Account, if a particular Contract contains the 20% restriction.

     Currently, the minimum required amount of each transfer is $100, although AUL reserves the right to change this minimum transfer amount in the future. DCA transfers to the Fixed Interest Account and to the MMIA are not permitted under the DCA Program. At least ten days advance written notice to AUL is required before the date of the first proposed transfer under the DCA Program. AUL offers the DCA Program to Contract Owners and Participants at no charge, and the Company reserves the right to temporarily discontinue, terminate, or change the Program at any time. Contract Owners and Participants may discontinue participation in the Program at any time by providing written notice to AUL, provided that AUL must receive written notice of such a change at least five days before a previously scheduled transfer is to occur.

     Contract Owners or Participants may initially elect to participate in the DCA Program, and if this election is made at the time the Contract is applied for, the Program will take effect on the first monthly, quarterly, semi-annual, or annual transfer date following the premium receipt by AUL at its Home Office. The Contract Owner or Participant may select the month, quarter, or year that the transfers are to be made and such transfers will automatically be performed on the last business day of such period. To participate in the Program, a minimum balance of $10,000 in the MMIA or in the Fixed Interest Account is required.

                  CASH WITHDRAWALS AND THE DEATH BENEFIT

CASH WITHDRAWALS

     During the lifetime of the Participant, at any time before the Annuity Commencement Date and subject to the limitations under the applicable Plan and applicable law, a Participant's Account may be surrendered or a withdrawal may be taken from a Participant's Account Value. A surrender or withdrawal request will be effective as of the end of the Valuation Date that a proper written request in a form acceptable to AUL is received by AUL at its Home Office.

     A surrender of a Participant's Variable Account Value will result in a withdrawal payment equal to the value of the Participant's Variable Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by AUL at its Home Office, minus any applicable withdrawal charge.

     A withdrawal may be requested for a specified percentage or dollar amount of a Participant's Variable Account Value. In some Contracts, the minimum amount that may be withdrawn from a Participant's Variable Account Value in an Investment Account is the lesser of $500 or the Participant's entire Account Value in the Investment Account as of the date the withdrawal request is received by AUL. A request for a withdrawal will result in a payment by AUL equal to the amount specified in the withdrawal request. Upon payment, the Participant's Variable Account Value will be reduced by an amount equal to the payment and any applicable withdrawal charge. If a withdrawal is requested that would leave a Participant's Variable Account Value in any Investment Account less than $500, then such withdrawal request will be treated as a request for a full withdrawal from the Investment Account.

     The amount of a withdrawal will be taken from the Investment Accounts and the Fixed Interest Account as instructed. A withdrawal will not be effected until proper instructions are received by AUL at its Home Office.

     A surrender or a withdrawal may result in the deduction of a withdrawal charge and application of a market value adjustment. See "Withdrawal Charge" and "The Fixed Interest Account."

     In addition, distributions under certain retirement programs may result in a tax penalty. See "Tax Penalty."

SYSTEMATIC WITHDRAWAL SERVICE FOR 403(b), 408, 408A and 457 PROGRAMS

     A Participant in a Contract used in connection with a 403(b) plan (other than an Employer Sponsored 403(b) plan) or 408 or 408A Program who is at least age 59 1/2 can generally arrange to have systematic cash withdrawals from his or her Account Value paid on a regular monthly, quarterly, or annual basis. Systematic cash withdrawals are also available for Participants in a Contract used in connection with a 457 Program but there is no age limitation. Each withdrawal payment must be at least equal to $100. An application form containing details of the service is available upon request from AUL. The service is voluntary and can be terminated at any time by the Participant or Owner. AUL does not currently deduct a service charge for withdrawal payments, but reserves the right to do so in the future and, similarly, reserves the right to increase the minimum required amount for each withdrawal payment. Systematic withdrawals are not available for some 403(b) Contracts due to the Benefit Responsive features of the Contracts.

     Participants will pay a withdrawal charge in connection with the systematic cash withdrawals to the extent the withdrawal charge is applicable. See "Withdrawal Charge" and "Federal Tax Matters."

CONSTRAINTS ON WITHDRAWALS

GENERAL

     Since the Contracts offered by this Prospectus will be issued in connection with retirement programs that meet the requirements of Section 401, Section 403(b), Section 408, 408A or Section 457 of the Internal Revenue Code, reference should be made to the terms of the particular Plan or Contract for any limitations or restrictions on cash withdrawals. A surrender or withdrawal that results in receipt of proceeds by a Participant may result in receipt of taxable income to the Participant and, in some instances, in a tax penalty. The tax consequences of a surrender or withdrawal under the Contracts should be carefully considered. See "Federal Tax Matters."

403(b) PROGRAMS

     Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for federal tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section   403(b)   requires   that   distributions   from  Section   403(b)
tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement not begin before the employee reaches age 59 1/2, severs employment, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income or gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a principal residence, paying certain tuition expenses, or prevention of foreclosure or eviction.

     A Participant in a Contract purchased as a tax-deferred Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of surrender or withdrawal, as described in this Prospectus, in order to receive his or her Account Value attributable to contributions made under a salary reduction agreement or any income or gains credited to such Participant after December 31, 1988 under the Contract unless one of the above-described conditions has been satisfied, or unless the withdrawal is otherwise permitted under applicable federal tax law. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to a Participant's December 31, 1988 account balance under the old contract, provided that the amounts transferred between contracts qualifies as a tax-free exchange under the Internal Revenue Code. A Participant's Account Withdrawal in a Contract may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

TEXAS OPTIONAL RETIREMENT PROGRAM

     AUL intends to offer the Contract within the Texas Optional Retirement Program. Under the terms of the Texas Optional Retirement Program, if a Participant makes the required contribution, the State of Texas will contribute a specified amount to the Participant's Account. If a Participant does not commence the second year of participation in the plan as a "faculty member," as defined in Title 110B of the State of Texas Statutes, AUL will return the State's contribution. If a Participant does begin a second year of participation, the Employer's first-year contributions will then be applied as a contribution under the Contract, as will the Employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A Participant under a Contract issued in connection with the Texas Optional Retirement Program will not, therefore, be entitled to exercise the right of surrender or withdrawal to receive the Account Value credited to such Participant unless one of the foregoing conditions has been satisfied. The Withdrawal Value of such Participant's Account may, however, be transferred to other contracts or other carriers during the period of participation in the program.

THE DEATH BENEFIT

     If a Participant dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary upon receipt of due proof of the Participant's death and instructions regarding payment to the Beneficiary. If there is no designated Beneficiary living on the date of death of the Participant, AUL will pay the death benefit in one sum to the estate of the Participant upon receipt of due proof of death of both the Participant and the designated Beneficiary and instructions regarding payment. If the death of the Participant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

     The amount of the death benefit equals the vested portion of the Participant's Account Value minus any outstanding loan balances and any due and unpaid charges on those loans. Under Contracts acquired in connection with 408 and 408A Programs and 403(b) Programs other than Employer Sponsored 403(b) Programs, the vested portion of a Participant's Account Value shall be the Participant's entire Account Value. Under Employee Benefit Plans, 457 Programs and Employer Sponsored 403(b) Programs, the vested portion of a Participant's Account Value is the amount to which the Participant is entitled upon death or separation from service under a vesting schedule contained in the pertinent Plan. If the death benefit is less than a Participant's Account Value, the death benefit shall be paid pro rata from the Investment Accounts and the Fixed Interest Account, and the remainder of the Account Value shall be distributed to the Owner or as directed by the Owner. Prior to such distribution, any remaining Account Value in the Investment Accounts shall be transferred to AUL's General Account or if the Contract so directs, to the OneAmerica Money Market Investment Account. Certain Contracts have a death benefit which is the greater of the Participant's Account Value as of the date the death benefit is calculated or a Guaranteed Minimum Death Benefit ("GMDB") on the Contract anniversary immediately preceding the date of death. In this calculation, the GMDB is increased by any contributions made since the last Contract anniversary and is reduced proportionately to reflect any withdrawals made since the last Contract anniversary. The GMDB is reset on each Contract anniversary and is the greater of (1) the GMDB on the prior Contract anniversary, increased by any prior year contributions, and reduced proportionately to reflect any prior year withdrawals, and (2) if the Participant is younger than age 81, the Participant's Account Value on the current Contract anniversary. As of the Participant's death, the GMDB will cease to increase or decrease in value.

     The death benefit will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by the Participant or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax advisor should be consulted in considering payout options.

TERMINATION BY THE OWNER

     An Owner of a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program may terminate the Contract by sending proper written notice of termination to AUL at its Home Office. Termination shall be effective as of the end of the Valuation Date that the notice is received by AUL at its Home Office. Proper notice of termination must include an election of the method of payment or payments from AUL, an indication of the person or persons to whom payment is to be made, and the Owner's agreement (and the Plan Sponsor's agreement, if the Contract is issued in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program) that AUL shall not be held responsible for any losses or claims that may arise against AUL in connection with making a payment or payments upon termination, if such provision is not prohibited by the Contract or a Contract amendment.

     Upon termination of such a Contract used in connection with an Employee Benefit Plan, a 457 Program, or Employee Benefit Plan contributions in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, the Owner (and the Plan Sponsor, if the Contract is issued in connection with an Employee Benefit Plan) may elect from two payment options. Under one option, AUL will pay an amount equal to the aggregate Withdrawal Values of all of the Participant Accounts under the Contract determined as of the end of the Valuation Date that the termination is effective, minus any applicable investment liquidation charge ("ILC") or plus or minus any Market Value Adjustment ("MVA") depending on the Contract. The ILC or MVA applies only to Participants' Fixed Interest Account Values under these Contracts. The ILC or MVA is equal to a certain percentage, as described in the Contract, multiplied by the Withdrawal Value derived from the Fixed Interest Account of each Participant under a Contract. In some Contracts, the ILC percentage is determined by the following formula: 6(x - y), where "x" is the Current Rate of interest, as described under "Interest," being credited by AUL to new Contributions allocated to the Fixed Interest Account as of the effective date of termination, and "y" is the average rate of interest being credited by AUL to various portions of a Participant's Fixed Interest Account Value as of the effective date of termination. In some Contracts, the MVA percentage is determined by the following formula: When "x" is greater than "y", the MVA percentage is 5(x-y), and is deducted from the amount paid. When "y" is greater than "x", the MVA percentage is 4(y-x), and is added to the amount paid. Payment under this option shall be made as described under "Payments from the Variable Account," except that payment of amounts attributable to the Fixed Interst Account may be delayed for up to six months after the effective date of termination.

     Under the second payment option for a 457 Program Contract, AUL will pay an amount equal to the aggregate Withdrawal Values derived from the Variable Account of all Participants under the Contract determined as of the end of the Valuation Date on which termination is effective. Payment of this amount shall be made as described under "Payments from the Variable Account." AUL will also pay an amount equal to the aggregate Withdrawal Values derived from the Fixed Interest Account of all Participants under the Contract as of the Contract anniversary immediately succeeding the effective date of termination. This amount shall be payable in six approximately equal annual installments, the first of which shall be paid on the Contract anniversary immediately succeeding the effective date of termination. As of this date, AUL shall have the right to refuse to accept further contributions and shall cease to maintain individual Participant Accounts, and amounts remaining under the Contract after each annual installment shall be paid interest by AUL at an annual effective rate that shall be equal to the lesser of (a) the weighted average of each of the various Current Rates of interest being credited to amounts held in the Fixed Interest Account under the Contract determined as of the Contract anniversary immediately succeeding the effective date of termination, or (b) the interest rate for U.S. Government Security Treasury Constant Maturity for three years (as set forth in the Federal Reserve Statistical Releases), as determined on the Business Day coincident with or next following the Contract anniversary immediately succeeding the effective date of termination. Interest earned during the Contract Year following payment of any annual installment shall be paid by AUL on the next succeeding Contract anniversary.

     Under the only payment option allowed for Employer Sponsored 403(b) funds, or under the second payment option for an Employee Benefit Plan Contract, or for the Employee Benefit Plan contributions in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, AUL will pay an amount equal to the aggregate Withdrawal Values derived from the Variable Account of all Participants under the Contract determined as of the end of the Valuation Date on which termination is effective. Payment shall be made as described under "Payments from the Variable Account." AUL will also pay amounts derived from the Fixed Interest Account in seven approximately equal annual installments over six years. Until all funds have been paid by AUL, the interest rate determined under the Contract will be credited to the remaining Withdrawal Values. Interest shall be paid with each installment payment.

     Upon termination of a Contract used in connection with an Employer Sponsored 403(b) Program or a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, AUL shall have the right to refuse to accept further contributions. Upon such a termination, amounts attributable to Employer Sponsored 403(b) contributions will be paid by AUL as described in the prior paragraph.

     In some Contracts issued prior to 1999 which fund an Employee Benefit Plan or an Employer-Sponsored 403(b) Plan, the Contractholder may terminate the Contract and elect to receive the sum of (1) and (2) as follows:

(1) Contract funds held within AUL's Variable Account may be received pursuant to the existing contract termination provisions of the Contract.

(2) Solely as to Contract funds held within AUL's General Account, within 90 days of written notice by the Contractholder to AUL, the Contractholder may terminate the Contract and elect to receive, without penalty as defined by law, either:

     (a) a lump-sum equal to the aggregate General Account Withdrawal Value of all Participant Accounts, plus or minus a "Market Value Adjustment" ("MVA"), to the extent allowed, which is determined by AUL as of the calculation date by multiplying a specified percentage times the aggregate General Account Withdrawal Value being paid, or

     (b) the aggregate General Account Account Value of all Participant Accounts (all amounts invested under the Contract in AUL's General Account as of the date of calculation, excluding any amounts previously used or set aside to purchase annuities) in 11 approximately equal annual installments over a 10-year period (without application of the General Account withdrawal charge or an MVA). Interest will be computed at an annual rate which is no less than the average annual interest rate credited to all AUL General Account amounts under the Contract on the Contract termination effective date, less 1%.

Similar provisions (without the application of an MVA) regarding Participant withdrawals apply to some Contracts issued prior to 1999 which fund SEP and SIMPLE IRA Plans. Further details regarding options (a) and (b) and their applicability to a given Contract may be found in a Supplement to that Contract.

     For Employer Sponsored 403(b) Contracts issued in 1999 or after, no MVA option is available; only an installment payout is available.

TERMINATION BY AUL

     AUL has the right, subject to applicable state law, to terminate any Participant's Account established under a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program at any time during the Contract Year if the Participant's Account Value falls below $300 ($200 for an Employer Sponsored 403(b) Program or for a Contract with both 403(b) and 401(a) funds) during the first Contract Year, or $500 ($400 for an Employer Sponsored 403(b) Program or for a Contract with both 403(b) and 401(a) funds) during any subsequent Contract Year, provided that at least six months have elapsed since the Owner's last contribution to the Contract. AUL will give notice to the Owner and the Participant that the Participant's Account is to be terminated. Termination shall be effective six months from the date that AUL gives such notice, provided that any contributions made during the six month notice period are insufficient to bring the Participant's Account Value up to the applicable minimum. Single Contribution Contracts have a minimum required contribution of $5,000.

     Upon termination of a Participant's Account by AUL, AUL will pay an amount equal to the Participant's Account Value as of the close of business on the effective date of termination. Payment of this amount will be made within seven days from such effective date of termination.

     AUL may, at its option, terminate any Contract if there are no Participant Accounts in existence under the Contract.

PAYMENTS FROM THE VARIABLE ACCOUNT

     Payment of an amount from the Variable Account resulting from a surrender, cash withdrawal, transfer from a Participant's Variable Account Value, payment of the death benefit, or payment upon termination by the Owner will be made within seven days from the date a proper request is received at AUL's Home Office. However, AUL can postpone the calculation or payment of such an amount to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Variable Account is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account, or (d) for such other periods as the SEC may, by order, permit for the protection of investors. For information concerning payment of an amount from the Fixed Interest Account, see "The Fixed Interest Account" and "Termination by the Owner."

                             CHARGES AND DEDUCTIONS

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and AUL's status in a particular state. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs. This charge will be deducted as premium taxes are incurred by AUL, which is usually when an annuity is effected. Premium tax rates currently range from 0% to 3.5%, but are subject to change by such governmental entities.

WITHDRAWAL CHARGE

     No deduction for sales charges is made from contributions for a Contract. However, if a cash withdrawal is made, a Participant's Account is surrendered, or the Contract is terminated by the Owner, then, depending on the type of Contract, a withdrawal charge (which may also be referred to as a contingent deferred sales charge) may be assessed by AUL if the Participant's Account has not been in existence for a certain period of time. For some Contracts, for the first two Contract Years that a Participant's Account exists, the amount withdrawn during a Contract Year that will not be subject to a withdrawal charge is 10% of: (1) the total of all contributions made during the year that the withdrawal is being made, plus (2) the Participant's Account Value at the beginning of the Contract Year. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, the amount withdrawn during a Contract Year that will not be subject to an otherwise applicable withdrawal charge is 10% of the Participant's Account Value at the beginning of the Contract Year in which the withdrawal is being made. Certain Recurring Contribution 403(b) Contracts and Contracts used with 457 Programs do not contain provisions allowing the 10% free-out since they are Benefit Responsive in nature.

     The withdrawal charge varies based on the Contract. The worst-case withdrawal charge is 8% of Account Value in excess of any 10% free out in Contracts containing a 10% free-out provision, for the first five years; 4% of Account Value in excess of any applicable 10% free out, for the next five years; no withdrawal charge beyond the tenth year. Your charges may be less than the charges described. Please consult your Contract for more details.

     Withdrawal charges are not imposed for many benefits provided under "Benefit Responsive" Contracts. Under a Benefit Responsive Contract, withdrawal charges are not imposed for payment of retirement, death, disability, most terminations of employment, hardship, loan, age 70 1/2 required minimum distribution benefits, or benefits upon attainment of age 59 1/2 (provided that the age 59 1/2 benefit is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium). Notwithstanding the above, for some 403(b) Benefit Responsive Contracts, withdrawal charges will not be waived if the amount withdrawn is transferred directly by us to another tax-deferred annuity funding vehicle.

     Under a modified Benefit Responsive Contract, withdrawal charges are not imposed for cash lump-sum payments of death benefits, or, provided the Participant has (1) attained age 55 and has 10 years of service with the employer identified in the Plan, or (2) attained age 62, for Plan benefits due to retirement, disability, most terminations of employment, hardships, loans, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder, or for benefits upon attainment of age 59 1/2 (provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium).

     However, even in Benefit Responsive or modified Benefit Responsive Contracts, withdrawal charges (and a market value adjustment in some Employee Benefit Plan and Employer Sponsored 403(b) Contracts) will be applied to any withdrawal to pay a Plan benefit prior to notification of Contract termination if the benefit is payable because of, or the underlying reason for payment of the benefit results in, the termination or partial termination of the Plan, as determined under applicable IRS guidelines. In some Contracts, withdrawal charges and a Market Value Adjustment will apply if the termination of employment occurs after the Plan Sponsor files for bankruptcy protection or ceases operations, or if such benefits exceed 20% of the Contract's Value as of the first day on the Contract Year.

     In no event will the amount of any withdrawal charge, when added to any withdrawal charges previously assessed against any amount withdrawn from a Participant's Account, exceed 8.5% of the contributions made by or on behalf of a Participant under a Contract. In addition, no withdrawal charge will be imposed upon payment of a death benefit under the Contract.

     The withdrawal charge will be used to recover certain expenses relating to sales of the Contracts, including commissions paid to sales personnel and other promotional costs. AUL reserves the right to increase the withdrawal charge for any Participant Accounts established on or after the effective date of the change.

ASSET CHARGE

     AUL deducts a daily charge from the assets of each Investment Account. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Investment Account. This amount is intended to compensate AUL for its professional services, administrative services (including systems recordkeeping and Investment Account accounting), case acquisition costs, compliance support, sales office expenses, overhead, sales commissions, annuity purchase rate guarantees, reasonable profit, and other related costs. AUL may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the withdrawal charge.

VARIABLE INVESTMENT PLUS

     Certain Contracts may have a portion of the Asset Charge offset by Variable Investment Plus (VIP) credits. For example, suppose that a Contract had aggregate Participant Variable Investment assets equial to $2,500,000 at the end of a particular month, and the following Plus Factors:



                  Month End Aggregate                            Annual                       Monthly
                  Participant Variable                           Plus                         Equivalent of
                  Investment Assets                              Factor                       Plus Factor
                  ---------------------                          -------                      -------------
                  First   $750,000                               0.00%                         0.00000%
                  Next    $750,000                               0.00%                         0.00000%
                  Next  $1,000,000                               0.50%                         0.04157%
                  Next  $2,500,000                               0.65%                         0.05401%
                  Next  $5,000,000                               0.75%                         0.06229%
                  Over $10,000,000                               0.85%                         0.07056%


     The plus  factor  would be  ($750,000  * 0 +  $750,000 * 0 +  $1,000,000  *
0.04157%) divided by $2,500,000, which equals .01663%. This would be multiplied by each Participant's month-end Variable Account Value for each Variable Investment Option and the resulting amount for each Variable Investment Option would be applied by AUL to purchase Accumulation Units in each Variable
Investment Option for that Participant under the Contract. Units will be credited to Participant Accounts on a monthly basis and purchased at the
Accumulation Unit Value next computed following the calculation of the appropriate Factor. Accumulation Units purchased will be reported to Participants as Earnings.

     The scale of Plus Factors that a particular Contract has will depend on the amount of the contributions (both first year and for subsequent years), the level of sales expenses under the Contract, and other charges that the Owner has agreed in writing to pay to AUL.

     AUL reserves the right at any time to change the aggregate investment amounts, the Plus Factor and the underwriting minimums.

ADMINISTRATIVE CHARGE

     AUL may deduct an  administrative  charge from each  Participant's  Account equal to the lesser of 0.875% of the first $1,000 of the Participant's Account Value per quarter if the account exists on the quarterly Contract anniversary. For some Contracts, the administrative charge may be only 7.50 or $3.00 per quarter and for some Contracts, the administrative charge may be waived completely. The charge is only assessed during the Accumulation Period. When a Participant annuitizes or surrenders on any day other than a quarterly Contract anniversary, a pro rata portion of the charge for that portion of the quarter will not be assessed. The charge is deducted proportionately from the Participant's Account Value allocated among the Investment Accounts and the Fixed Interest Account. An administrative charge will not be imposed on certain Contracts if the value of a Participant's Account is equal to or more than $35,000 ($25,000 in some Contracts) on the quarterly Contract anniversary. The purpose of this charge is to reimburse AUL for the expenses associated with administration of the Contracts and operation of the Variable Account.

ADDITIONAL CHARGES AND FEES

     Some Contracts may also contain the following fees:

(1) Loan Initiation Fees: AUL may assess a Loan Initiation Fee of up to $100 against the Account of any Participant for whom a Plan loan withdrawal is requested.

(2) Charge for Non-Electronic Transfers: AUL may charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to the Owner or deducted from the Participant's Account.

(3) Distribution Fee: AUL may bill the Owner for a Distribution Fee of up to $40 for each Participant for whom a withdrawal is made in which the entire Participant Account is distributed in a lump-sum. Alternatively, AUL may assess this Distribution Fee against the affected Participant Accounts if permitted by applicable law, regulations or rulings.

(4) Brokerage Window: AUL may bill the Owner or deduct from the Participant's account an annual fee of up to $100 for a Brokerage Window, which provides the Participant the ability to invest a portion of his or her employer sponsored 403(b) Account Value in a brokerage account, to be invested in a wide range of stocks, bonds and mutual funds.

(5) Contract Termination Individual Participant Check Fee: AUL may bill the Owner a fee of up to $100 for each Participant for whom an individual check is prepared upon Contract termination. This Fee will not apply to a lump-sum payment to the Owner upon Contract termination. Alternatively, AUL may assess this Fee against the affected Participant Accounts if permitted by applicable law, regulations or rulings.

(6) Investment Advice Provider Fee: AUL may bill the Owner for an Investment Advice Provider Fee in an amount separately agreed upon by the Owner and the third-party investment advice provider. Alternatively, AUL may assess an Investment Advice Provider Fee directly against the Account of each Participant who utilizes the investment advice provider's services if permitted by applicable law, regulations, or rulings. The entire fee collected by AUL will be forwarded to the investment advice provider and no portion of this Fee will be retained by AUL.

OTHER CHARGES

     AUL may charge the Investment Accounts of the Variable Account for the federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts. No such charge is currently assessed. In certain Contracts, unpaid charges due AUL (for which the Plan is responsible and which the Owner has, in writing, agreed to pay) will be deducted from Participant Accounts if not paid by the Owner in a timely manner. An investment liquidation charge or a Market Value Adjustment charge, which applies only to Participants' Fixed Interest Account Values under a Contract, may be imposed upon termination by an Owner of some Contracts acquired in connection with an Employee Benefit Plan, Employer Sponsored 403(b), or 457 Program and upon certain withdrawals in an Employee Benefit Plan Contract. See "Termination by the Owner" and "The Fixed Interest Account."

VARIATIONS IN CHARGES

     AUL may reduce or waive the amount of the withdrawal charge, the administrative charge, or the Asset Charge for a Contract where the expenses associated with the sale of the Contract or the administrative costs associated with the Contract are reduced. A reduction in the Asset Charge will generally be made by offsetting the charge by applying the Variable Investment Plus Option. As an example, these charges may be reduced in connection with acquisition of the Contract in exchange for another annuity contract or in exchange for another annuity contract issued by AUL. AUL may also reduce or waive these charges on Contracts sold to the directors or employees of AUL or any of its affiliates or to directors or any employees of any of the Funds.

GUARANTEE OF CERTAIN CHARGES

     AUL guarantees that the Asset Charge shall not increase. AUL also guarantees that the administrative charge will increase only to the extent necessary to recover the expenses associated with administration of the Contracts and operation of the Variable Account.


EXPENSES OF THE FUNDS

     Each Investment Account of the Variable Account purchases shares at the net asset value of the corresponding Portfolio of one of the Funds. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are more fully described in the Funds' Prospectuses.



                                 ANNUITY PERIOD

GENERAL

     On the Annuity Commencement Date, the adjusted value of the Participant's Account may be applied to provide an annuity under one of the options described below. The adjusted value will be equal to the value of the Participant's Account as of the Annuity Commencement Date, reduced by any applicable premium or similar taxes and any outstanding loan balances and unpaid expense charges on those loans.

     Generally, the Contracts provide for five annuity options, any one of which may be elected if permitted by the particular Plan or applicable law. A lump-sum distribution may also be elected under most Plans. Other Annuity Options may be available upon request at the discretion of AUL. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected and the age of the Annuitant (except that in the case of Option 5, the Fixed Period Option, age is not a consideration). The annuity rates are based upon an assumed interest rate indentified in the Contracts.

     Once annuity payments have commenced, a Participant cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof and cannot change the Annuity Option. If, under any option, monthly payments are less than $25 each, AUL has the right to make either a lump-sum settlement or to make larger payments at quarterly, semi-annual, or annual intervals. AUL also reserves the right to change the minimum payment amount. AUL will not allow annuitization of a Participant's Account if the total Account Value is less than the amount specified in the Contract. Should this occur, a Participant will receive the Account Value in a lump-sum settlement.

     Annuity payments will begin on the Annuity Commencement Date. No withdrawal charge will be applied on this Date.

     A Participant or, depending on the Contract, an Owner on behalf of a Participant, may designate an Annuity Commencement Date, Annuity Option, contingent Annuitant, and Beneficiary on an Annuity Election Form that must be received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date. AUL may also require additional information before annuity payments commence. During the lifetime of the Participant and up to 30 days prior to the Annuity Commencement Date, the Annuity Option, the Annuity Commencement Date, or the designation of a contingent Annuitant or Beneficiary, if any, under an Annuity Option may be changed. To help ensure timely receipt of the first annuity payment, on the date AUL receives an annuity purchase request, it will transfer the value of a Participant's Account to the Fixed Interest Account if it is available as an Investment Option, or to the OneAmerica Money Market Investment Account if the Fixed Interest Account is not available under the Contract. The Participant's Account Value will remain in the Fixed Interest Account or the Money Market Account (depending on the Contract) until the full Account Value (reflecting gains and losses) is applied to purchase the annuity on the last business day of the month preceding the Annuity Commencement Date. As of the date the annuity is purchased, a Participant's funds are no longer maintained under the Contract.


ANNUITY OPTIONS

OPTION 1 - LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant that ends with the last monthly payment before the death of the Annuitant.

OPTION 2 - CERTAIN AND LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

OPTION 3 - SURVIVORSHIP ANNUITY

An annuity payable monthly during the lifetime of the Annuitant, and, after the death of the Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such annuity will be paid to the contingent Annuitant named in the election if and so long as such contingent Annuitant lives.

     An election of this option is automatically cancelled if either the Participant or the contingent Annuitant dies before the Annuity Commencement Date.

OPTION 4 - INSTALLMENT REFUND LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant except, that at the death of the Annuitant, the Beneficiary will receive additional annuity payments until the amount paid to purchase the annuity has been distributed.


OPTION 5 - FIXED PERIODS

     An annuity payable monthly for a fixed period (not less than 5 years or more than 30 years) as elected, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the selected fixed period, annuity payments will be continued during the remainder of said period to the Beneficiary. This option is not available on all Contracts.

SELECTION OF AN OPTION

     Participants should carefully review the Annuity Options with their financial or tax advisors, and reference should be made to the terms of a particular Plan for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify for treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2, provided the Participant is no longer employed. For Options 2 and 5, the period elected for receipt of annuity payments under the terms of the Annuity Option generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2 and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the contingent Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available.

                           THE FIXED INTEREST ACCOUNT

     Contributions or transfers to the Fixed Interest Account become part of AUL's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of other jurisdictions in which the Contracts are distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. AUL has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Variable Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see the Contract.

INTEREST

     A Participant's Fixed Interest Account Value earns interest at fixed rates that are paid by AUL. The Account Value in the Fixed Interest Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed to be at least an annual effective rate of either 3% or 4% per year ("Guaranteed Rate") depending on the Contract. AUL will determine a Current Rate from time to time, and any Current Rate that exceeds the Guaranteed Rate will be in effect for a period of at least one year. If AUL determines a Current Rate in excess of the Guaranteed Rate, contributions or transfers to a Participant's Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate for at least one year. AUL may declare a different Current Rate for a particular Contract based on costs of acquisition to AUL or the level of service provided by AUL. Transfers from other AUL annuity contracts may be transferred at a rate of interest different than the Current Rate.

     Except for transfers from other AUL annuity contracts, amounts contributed or transferred to the Fixed Interest Account earn interest at the Current Rate then in effect. Amounts transferred from other AUL annuity contracts may not earn the Current Rate, but may, at AUL's discretion, continue to earn the rate of interest which was paid under the former Contract. If AUL changes the Current Rate, such amounts contributed or transferred on or after the effective date of the change earn interest at the new Current Rate; however, amounts contributed or transferred prior to the effective date of the change may earn interest at the prior Current Rate or other Current Rate determined by AUL. Therefore, at any given time, various portions of a Participant's Fixed Interest Account Value may be earning interest at different Current Rates for different periods of time, depending upon when such portions were originally contributed or transferred to the Fixed Interest Account. AUL bears the investment risk for Participant's Fixed Interest Account Values and for paying interest at the Current Rate on amounts allocated to the Fixed Interest Account.

     For certain Contracts, AUL reserves the right at any time to change the Guaranteed Rate of interest for any Participant Accounts established on or after the effective date of the change, although once a Participant Account is established, the Guaranteed Rate may not be changed for the duration of that Account.

WITHDRAWALS AND TRANSFERS

     A Participant (or a Contract Owner on behalf of a Participant) may withdraw his or her Fixed Interest Account ("FIA") value, subject to the provisions of the Contract. This FIA value is determined as of the day the withdrawal is effected, minus any applicable withdrawal charge, plus or minus a Market Value Adjustment in certain Contracts, and minus the Participant's outstanding loan balance(s), if any, and any expense charges due thereon. A withdrawal may be requested for a specified percentage or dollar amount of the Participant's FIA value. Where a Participant has outstanding loans under a Contract, a withdrawal will be permitted only to the extent that the Participant's remaining FIA Withdrawal Value equals twice the total of the outstanding loans under the Participant's account. In some Contracts, the minimum amount that may be withdrawn from a Participant's FIA value is the lesser of $500 or the Participant's entire FIA value as of the date the withdrawal request is received by AUL at its Home Office. If a withdrawal is requested that would leave the Participant's FIA value less than $500, then such withdrawal request will be treated as a request for a full withdrawal from the FIA. In other Contracts, withdrawals from a Participant's Account Value may not be made in an amount less than the smaller of $500 or the Participant's entire Account Value. In these Contracts, AUL reserves the right to pay out the Participant's remaining Account Value if a withdrawal reduces the Participant's remaining Account Value to an amount less than $5,000. If a Participant has more than one Account, then the Account from which the withdrawal is to be taken must be specified and any withdrawal restrictions shall be effective at an Account level. For a further discussion of withdrawals as generally applicable to a Participant's Variable Account Value and FIA value, see "Cash Withdrawals."

     A Participant's FIA value may be transferred from the FIA to the Variable Account subject to certain limitations. Where a Participant has outstanding loans under a Contract, a transfer will be permitted only to the extent that the Participant's remaining FIA Withdrawal Value in the FIA equals twice the total of the outstanding loans under the Participant's Account. A Participant may transfer part or all of his or her FIA value (subject to the outstanding loan provision mentioned above) to one or more of the available Investment Accounts during the Accumulation Period, provided, however, that if a Participant's FIA value is $2,500 or more on the first day of a Contract Year, then amounts transferred from the FIA to an Investment Account during any given Contract Year cannot exceed 20% of the Participant's FIA value as of the beginning of that Contract Year. Transfers and withdrawals of a Participant's FIA values will be effected on a first-in, first-out basis. If a Participant has more than one Account, then the Account from which the transfer is to be taken must be specified and any transfer restrictions shall be effective at an Account level. The 20% restriction on transfers during any given Contract Year from the FIA to an Investment Account shall not apply to Employer Sponsored 403(b) Programs, Employee Benefit Plans, Employee Benefit Plans in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, or 408 SEP or SIMPLE IRA Contracts if: (1) the Owner (or Plan Sponsor) selects the FIA as an Investment Option to Participants under the Contract; and(2) the Owner (or Plan Sponsor) does not select either the OneAmerica Money Market or the Vanguard Short-Term Federal Bond Investment Accounts as available Investment Options to Participants under the Contract. Thenm, in lieu of the 20% restriction, and (3) following a transfer from the FIA to the Variable Account by a Participant, a transfer back to the FIA shall be allowed only after 90 days have elapsed since the last previous transfer from the FIA. Except as noted previously, generally, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the FIA. However, if AUL determines that transfers are being made on behalf of one or more Owners to the disadvantage of other Owners or Participants, the transfer right may be restricted. AUL reserves the right, at a future date, to impose a minimum or maximum transfer amount, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend the transfer privilege or the telephone authorization, interactive voice response, or Internet-based transfers. In addition, in some Contracts used to fund Employee Benefit Plans, Owner-directed transfers from the FIA are subject to a Market Value Adjustment. Any transfer from an Investment Account of the Variable Account shall be effective as of the end of the Valuation Date in which AUL receives the request in proper form.


TRANSFER OF INTEREST OPTION

     Participants may elect to use interest earned in their Fixed Interest Account to purchase Accumulation Units in one or more Variable Accounts. Upon receipt at AUL's Home Office of properly executed written instructions to do so, AUL will, on the last business day of each month and monthly thereafter, use the interest earned in the Fixed Interest Account during that month to purchase Accumulation Units at the corresponding Accumulation Unit Value on each date that a purchase is made. To elect this Option, the Participant must have previously provided AUL with instructions specifying the Variable Investment Account or Accounts to be purchased and a percentage allocation among Investment Accounts if more than one Investment Account has been elected. If no such instructions are received by AUL, then the Participant's prior investment allocation instructions will be used by AUL to allocate purchases under this Option.

     To participate in this Option, a Participant's Fixed Interest Account Value must be greater than $10,000 and the Participant's Account must have been in existence for a period of at least one year. Amounts transferred out of the Fixed Interest Account under this Option will be considered a part of the 20% maximum amount that can be transferred from the Fixed Interest Account to a Variable Account during any given Contract Year.

CONTRACT CHARGES

     The withdrawal charge will be the same for amounts surrendered or withdrawn from a Participant's Fixed Interest Account Value as for amounts surrendered or withdrawn from a Participant's Variable Account Value. In addition, the administrative charge will be the same whether or not a Participant's Account Value is allocated to the Variable Account or the Fixed Interest Account. The Asset Charge will not be assessed against the Fixed Interest Account, and any amounts that AUL pays for income taxes allocable to the Variable Account will not be charged against the Fixed Interest Account. In addition, the investment advisory fees and operating expenses paid by the Funds will not be paid directly or indirectly by Participants to the extent the Account Value is allocated to the Fixed Interest Account; however, such Participants will not participate in the investment experience of the Variable Account. See "Charges and Deductions."

     An investment liquidation charge or Market Value Adjustment, depending on the Contract, may be imposed upon termination by an Owner of a Contract and upon certain withdrawals in certain Contracts. See "Termination by the Owner" and "The Fixed Interest Account."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

     Surrenders, withdrawals, and transfers from the Fixed Interest Account and payment of a death benefit based upon a Participant's Fixed Interest Account Value may be delayed for up to six months after a written request in proper form is received by AUL at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the Participant's Fixed Interest Account Value. For information on payment upon termination by the Owner of a Contract acquired in connection with an Employee Benefit Plan, an Employer Sponsored 403(b) Program, or a 457 Program, see "Termination by the Owner."

LOANS FROM THE FIXED INTEREST ACCOUNT

     A Participant under a 403(b) Program, other than an Employer Sponsored 403(b) Program, who has a Participant

Account Value in the Fixed Interest Account may borrow money from AUL using his or her Fixed Interest Account Value as the only security for the loan by submitting a proper written request to AUL's Home Office. A loan may be taken any time prior to the Annuity Commencement Date. The minimum loan that can be taken at any time is $2,000, unless a lower minimum loan amount is specified by state law or Department of Labor regulations. The maximum amount that can be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (1) 50% of the Participant's Withdrawal Value in the Fixed Interest Account, or (2) $50,000. The Participant's Withdrawal Value in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest as described under "Interest." Payment by AUL of the loan amount may be delayed for up to six months. If a Participant has more than one Participant Account invested in the Fixed Interest Account, then the account in which funds are to be held as security for the loan must be specified, and any loan restrictions shall be effective at an Account level.

     Interest will be charged for the loan, and will accrue on the loan balance from the effective date of any loan. The interest rate will be declared by AUL at the beginning of each calendar quarter, or, with respect to Contracts or Participants in some states, annually. The interest charged will be determined under a procedure specified in the loan provision of the Contract; the interest rate generally follows the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service. However, no change from a previously established rate will be made in an amount less than .50% in any periodic adjustment. The Contract should be consulted for more information. The loan balance shall also be subject to a loan expense charge equal to 2% of each loan repayment unless such a charge is prohibited by state law.

     Loans to Participants must be repaid within a term of five years, unless the Participant certifies to AUL that the loan is to be used to acquire a principal residence for the Participant, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, AUL will deduct the 2% expense charge from the repayment and will apply the balance first to any accrued interest and then to the outstanding loan principal.

     If a loan either remains unpaid at the end of its term, or if at any time during the Accumulation Period, 102% of the total of all the Participant's loan balances equals the Participant's Withdrawal Value allocated to the Fixed
Interest Account, then AUL will deduct these loan balances, as well as an expense charge equal to 2% of the outstanding loan balances, from the Participant's Fixed Interest Account Value to the extent permitted by law. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account will be permitted only to the extent that the remaining Participant's Withdrawal Value in the Fixed Interest Account equals or exceeds twice the total of any outstanding loans under the Contract. All loan balances plus the 2% expense charge must be paid or satisfied in full before any amount based upon a Participant's Fixed Interest Account Value is paid upon surrender, as a death benefit, upon annuitization, or other permitted distribution.

     The restrictions or limitations stated above may be modified, or new restrictions and limitations added, to the extent necessary to comply with
Section 72(p) of the Internal Revenue Code or its regulations, under which a loan will not be treated as a distribution under a 403(b) Program, or other applicable law as determined by AUL. It should be noted that the Internal Revenue Service has issued regulations which cause the outstanding balance of a loan to be treated as a taxable distribution if the loan is not repaid in a timely manner.

                              MORE ABOUT THE CONTRACTS

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation will remain in effect until changed. Payment of benefits to any Beneficiary are subject to the specified Beneficiary surviving the Participant. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Participant prior to the Annuity Commencement Date, the Participant's estate is the Beneficiary. Unless otherwise provided, if no designated Beneficiary under an Annuity Option is living after the Annuity Commencement Date, upon the death of the Annuitant, the Annuitant's estate is the Beneficiary.

     Subject to the rights of an irrevocably designated Beneficiary, the designation of a Beneficiary may be changed or revoked at any time while the Participant is living by filing with AUL a written beneficiary designation or revocation in such form as AUL may require. The change or revocation will not be binding upon AUL until it is received by AUL at its Home Office. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to AUL if any payment has been made or any action has been taken by AUL prior to receiving the change or revocation.

     Reference should be made to the terms of the particular Plan and any applicable law for any restrictions on the beneficiary designation. For instance, under an Employee Benefit Plan or Employer Sponsored 403(b) Program, the Beneficiary (or contingent Annuitant) must be the Participant's spouse if the Participant is married, unless the spouse properly consents to the designation of a Beneficiary (or contingent Annuitant) other than the spouse.

ASSIGNABILITY

     No benefit or privilege under a Contract may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL.

PROOF OF AGE AND SURVIVAL

     AUL may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age of an Annuitant or contingent Annuitant has been misstated, the correct amount paid or payable by AUL shall be such as the Participant's Account Value would have provided for the correct age.

ACCEPTANCE OF NEW PARTICIPANTS OR CONTRIBUTIONS

     AUL reserves the right to refuse to accept new Participants or new Contributions to a Contract at any time.
TERMINATION OF RECORDKEEPING SERVICES

     AUL generally provides Plan recordkeeping services when all of a Plan's funds are held under a Contract. AUL reserves the right to terminate an administrative services agreement for a Plan or a Contract if the Owner elects to allocate Plan assets to investments other than an AUL Contract, or if in AUL's judgment, the Plan's recordkeeping practices impose an administrative or financial burden on AUL. If AUL ceases to provide Plan recordkeeping for any reason, any administrative services agreement between the Owner and AUL regarding the Owner's Plan, then AUL's responsibilities under such administrative services agreement will automatically cease. Likewise, if an administrative services agreement is terminated by AUL for any reason, individual Participant Accounts will not continue to be maintained under the Contract.



                              FEDERAL TAX MATTERS

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by Employer, association, and other group retirement plans under the provisions of Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on values under a Contract, the Participant's Account, on annuity payments, and on the economic benefits to the Owner, the Participant, the Annuitant, and the Beneficiary or other payee may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the Plan or individual involved, any person contemplating the purchase of a Contract, or becoming a Participant under a Contract, or receiving annuity payments under a Contract should consult a qualified tax advisor.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR PARTICIPANT'S ACCOUNT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF THE COMPANY AND THE VARIABLE ACCOUNT

     AUL is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Variable Account is not taxed as a separate entity and its operations form a part of AUL, AUL will be responsible for any federal income taxes that become payable with respect to the income of the Variable Account. However, each Investment Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain attributable, at a minimum, to appreciation of the Investment Accounts will be taxed to AUL to the extent it is applied to increase reserves under the Contracts.

     Each of the Funds in which the Variable Account invests has advised AUL that it intends to qualify as a "regulated investment company" under the Code. AUL does not guarantee that any Fund will so qualify. If the requirements of the Code are met, a Fund will not be taxed on amounts distributed on a timely basis to the Variable Account. Were such a Fund not to so qualify, the tax status of the Contracts as annuities might be lost, which could result in immediate taxation of amounts earned under the Contracts (except those held in Employee Benefit Plans and 408 Programs).

     Under regulations promulgated under Code Section 817(h), each Investment Account must meet certain diversification standards. Generally, compliance with these standards is determined by taking into account an Investment Account's share of assets of the appropriate underlying Fund. To meet this test, on the last day of each calendar quarter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For the purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

TAX TREATMENT OF RETIREMENT PROGRAMS

     The Contracts described in this Prospectus are offered for use with several types of retirement programs as described in "The Contracts." The tax rules applicable to Participants in such retirement programs vary according to the type of retirement plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement programs. Participants under such programs, as well as Owners, Annuitants, Beneficiaries and other payees are cautioned that the rights of any person to any benefits under these programs may be subject to the terms and conditions of the Plans themselves, regardless of the terms and conditions of the Contracts issued in connection therewith.

     Generally, no taxes are imposed on the increases in the value of a Contract by reason of investment experience or Employer contributions until a distribution occurs, either as a lump-sum payment or annuity payments under an elected Annuity Option or in the form of cash withdrawals, surrenders, or other distributions prior to the Annuity Commencement Date.

     The amounts that may be contributed to the Plans are subject to limitations that may vary depending on the type of Plan. In addition, early distributions from most Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Participant to penalty taxes. As a result, the minimum distribution rules could limit the availability of certain Annuity Options to Participants and their Beneficiaries.

     Below are brief descriptions of various types of retirement programs and the use of the Contracts in connection therewith.

EMPLOYEE BENEFIT PLANS

     Code Section 401 permits business employers and certain associations to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     If a Participant under an Employee Benefit Plan receives a lump-sum distribution, the portion of the distribution equal to any contribution that was taxable to the Participant in the year when paid is received tax free. The balance of the distribution will be treated as ordinary income. Special ten-year averaging and a capital-gains election may be available to a Participant who reached age 50 before 1986.

     Under an Employee Benefit Plan under Section 401 of the Code, when annuity payments commence (as opposed to a lump-sum distribution), under Section 72 of the Code, the portion of each payment attributable to contributions that were taxable to the Participant in the year made, if any, is excluded from gross income as a return of the Participant's investment. The portion so excluded is determined at the time the payments commence by dividing the Participant's investment in the Contract by the expected return. The periodic payments in excess of this amount are taxable as ordinary income. Once the Participant's investment has been recovered, the full annuity payment will be taxable. If the annuity should stop before the investment has been received, the unrecovered portion is deductible on the Annuitant's final return. If the Participant made no contributions that were taxable to the Participant in the year made, there would be no portion excludable.

403(b) PROGRAMS

     Code Section 403(b) permits public school systems and certain types of charitable, educational, and scientific organizations specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees, and, subject to certain limitations, allows employees of those organizations to exclude the amount of contributions from gross income for federal income tax purposes.

     If a Participant under a 403(b) Program makes a surrender or withdrawal from the Participant's Account, the Participant will realize income taxable at ordinary tax rates on the full amount received. See "Constraints on Withdrawal - 403(b) Programs." Since, under a 403(b) Program, contributions generally are excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

408 and 408A PROGRAMS

     1. Individual Retirement Annuities

     Code Sections 219 and 408 permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, SIMPLE IRA plans and Employer/Association Established Individual Retirement Account Trusts, known as an Individual Retirement Annuity/Account ("IRA"). These IRA accounts are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Sale of the Contracts for use with IRA's may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     If a Participant under a 408 Program makes a withdrawal from the Participant's Account, the Participant generally will realize income taxable at ordinary tax rates on the full amount received. Since, under a 408 Program, contributions generally are deductible from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

  2. Roth IRA

     A Roth IRA under Code Section 408A is available for retirement savings for individuals with earned income. The Contract may be purchased as a Roth IRA. A Roth IRA allows an individual to contribute non-deductible contributions for retirement purposes, with the earnings income tax-deferred, and the potential ability to withdraw the money income tax-free under certain circumstances. Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Roth IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual Premium for a Roth IRA may not exceed $3,000 for taxable years beginning in 2003 and 2004, reduced by any contribution to that individual's IRA. This $3,000 amount is increased to $3,500 if the individual is age 50 or older. In addition, a taxpayer may elect to convert an IRA to a Roth IRA, accelerating deferred income taxes on previous earnings in the IRA to a current year.

457 PROGRAMS

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes. The employees must be Participants in an eligible deferred compensation plan.

     If the Employer sponsoring a 457 Program requests and receives a withdrawal for an eligible employee in connection with a 457 Program, then the amount received by the employee will be taxed as ordinary income. Since, under a 457 Program, contributions are excludable from the taxable income of the employee, the full amount received will be taxable as ordinary income when annuity payments commence or other distribution is made.

     If a Contract is used in connection with an unqualified, unfunded deferred compensation benefits to a select group of employees, contributions to the Plan are includible in the employee's gross income when these amounts are paid or otherwise made available to the employee.

TAX PENALTY

     Any distribution made to a Participant from an Employee Benefit Plan or a 408 Program other than on account of one or more of the following events will be subject to a 10% penalty tax on the amount distributed:

   (a) the Participant has attained age 59 1/2;
   (b) the Participant has died; or
   (c) the Participant is disabled.

     In addition, a distribution from an Employee Benefit Plan will not be subject to a 10% penalty tax on the amount distributed if the Participant is 55 and has separated from service. Distributions received at least annually as part of a series of substantially equal periodic payments made for the life of the Participant will not be subject to a penalty tax. Certain amounts paid for medical care also may not be subject to a penalty tax.

     Any permitted distribution from a Participant Account under a 403(b) Program will be subject to a 10% excise tax unless the Participant satisfies one of the exemptions listed above for Employee Benefit Plans. See "Constraints on Withdrawals - 403(b) Programs."


WITHHOLDING

     Distributions from an Employee Benefit Plan under Code Section 401(a) or a 403(b) Program to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump-sum settlement or periodic annuity payments for a fixed period of fewer than 10 years, are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts to another eligible retirement program. The taxable amount is the amount of the distribution, less the amount allocable to after-tax contributions.

     All other types of distributions from Employee Benefit Plans and 403(b) Programs, and all distributions from Individual Retirement Accounts, are subject to federal income tax withholding on the taxable amount unless the distributee elects not to have the withholding apply. The amount withheld is based on the type of distribution. Federal tax will be withheld from annuity payments (other than those subject to mandatory 20% withholding) pursuant to the recipient's withholding certificate. If no withholding certificate is filed with AUL, tax will be withheld on the basis that the payee is married with three withholding exemptions. Tax on all surrenders and lump-sum distributions from Individual Retirement Accounts will be withheld at a flat 10% rate.

     Withholding on annuity payments and other distributions from the Contract will be made in accordance with regulations of the Internal Revenue Service.


                                OTHER INFORMATION

VOTING OF SHARES OF THE FUNDS

     AUL is the legal owner of the shares of the Portfolios of the Funds held by the Investment Accounts of the Variable Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of the Funds held in the Investment Accounts at regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act.

     AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner or the Participant, depending on the type of Plan. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. AUL shall send to each Owner or Participant a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Funds' shares. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient Fund proxy materials and voting instruction forms for all Participants under a Contract with any voting interest.

     Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Funds, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Contract or a Participant's Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contracts or Participant Accounts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts and Participant Accounts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts and Participant Accounts participating in the Investment Account.

     Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Funds.

SUBSTITUTION OF INVESTMENTS

     AUL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. If shares of any or all of the Portfolios of a Fund should become unavailable for investment, or if, in the judgment of AUL's management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contracts, AUL may substitute shares of another Portfolio of a Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contracts. AUL may also purchase, through the Variable Account, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners or as permitted by federal law.

     Where required under applicable law, AUL will not substitute any shares attributable to an Owner's interest in an Investment Account or the Variable Account without notice, Owner or Participant approval, or prior approval of the SEC or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

     AUL also reserves the right to establish additional Investment Accounts of the Variable Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Investment Accounts may be established in the sole discretion of AUL, and any new Investment Account will be made available to existing Owners on a basis to be determined by AUL. Not all Investment Accounts may be available under a particular Contract. AUL may also eliminate or combine one or more Investment Accounts or cease permitting new allocations to an Investment Account if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to any required regulatory approvals, AUL reserves the right to transfer assets of any Investment Account of the Variable Account to another separate account or Investment Account.

     In the event of any such substitution or change, AUL may, by appropriate endorsement, make such changes in these and other Contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management investment company under the 1940 Act or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     AUL reserves the right, without the consent of Owners or Participants, to make any change to the provisions of the Contracts to comply with, or to give Owners or Participants the benefit of, any federal or state statute, rule, or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

     AUL reserves the right to make certain changes in the Contracts. Depending on the Contract, AUL has the right at any time to change the Guaranteed Rate of interest credited to amounts allocated to the Fixed Interest Account for any Participant Accounts established on or after the effective date of the change, although once a Participant's Account is established, the Guaranteed Rate may not be changed for the duration of the Account.

     Depending on the Contract, after the fifth anniversary of a Contract, AUL has the right to change any annuity tables included in the Contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such a change. AUL also has the right to change the withdrawal charge and, within the limits described under "Guarantee of Certain Charges," the administrative charge.

RESERVATION OF RIGHTS

     AUL reserves the right to refuse to accept new contributions under a Contract and to refuse to accept new Participants under a Contract.

PERIODIC REPORTS

     AUL will send quarterly statements showing the number, type, and value of Accumulation Units credited to the Contract or to the Participant's Account, as the case may be.

AUL will also send statements reflecting transactions in a Participant's Account as required by applicable law. In addition, every person having voting rights will receive such reports or Prospectuses concerning the Variable Account and the Funds as may be required by the 1940 Act and the 1933 Act.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus and the organization of AUL, its authority to issue the Contracts under Indiana law, and the validity of the forms of the Contracts under Indiana law have been passed upon by John C. Swhear, Assistant General Counsel of AUL.

     Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert, Washington, D.C.


                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown under "Performance Information" in the Statement of Additional Information. Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Investment Account is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

     For the remaining Investment Accounts, quotations of yield will be based on a 30-day (or one month) period ended on the date of the most recent balance sheet, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Accumulation Unit on the last day of the period. Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), and will reflect the deduction of the applicable withdrawal charge, the Asset Charge, and, if applicable, the administrative charge (or a pro-rata portion thereof). Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations, based upon the performance of the mutual fund portfolio in which that Investment Account invests, and will reflect the deduction of the applicable withdrawal charge, the administrative charge, and the Asset Charge as if, and to the extent that, such charges had been applicable. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge.

     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare an Investment
Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of a Fund in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return in promotional reports and literature for the Investment Accounts, see the Statement of Additional Information.

     Promotional reports and literature may also contain other information including: (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on
overall   performance  or  other
criteria, (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.


                       STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to AUL. The Table of Contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY...........................................    3
DISTRIBUTION OF CONTRACTS.................................................    3
CUSTODY OF ASSETS.........................................................    3
LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS...............................    3
  403(b) Programs.........................................................    3
  408 and 408A Programs...................................................    4
  457 Programs............................................................    4
  Employee Benefit Plans..................................................    4
INDEPENDENT ACCOUNTANTS...................................................    4
PERFORMANCE INFORMATION...................................................    4
PERFORMANCE OF THE INVESTMENT ACCOUNTS....................................    5
FINANCIAL STATEMENTS......................................................   11


A Statement of Additional Information may be obtained by calling or writing AUL at the telephone number and address set forth in the front of this Prospectus.

================================================================================



          No dealer, salesman or any other person is authorized by the AUL American Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.


          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.


          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.


================================================================================



                             AUL AMERICAN UNIT TRUST

                        Group Variable Annuity Contracts
                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS



                               Dated: May 1, 2003




================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2003



                             AUL American Unit Trust
                        Group Variable Annuity Contracts

                                   Offered By


                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282


                                 (800) 249-6269




                   Annuity Service Office Mail Address:
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for AUL American Unit Trust, dated May 1, 2003.


         A Prospectus is available without charge by calling or writing to American United Life Insurance Company(R) at the telephone number or address shown above or by mailing the Business Reply Mail card included in this Statement of Additional Information.

                                TABLE OF CONTENTS

Description                                                                Page
GENERAL INFORMATION AND HISTORY...........................................    3
DISTRIBUTION OF CONTRACTS.................................................    3
CUSTODY OF ASSETS.........................................................    3
LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS...............................    3
  403(b) Programs.........................................................    3
  408 and 408A Programs...................................................    4
  457 Programs............................................................    4
  Employee Benefit Plans..................................................    4
INDEPENDENT ACCOUNTANTS...................................................    4
PERFORMANCE INFORMATION...................................................    4
PERFORMANCE OF THE INVESTMENT ACCOUNTS....................................    5
FINANCIAL STATEMENTS......................................................   11

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus.

                            DISTRIBUTION OF CONTRACTS

     OneAmerica Securities, Inc. is the Principal Underwriter and the Distributor for the variable annuity contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. OneAmerica Securities, Inc. is a wholly owned subsidiary of AUL and is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     OneAmerica Securities, Inc. serves as the Principal Underwriter without compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of Funds offered hereunder.


                   LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS

403(b) PROGRAMS

     Contributions to a 403(b) Program are excludable from a Participant's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g) and 415 of the Code. Section 402(g) generally limits a Participant's salary reduction contributions to a 403(b) Program to $12,000 a year for 2003 and $13,000 for 2004. The limit may be reduced by salary reduction contributions to another type of retirement plan. A Participant with at least 15 years of service for a "qualified organization" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed this limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 415(c) also provides an overall limit on the amount of Employer and Participant's salary reduction contributions to a Section 403(b) Program that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (a) $40,000, or (b) 100% of the Participant's annual compensation. This limit will be reduced if a Participant also participates in an Employee Benefit Plan maintained by a business that he or she controls.

     The limits described above do not apply to amounts "rolled over" from another eligible retirement program. A Participant who receives an "eligible rollover distribution" will be permitted either to roll over such amount to another eligible retirement program or an IRA within 60 days of receipt or to make a direct rollover to another eligible retirement program or an IRA without recognition of income. An "eligible rollover distribution" means any distribution to a Participant of all or any taxable portion of the balance to his credit under an eligible retirement program, other than a required minimum distribution to a Participant who has reached age 70 1/2 and excluding any distribution which is one of a series of substantially equal payments made (1) over the life or life expectancy of the Participant or his beneficiary or (2) over a specified period of 10 years or more. Provisions of the Internal Revenue Code require that 20% of every eligible rollover distribution that is not directly rolled over be withheld by the payor for federal income taxes.

408 AND 408A PROGRAMS

     Contributions to the individual retirement annuity/account of a Participant under a 408 or 408A Program that is described in Section 408(c) of the Internal Revenue Code are subject to the limits on contributions to individual retirement accounts under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions to an individual retirement annuity/account are limited to the lesser of $3,000 per year or the Participant's annual compensation. In the case of a participant who has attained the age of 50 before the close of the taxable year, the deductible amount for such taxable year increases by $500. If a married couple files a joint return, each spouse may, in a great majority of cases, make contributions to his or her IRA up to the $3,000 limit. The extent to which a Participant may deduct contributions to this type of 408 Program depends on his or her spouse's gross income for the year and whether either participate in another employer-sponsored retirement plan.

     Withdrawals   from  Roth   IRAs  may  be  made   tax-free   under   certain
circumstances. Please consult your tax advisor for more details.

     Contributions to a 408 Program that is a simplified employee pension plan are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits Employer contributions and Participant salary reduction contributions (if permitted) to a simplified employee pension plan to the lesser of (a) 25% of the Participant's compensation, or (b) $40,000. Salary reduction contributions, if any, are subject to additional annual limits.

457 PROGRAMS

     Deferrals by a  Participant  to a 457 Program  generally  are limited under
Section 457(b) of the Internal Revenue Code to the lesser of (a) $12,000 for 2003 and $13,000 for 2004, or (b) 100% of the Participant's includable compensation. If the Participant participates in more than one 457 Program, this limit applies to contributions to all such programs. The limit is reduced by the amount of any salary reduction contribution the Participant makes to a 403(b) Program, a 408 Program, or an Employee Benefit Program. The Section 457(b) limit is increased during the last three years ending before the Participant reaches his normal retirement age under the 457 Program. The limit on deferrals is indexed in $500 increments.

EMPLOYEE BENEFIT PLANS

     The applicable annual limits on contributions to an Employee Benefit Plan depend upon the type of plan. Total contributions on behalf of a Participant to all defined contribution plans maintained by an Employer are limited under
Section 415(c) of the Internal Revenue Code to the lesser of (a) $40,000, or (b) 100% of a Participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the Participants will receive under the plan formula. The maximum annual benefit any Participant may receive under an Employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for a Participant who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.


                             INDEPENDENT ACCOUNTANTS

     The combined balance sheets for OneAmerica Financial Partners, Inc. at December 31, 2002 and 2001 and the related combined statements of operations, changes in shareholder's equity and comprehensive income and statements of cash flows for the years then ended, appearing herein have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                             PERFORMANCE INFORMATION

     Performance   information  for  the  Investment   Accounts  may  appear  in
promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the average annual total return and the total return of all Investment Accounts and the personal rate of return of the Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     For the 7-day period ending December 31, 2002, the current yield for the OneAmerica Money Market Investment Account was -0.39%.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All total return figures reflect the deduction of the applicable withdrawal charge, the administrative charge, and the Asset Charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge and quotations of total return may reflect other periods of time.

     The average annual total return is calculated from the actual inception date of the OneAmerica Investment Accounts and from the inception date of the corresponding mutual funds for all of the other Investment Accounts. The reported performance is, therefore, hypothetical to the extent and for the periods that the Investment Accounts have not been in existence and reflects the performance that such Investment Accounts would have achieved had they invested in the corresponding Mutual Funds for those periods. For the periods that an Investment Account has actually been in existence, however, the performance represents actual and not hypothetical performance. The average annual return that the Investment Accounts achieved for the one year, five years, the lessor of ten years or since inception, and the cumulative return for the lessor of 10 years or since inception for the periods ending December 31, 2002 may be found in the Prospectus.

     The personal rate of return is calculated in the same manner as the annual total return, but is unique to the individual Participant, in that it only takes the return of the specific investments in which a Participant was invested, and factors in the withdrawals and deposits in the Participant's individual Account.

     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which a Participant's Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     The following tables present the return on investment for each of the Investment Accounts. The return on investment figures in the first and second tables (including charges) represents a change in an Accumulation Unit allocated to an Investment Account and takes into account Variable Account charges such as the asset charge, withdrawal charges, and a pro rata portion of the administrative charge. The return on investment figures in the third table (excluding charges) include the asset charge, but do not reflect the deduction of withdrawal charges or a pro rata portion of the administrative charge. For the periods that a particular Investment Account has been in operation (see the column for the Inception Date of the Investment Account), the figures represent actual performance. Therefore, the performance figures on the left side of the vertical line for the one year and five year periods ending 12/31/02 and the lesser of 10 Years or Since Inception represent actual performance. For the periods that precede the creation of the Investment Account, if the mutual fund portfolio was in existence (see the column for the Inception Date of the Mutual
Fund), results represent hypothetical returns that the Investment Accounts that invest in the corresponding Mutual Fund Portfolios would have achieved had they invested in such Portfolios for the periods indicated. Therefore, the performance figures for the one year and five year periods ending 12/31/02, the lesser of 10 Years or Since Inception, and the Cumulative Returns for the lesser of 10 Years or Since Inception on the right side of the vertical line may be hypothetical, or they may represent actual performance, based on the inception date of a particular Investment Account and the mutual fund portfolio.


                         Performance (including charges) for Single Contribution Contracts

                                                              Actual Performance             |  Actual/Hypothetical Performance
                                                                                      Average|                           Average
                                                                                       Annual|                            Annual
                                                                  Average  Average   Return  |    Average    Average      Return
                                                                   Annual   Annual     on    |    Annual      Annual        on
                                                                   Return   Return  Investmen|    Return      Return    Investment
                                                                     on       on      for    |       on         on         for
                                           Inception  Inception Investment Investment lessor |  Investment  Investment   lessor
                                               Date      Date      for     for 5     of 10   |      for       for 5       of 10
                                                of        of       Year    Years    Years or |     Year       Years      Years or
             Investment          Fund        Mutual    Investment Ending   Ending    Since   |    Ending      Ending      Since
               Account           Class        Fund     Account   12/31/02 12/31/02  Inception|   12/31/02    12/31/02    Inception
---------------------------------------------------------------------------------------------|--------------------------------------
                                                                                             |
OneAmerica Asset Director      Class O          4/10/90 4/12/90  -9.54%     4.29%    7.87%   |    -9.54%      4.29%      7.87%
OneAmerica Asset Director      Advisor          3/31/03 5/01/03   N/A        N/A      N/A    |    -9.82%      3.96%      7.54%
OneAmerica Asset  Director                      3/31/03 5/01/03  -18.13%  -0.44%     1.97%   |    -18.38%    -0.73%       4.17%
(substituted class)                                                                          |
OneAmerica Investment                                                                        |
     Grade Bond                Class O          4/10/90 4/12/90  0.17%      4.86%    5.35%   |     0.17%      4.86%      5.35%
OneAmerica Investment                                                                        |
     Grade Bond                Advisor          3/31/03 5/01/03   N/A        N/A      N/A    |    -0.13%      4.55%      5.05%
OneAmerica                                                                                   |
     Money Market              Class O          4/10/90 4/12/90  -6.05%     2.36%    2.82%   |    -6.05%      2.36%      2.82%
OneAmerica                                                                                   |
     Money Market              Advisor          3/31/03 5/01/03   N/A        N/A      N/A    |    -6.33%      1.99%      2.43%
OneAmerica Value               Class O          4/10/90 4/12/90 -13.65%     3.60%    9.54%   |    -13.65%     3.60%      9.54%
OneAmerica Value               Advisor          3/31/03 5/01/03   N/A        N/A      N/A    |    -14.19%     2.93%      8.87%
AIM Basic Value                Class A         10/18/95 5/31/02   N/A        N/A    -27.67%  |    -28.65%     3.79%      9.74%
AIM Mid Cap Core Equity        Class A           6/9/87 5/31/02   N/A        N/A    -19.88%  |    -17.46%     5.02%      9.58%
AIM Small Cap Growth           Class A         10/18/95 5/31/02   N/A        N/A    -25.27%  |    -33.18%     5.90%      8.53%
Alger American Balanced        Class O           9/5/89  5/1/00 -18.58%      N/A    -10.74%  |    -18.58%     5.54%      8.20%
Alger American Growth          Class O           1/9/89 4/28/95 -37.80%     -1.69%   5.99%   |    -37.80%     -1.69%     7.83%
Alger American                                                                               |
     Leveraged All-Cap         Class O          1/25/95  5/1/00 -38.65%      N/A    -29.74%  |    -38.65%     1.58%      12.16%
American Century (R)                                                                         |
     Equity Income             Investor          8/1/94  5/1/01 -11.81%      N/A     -2.86%  |    -11.81%     6.01%      12.51%
American Century (R)                                                                         |
     Income & Growth           Investor        12/17/90  5/1/01 -25.15%      N/A    -19.50%  |    -25.15%     -1.73%     8.32%
American Century (R)                                                                         |
     International Growth      Investor          5/9/91  5/1/01 -25.03%      N/A    -24.28%  |    -25.03%     -1.97%     6.09%
American Century (R) Select    Investor        10/31/58  5/1/01 -28.31%      N/A    -23.71%  |    -28.31%     -2.50%     5.61%
American Century (R)                                                                         |
     Small Cap Value           Investor         7/31/98  5/1/01 -17.74%      N/A     -3.19%  |    -17.74%      N/A       10.12%
American Century( R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                                 2/15/96 5/31/02 -22.33%      N/A     -4.69%  |    -22.33%      N/A       -4.69%
(substitution class)                                                                         |
American Century(R)                                                                          |
  Strategic Allocation                                                                       |
     Conservative                               2/15/96 5/31/02 -11.42%      N/A     0.73%   |    -11.42%      N/A       0.73%
(substitution class)                                                                         |
American Century(R)                                                                          |
  Strategic Allocation                                                                       |
     Moderate                                   2/15/96 5/31/02 -16.41%      N/A     -2.06%  |    -16.41%      N/A       -2.06%
(substitution class)                                                                         |
American Century( R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                Investor         2/15/96 5/31/02   N/A        N/A    -18.04%  |    -20.19%     1.30%      4.53%
American Century(R)                                                                          |
  Strategic Allocation                                                                       |
     Conservative              Investor         2/15/96 5/31/02   N/A        N/A    -10.29%  |    -11.73%     2.64%      4.60%
American Century(R)                                                                          |
  Strategic Allocation                                                                       |
     Moderate                  Investor         2/15/96 5/31/02   N/A        N/A    -14.29%  |    -15.99%     1.97%      4.83%
American Century(R) Ultra (R)  Investor         11/2/81  5/1/01 -28.66%      N/A    -21.58%  |    -28.66%     -1.63%     7.20%
American Century(R)                                                                          |
     VP Capital                                                                              |
     Appreciation                              11/20/87  5/1/94 -26.85%     -1.74%   1.04%   |    -26.85%     -1.74%     1.51%
American Century(R)                                                                          |
    Equity Income              Advisor           3/7/97 5/01/03   N/A        N/A      N/A    |    -11.47%     5.73%      8.82%
American  Century(R)                                                                         |
    Heritage                   Advisor          7/11/97 5/01/03   N/A        N/A      N/A    |    -21.64%     0.19%      0.47%
American Century(R)                                                                          |
    International Growth       Advisor          10/2/96 5/01/03   N/A        N/A      N/A    |    -24.75%     -2.17%     2.07%
American Century(R)                                                                          |
   Large Company Value         Advisor         10/26/00 5/01/03   N/A        N/A      N/A    |    -19.36%      N/A       -2.94%
American Century(R)                                                                          |
   Real Estate                 Advisor          10/6/98 5/01/03   N/A        N/A      N/A    |    -8.52%       N/A       8.70%
American Century(R)                                                                          |
   Small Company               Advisor           9/7/00 5/01/03   N/A        N/A      N/A    |    -10.48%      N/A       -5.30%
American Century(R)                                                                          |
   Small Cap Value             Advisor         12/31/99 5/01/03   N/A        N/A      N/A    |    -17.44%      N/A       14.12%
American Century(R) Strategic                                                                |
   Allocation - Aggressive     Advisor          10/2/96 5/01/03 -20.19%     1.30%    4.53%   |    -19.87%     1.09%      3.70%
American Century(R)  Strategic                                                               |
  Allocation - Moderate        Advisor          10/2/96 5/01/03 -15.99%     1.97%    4.83%   |    -15.67%     1.74%      4.18%
American Century(R) Strategic                                                                |
  Allocation - Conservative    Advisor          10/2/96 5/01/03 -11.73%     2.64%    4.60%   |    -11.39%     2.42%      4.42%
American Century(R) Ultra(R)   Advisor          10/2/96 5/01/03   N/A        N/A      N/A    |    -28.41%     -1.83%     1.97%
Ariel Appreciation                              12/1/89 5/31/02   N/A        N/A    -21.63%  |    -16.78%     5.57%      10.18%
Ariel                                           11/6/86 5/31/02   N/A        N/A    -19.37%  |    -11.98%     5.87%      10.25%
Calvert Income                 Class A         10/12/82 5/31/02   N/A        N/A     -3.69%  |    -2.48%      6.52%      6.61%
Calvert New Vision Small Cap.  Class A          1/31/97 5/31/02   N/A        N/A    -28.84%  |    -26.64%     -0.78%     -0.68%
Calvert Social Invstnt Equity  Class A          8/24/87 5/31/02   N/A        N/A    -18.16%  |    -21.03%     3.75%      6.11%
Calvert Social                                                                               |
     Mid Cap Growth                             7/16/91 4/28/95 -33.37%     -2.12%   5.18%   |    -33.37%     -2.12%     4.45%
Fidelity (R) VIP                                                                             |
     Asset Manager (sm)        Initial          9/06/89  5/1/93 -15.27%     -0.21%   5.29%   |    -15.27%     -0.21%     5.73%
Fidelity (R) VIP                                                                             |
     Contrafund (R)            Initial          1/03/95 4/28/95 -15.85%     2.01%    9.41%   |    -15.85%     2.01%      10.87%
Fidelity (R) VIP                                                                             |
     Equity-Income             Initial         10/09/86 4/28/95 -22.90%     -1.33%   6.55%   |    -22.90%     -1.33%     8.43%
Fidelity (R) VIP                                                                             |
     Growth                    Initial         10/09/86  5/1/93 -35.12%     -1.99%   6.97%   |    -35.12%     -1.99%     7.09%
Fidelity (R) VIP                                                                             |
     High Income               Initial          9/19/85  5/1/93  -3.97%     -7.58%   1.51%   |    -3.97%      -7.58%     2.17%
Fidelity (R) VIP                                                                             |
     Overseas                  Initial          1/28/87  5/1/93 -25.99%     -5.53%   1.64%   |    -25.99%     -5.53%     3.39%
Fidelity(R) Advisor                                                                          |
      Dividend Growth          Class T         12/28/98 5/01/03   N/A        N/A      N/A    |    -26.07%       NA       -4.27%
Fidelity(R)  Advisor                                                                         |
     Diversified International Class T          12/1798 5/01/03   N/A        N/A      N/A    |    -15.37%       NA       2.06%
Fidelity(R) Advisor                                                                          |
     Equity Income             Class T          4/25/83 5/01/03   N/A        N/A      N/A    |    -21.17%     -0.10%     8.62%
Fidelity(R) Advisor                                                                          |
     Growth & Income           Class T         12/31/96 5/01/03   N/A        N/A      N/A    |    -24.36%     -0.72%     3.63%
Fidelity(R) Advisor Mid Cap    Class T          2/20/96 5/01/03   N/A        N/A      N/A    |    -24.05%     6.20%      10.44%
Fidelity(R) Advisor Small Cap  Class T           9/9/98 5/01/03   N/A        N/A      N/A    |    -25.61%       NA       7.61%
INVESCO Dynamics               Investor         9/15/67  5/1/01 -37.88%      N/A    -33.80%  |    -37.88%     -4.19%     5.95%
INVESCO Energy                 Investor         1/19/84  5/1/01 -11.18%      N/A    -18.42%  |    -11.18%     3.49%      9.34%
INVESCO Financial                                                                            |
     Services                  Investor         6/02/86  5/1/01 -21.62%      N/A    -15.07%  |    -21.62%     0.22%      11.06%
INVESCO Health                                                                               |
     Sciences                  Investor         1/19/84  5/1/01 -30.60%      N/A    -18.60%  |    -30.60%     1.28%      7.08%
INVESCO                                                                                      |
     Technology                Investor         1/19/84  5/1/01 -51.01%      N/A    -46.70%  |    -51.01%     -8.21%     3.87%
INVESCO                                                                                      |
     Telecommunications        Investor         8/01/94 7/27/01 -54.48%      N/A    -50.72%  |    -54.48%    -12.22%     0.44%
INVESCO Energy                 Class K          12/1/00 5/01/03   N/A        N/A      N/A    |    -13.38%       NA       -6.88%
INVESCO Financial Services     Class K          12/1/00 5/01/03   N/A        N/A      N/A    |    -21.40%       NA      -11.54%
INVESCO Health Sciences        Class K          12/1/00 5/01/03   N/A        N/A      N/A    |    -30.57%       NA      -20.09%
INVESCO Leisure                Class K         12/17/01 5/01/03   N/A        N/A      N/A    |    -21.06%       NA      -16.37%
INVESCO Technology             Class K          12/1/00 5/01/03   N/A        N/A      N/A    |    -50.65%       NA      -46.86%
Janus Aspen Series Flexible                                                                  |
     Income                    Institutional    9/13/93  5/1/97  2.56%      5.29%    6.40%   |     2.56%      5.29%      7.03%
Janus Aspen Series Worldwide                                                                 |
     Growth                    Institutional    9/13/93  5/1/97 -30.84%     -1.02%   1.44%   |    -30.84%     -1.02%     9.02%
MFS (R) International                                                                        |
     New Discovery             Class A          10/9/97 5/31/02   N/A        N/A    -20.10%  |    -13.71%     10.16%     8.45%
MFS(R)  Mid Cap Growth         Class A          12/1/93 5/31/02   N/A        N/A    -32.26%  |    -51.30%     -2.19%     4.94%
MFS(R) Strategic Value         Class A           1/2/96 5/31/02   N/A        N/A    -23.72%  |    -23.59%      N/A       9.16%
MFS(R)  Value                  Class A          3/17/98 5/31/02   N/A        N/A    -19.78%  |    -19.89%     3.47%      10.35%
PBHG Emerging                                                                                |
     Growth                                     6/14/93  5/1/01 -51.35%      N/A    -42.59%  |    -51.35%    -17.96%     -0.16%
PBHG Growth II                                  5/01/97  5/1/97 -35.42%     -7.39%   -5.31%  |    -35.42%     -7.39%     -5.31%
PBHG Large Cap                                                                               |
   f/k/a PBHG Large Cap Value                                                                |
  (name changed on 4/1/03)                     12/31/96  5/1/01 -29.87%      N/A    -22.22%  |    -29.87%     4.94%      8.08%
PBHG Technology                                                                              |
     & Communications                           5/01/97  5/1/97 -57.29%    -12.37%  -10.32%  |    -57.29%    -12.37%    -10.32%
PIMCO High Yield               Administrative   1/16/95 5/31/02   N/A        N/A     -6.87%  |    -8.23%      0.63%      5.55%
PIMCO PEA Renaissance          Administrative   8/31/98 5/31/02   N/A        N/A    -32.76%  |    -30.95%      N/A       10.37%
PIMCO PEA Value                Administrative   8/21/97 5/31/02   N/A        N/A    -29.82%  |    -30.42%     3.50%      4.15%
Safeco RST Equity                               4/03/87  5/1/97 -31.22%     -5.52%   -1.89%  |    -31.22%     -5.52%     7.27%
Safeco RST Growth                                                                            |
     Opportunities                              1/07/93  5/1/97 -42.14%     -7.15%   0.88%   |    -42.14%     -7.15%     10.51%
State Street                                                                                 |
     Equity 500 Index*         Class A          8/27/92  5/1/93 -27.88%     -2.51%   7.72%   |    -27.88%     -2.51%     7.66%
T ROWE PRICE                                                                                 |
     Equity Income                              3/31/94 4/28/95 -19.35%     0.74%    8.82%   |    -19.35%     0.74%      9.69%
T.Rowe Price                                                                                 |
     European Stock                             1/28/90  5/1/01 -24.49%      N/A    -21.49%  |    -24.49%     -3.53%     6.65%
T. Rowe Price Equity                                                                         |
     Income                    Class R          9/30/02 5/01/03   N/A        N/A      N/A    |    -19.08%     0.41%      8.98%
T. Rowe Price Growth                                                                         |
     Stock                     Class R          9/30/02 5/01/03   N/A        N/A      N/A    |    -28.38%     -0.50%     7.89%
T. Rowe Price International                                                                  |
     Growth & Income           Class R          9/30/02 5/01/03   N/A        N/A      N/A    |    -17.86%       NA       -6.12%
T. Rowe Price Mid Cap                                                                        |
      Value                    Class R          9/30/02 5/01/03   N/A        N/A      N/A    |    -13.84%     4.19%      9.45%
T. Rowe Price Mid Cap                                                                        |
     Growth                    Class R          9/30/02 5/01/03   N/A        N/A      N/A    |    -26.72%     2.63%      10.83%
Vanguard Explorer              Investor        12/11/67  5/1/01 -29.97%      N/A    -18.69%  |    -29.97%     1.61%      7.14%
Vanguard Short-Term Bond       Investor        12/31/87  5/1/01  -0.09%      N/A     2.93%   |    -0.09%      5.10%      4.95%


*See Condensed Financial Information section.


                                  Performance (including charges) for Recurring Contribution Contracts**

                                                              Actual Performance             |  Actual/Hypothetical Performance
                                                                                      Average|                           Average
                                                                                       Annual|                            Annual
                                                                  Average  Average   Return  |    Average    Average      Return
                                                                   Annual   Annual     on    |    Annual      Annual        on
                                                                   Return   Return  Investmen|    Return      Return    Investment
                                                                     on       on      for    |       on         on         for
                                           Inception  Inception Investment Investment lessor |  Investment  Investment   lessor
                                               Date      Date      for     for 5     of 10   |      for       for 5       of 10
                                                of        of       Year    Years    Years or |     Year       Years      Years or
             Investment          Fund        Mutual    Investment Ending   Ending    Since   |    Ending      Ending      Since
               Account           Class        Fund     Account   12/31/02 12/31/02  Inception|   12/31/02    12/31/02    Inception
 --------------------------------------------------------------------------------------------|--------------------------------------
                                                                                             |
OneAmerica Asset  Director     Class O          4/10/90 4/12/90   -11.73%   2.67%    7.10%   |    -11.73%     2.67%         7.10%
OneAmerica Asset  Director     Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -12.01%     2.35%         6.78%
OneAmerica Asset  Director                      3/31/03 5/01/03   -20.11%  -1.98%    1.11%   |    -20.11%    -1.98%         3.60%
(substituted class)                                                                          |
OneAmerica Investment                                                                        |
     Grade Bond                Class O          4/10/90 4/12/90    -2.26%   3.23%    4.61%   |    -2.26%      3.23%         4.61%
OneAmerica Investment                                                                        |
     Grade Bond                Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -2.54%      2.93%         4.31%
OneAmerica                                                                                   |
     Money Market              Class O          4/10/90 4/12/90    -8.32%   0.77%    2.09%   |    -8.32%      0.77%         2.09%
OneAmerica                                                                                   |
     Money Market              Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -8.59%      0.41%         1.71%
OneAmerica Value               Class O          4/10/90 4/12/90   -15.74%   2.00%    8.77%   |    -15.74%     2.00%         8.77%
OneAmerica Value               Advisor          3/31/03 5/01/03                              |    -16.02%     1.64%         8.42%
AIM Basic Value                Class A         10/18/95  6/1/02     N/A      N/A    -30.06%  |    -30.38%     2.18%         8.79%
AIM Mid Cap Core Equity        Class A           6/9/87 5/31/02     N/A      N/A    -22.53%  |    -19.46%     3.40%         8.81%
AIM Small Cap Growth           Class A         10/18/95 5/31/02     N/A      N/A    -27.74%  |    -34.80%     4.26%         7.60%
Alger American Balanced        Class O           9/5/89  5/1/00   -20.55%    N/A    -12.43%  |    -20.55%     3.90%         7.44%
Alger American Growth          Class O           1/9/89 4/28/95   -39.30%   -3.22%   5.11%   |    -39.30%     -3.22%        7.07%
Alger American                                                                               |
     Leveraged All-Cap         Class O          1/25/95  5/1/00   -40.13%    N/A    -31.07%  |    -40.13%     0.01%        11.25%
American Century (R)                                                                         |
     Equity Income             Investor          8/1/94  5/1/01   -13.94%    N/A     -5.01%  |    -13.94%     4.37%        11.63%
American Century (R)                                                                         |
     Income & Growth           Investor        12/17/90  5/1/01   -26.97%    N/A    -21.28%  |    -26.97%     -3.25%        7.56%
American Century (R)                                                                         |
     International Growth      Investor          5/9/91  5/1/01   -26.85%    N/A    -25.96%  |    -26.85%     -3.49%        5.34%
American Century (R) Select    Investor        10/31/58  5/1/01   -30.05%    N/A    -25.40%  |    -30.05%     -4.02%        4.87%
American Century (R)                                                                         |
     Small Cap Value           Investor         7/31/98  5/1/01   -19.73%    N/A     -5.33%  |    -19.73%      N/A          8.23%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                                 2/15/96 5/31/02   -24.21%    N/A     -6.26%  |    -24.21%      N/A         -6.26%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Conservative                               2/15/96 5/31/02   -13.56%    N/A     -0.92%  |    -13.56%       N/A        -0.92%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Moderate                                   2/15/96 5/31/02   -18.43%    N/A     -3.67%  |    -18.43%       N/A        -3.67%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                Investor         2/15/96 5/31/02     N/A      N/A    -20.74%  |    -22.13%     -0.28%        3.59%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Conservative              Investor         2/15/96 5/31/02     N/A      N/A    -13.25%  |    -13.87%     1.05%         3.67%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Moderate                  Investor         2/15/96 5/31/02     N/A      N/A    -17.13%  |    -18.02%     0.39%         3.90%
American Century (R) Ultra (R) Investor         11/2/81  5/1/01   -30.38%    N/A    -23.32%  |    -30.38%     -3.16%        6.44%
American Century (R)                                                                         |
     VP Capital                                                                              |
     Appreciation              Investor        11/20/87  5/1/94   -28.62%   -3.27%   0.26%   |    -28.62%     -3.27%        0.79%
American Century (R)                                                                         |
    Equity Income              Advisor           3/7/97 5/01/03     N/A      N/A      N/A    |    -13.41%     4.23%         7.98%
American  Century(R)                                                                         |
    Heritage                   Advisor          7/11/97 5/01/03     N/A      N/A      N/A    |    -23.36%     -1.23%       -0.32%
American Century (R)                                                                         |
    International Growth       Advisor          10/2/96 5/01/03     N/A      N/A      N/A    |    -26.40%     -3.56%        1.18%
American Century (R)                                                                         |
   Large Company Value         Advisor         10/26/00 5/01/03     N/A      N/A      N/A    |    -21.13%       N/A        -4.89%
American Century (R)                                                                         |
   Real Estate                 Advisor          10/6/98 5/01/03     N/A      N/A      N/A    |    -3.79%        N/A         6.94%
American Century (R)                                                                         |
   Small Company               Advisor           9/7/00 5/01/03     N/A      N/A      N/A    |    -12.44%       N/A        -7.12%
American Century(R)                                                                          |
   Small Cap Value             Advisor         12/31/99 5/01/03     N/A      N/A      N/A    |    -19.73%       N/A        -8.33%
American Century (R) Strategic                                                               |
   Allocation - Aggressive     Advisor          10/2/96 5/01/03     N/A      N/A      N/A    |    -21.63%     -0.35%        2.78%
American Century (R)  Strategic                                                              |
  Allocation - Moderate        Advisor          10/2/96 5/01/03     N/A      N/A      N/A    |    -17.52%     0.30%         3.26%
American Century (R) Strategic                                                               |
  Allocation - Conservative    Advisor          10/2/96 5/01/03     N/A      N/A      N/A    |    -13.33%     0.96%         3.49%
American Century (R)Ultra(R)   Advisor          10/2/96 5/01/03     N/A      N/A      N/A    |    -29.98%     -3.23%        1.08%
Ariel Appreciation                              12/1/89 5/31/02     N/A      N/A    -24.21%  |    -18.80%     3.93%         9.40%
Ariel                                           11/6/86 5/31/02     N/A      N/A    -22.03%  |    -14.11%     4.23%         9.47%
Calvert Income                 Class A         10/12/82 5/31/02     N/A      N/A     -6.87%  |    -4.84%      4.87%         5.86%
Calvert New Vision Small Cap.  Class A          1/31/97 5/31/02     N/A      N/A    -31.19%  |    -28.42%     -2.32%       -1.49%
Calvert Social Investment EquitClass A          8/24/87 5/31/02     N/A      N/A    -20.87%  |    -22.94%     2.14%         5.36%
Calvert Social                                                                               |
     Mid Cap Growth                            7/16/91  4/28/95   -34.98%   -3.63%   4.31%   |    -34.98%     -3.63%        3.72%
Fidelity (R) VIP                                                                             |
     Asset Manager             Initial         9/06/89   5/1/93   -17.32%   -1.76%   4.53%   |    -17.32%     -1.76%        4.99%
Fidelity (R) VIP                                                                             |
     Contrafund (R)              Initial        1/03/95 4/28/95   -17.88%   0.42%    8.50%   |    -17.88%     0.42%         9.97%
Fidelity (R) VIP                                                                             |
     Equity-Income             Initial         10/09/86 4/28/95   -24.77%   -2.86%   5.66%   |    -24.77%     -2.86%        7.66%
Fidelity (R) VIP                                                                             |
     Growth                    Initial         10/09/86  5/1/93   -36.69%   -3.51%   6.19%   |    -36.69%     -3.51%        6.33%
Fidelity (R) VIP                                                                             |
     High Income               Initial          9/19/85  5/1/93    -6.29%   -9.01%   0.78%   |    -6.29%      -9.01%        1.45%
Fidelity (R) VIP                                                                             |
     Overseas                  Initial          1/28/87  5/1/93   -27.79%   -6.99%   0.91%   |    -27.79%     -6.99%        2.66%
Fidelity(R) Advisor                                                                          |
      Dividend Growth          Class T         12/28/98 5/01/03     N/A      N/A      N/A    |    -27.69%       N/A        -5.90%
Fidelity(R)  Advisor                                                                         |
     Diversified International Class T          12/1798 5/01/03     N/A      N/A      N/A    |    -17.22%       N/A         0.35%
Fidelity(R) Advisor                                                                          |
     Equity Income             Class T          4/25/83 5/01/03     N/A      N/A      N/A    |    -22.90%     -1.52%        7.48%
Fidelity(R) Advisor                                                                          |
     Growth & Income           Class T         12/31/96 5/01/03     N/A      N/A      N/A    |    -26.02%     -2.13%        2.68%
Fidelity(R) Advisor Mid Cap    Class T          2/20/96 5/01/03     N/A      N/A      N/A    |    -25.71%     4.70%         9.53%
Fidelity(R) Advisor Small Cap  Class T          9/9/98  5/01/03     N/A      N/A      N/A    |    -27.23%       N/A         5.89%
INVESCO Dynamics               Initial          9/15/67  5/1/01   -39.38%    N/A    -35.27%  |    -39.38%     -5.68%        5.20%
INVESCO Energy                 Initial          1/19/84  5/1/01   -13.33%    N/A    -20.22%  |    -13.33%     1.88%         8.56%
INVESCO Financial                                                                            |
     Services                  Initial          6/02/86  5/1/01   -23.51%    N/A    -16.95%  |    -23.51%     -1.33%       10.27%
INVESCO Health                                                                               |
     Sciences                  Initial          1/19/84  5/1/01   -32.28%    N/A    -20.40%  |    -32.28%     -0.29%        6.32%
INVESCO                                                                                      |
     Technology                Initial          1/19/84  5/1/01   -52.19%    N/A    -47.88%  |    -52.19%     -9.63%        3.14%
INVESCO                                                                                      |
     Telecommunications        Initial          8/01/94 7/27/01   -55.58%    N/A    -51.96%  |    -55.58%    -13.58%       -0.35%
INVESCO Energy                 Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -15.28%       N/A        -8.83%
INVESCO Financial Services     Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -22.95%       N/A       -13.17%
INVESCO Health Sciences        Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -32.09%       N/A       -21.76%
INVESCO Leisure -              Class K         12/17/01 5/01/03     N/A      N/A      N/A    |    -22.79%       N/A       -18.90%
INVESCO Technology             Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -51.73%       N/A       -47.98%
Janus Aspen Series Flexible                                                                  |
     Income                    Institutional    9/13/93  5/1/97    0.08%    3.66%    5.51%   |     0.08%      3.66%         6.25%
Janus Aspen Series Worldwide                                                                 |
     Growth                    Institutional    9/13/93  5/1/97   -32.52%   -2.56%   0.59%   |    -32.52%     -2.56%        8.22%
MFS (R) International                                                                        |
     New Discovery             Class A          10/9/97 5/31/02     N/A      N/A    -22.74%  |    -15.80%     8.45%         7.49%
MFS (R)  Mid Cap Growth        Class A          12/1/93 5/31/02     N/A      N/A    -34.50%  |    -52.48%     -3.70%        4.16%
MFS (R) Strategic Value        Class A           1/2/96 5/31/02     N/A      N/A    -26.24%  |    -25.44%       N/A         7.42%
MFS(R)  Value                  Class A          3/17/98 5/31/02     N/A      N/A    -22.43%  |    -21.83%     1.86%         9.38%
PBHG Emerging                                                                                |
     Growth                                     6/14/93  5/1/01   -52.53%    N/A    -43.85%  |    -52.53%    -19.23%       -0.88%
PBHG Growth II                                  5/01/97  5/1/97   -36.98%   -8.83%   -6.11%  |    -36.98%     -8.83%       -6.11%
PBHG Large Cap                                 12/31/96  5/1/01                              |
   f/k/a PBHG Large Cap Value                                                                |
  (name changed on 4/1/03)                                        -31.56%    N/A    -23.94%  |    -31.56%     3.31%         7.21%
PBHG Technology                                                                              |
     & Communications                           5/01/97  5/1/97   -58.32%  -13.73%  -11.08%  |    -58.32%    -13.73%      -11.08%
PIMCO High Yield               Administrative   1/16/95 5/31/02     N/A      N/A     -9.94%  |    -10.45%     -0.93%        4.69%
PIMCO PEA Renaissance          Administrative   8/31/98 5/31/02     N/A      N/A    -34.98%  |    -32.62%       N/A         8.44%
PIMCO PEA Value                Administrative   8/21/97 5/31/02     N/A      N/A    -32.14%  |    -32.11%     1.90%         3.23%
Safeco RST Equity                               4/03/87  5/1/97   -32.88%   -6.99%   -2.72%  |    -32.88%     -6.99%        6.51%
Safeco RST Growth                                                                            |
     Opportunities                              1/07/93  5/1/97   -43.54%   -8.59%   0.03%   |    -43.54%     -8.59%        9.73%
State Street                                                                                 |
     Equity 500 Index*         Class A          8/27/92  5/1/93   -29.63%   -4.02%   6.94%   |    -29.63%     -4.02%        6.90%
T ROWE PRICE                                                                                 |
     Equity Income                              3/31/94 4/28/95   -21.30%   -0.82%   7.92%   |    -21.30%     -0.82%        8.85%
T.Rowe Price                                                                                 |
     European Stock                             1/28/90  5/1/01   -26.32%    N/A    -23.22%  |    -26.32%     -5.03%        5.90%
T. Rowe Price Equity                                                                         |
     Income                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |      NA          N/A         0.89%
T. Rowe Price Growth                                                                         |
     Stock                     Class R          9/30/02 5/01/03     N/A      N/A      N/A    |      NA          N/A        -0.05%
T. Rowe Price International                                                                  |                  N/A
     Growth & Income           Class R          9/30/02 5/01/03     N/A      N/A      N/A    |      NA          N/A        -2.59%
T. Rowe Price Mid Cap                                                                        |                  N/A
      Value                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |      NA          N/A         0.44%
T. Rowe Price Mid Cap                                                                        |                  N/A
     Growth                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |      NA          N/A         0.18%
Vanguard Explorer              Investor        12/11/67  5/1/01   -31.67%    N/A    -20.49%  |    -31.67%     0.04%         6.38%
Vanguard Short-Term Bond       Investor        12/31/87  5/1/01    -2.51%    N/A     0.66%   |    -2.51%      3.47%         4.20%
                                                                                             |

*See Condensed Financial Information section.

**This table reflects a Withdrawal Charge of 8% in the first 5 years and 4% for years 6-10. Certain 403(b) Contracts and some Contacts used in connection with 457 Programs offer lower Withdrawal Charges [7% (or 5%) in the first Contract Year declining by 1% each subsequent year so that the Withdrawal Charge reaches 0% in the eighth (or the sixth) Contract Year]. Certain Contracts do not impose Withdrawal Charges. For any Contract with Withdrawal Charges less than the 8% and 4% reflected in this table, the performance would be higher than that shown above.

                                     Performance (excluding charges) for All Contracts


                                                              Actual Performance             |  Actual/Hypothetical Performance
                                                                                      Average|                           Average
                                                                                       Annual|                            Annual
                                                                  Average  Average   Return  |    Average    Average      Return
                                                                   Annual   Annual     on    |    Annual      Annual        on
                                                                   Return   Return  Investmen|    Return      Return    Investment
                                                                     on       on      for    |       on         on         for
                                           Inception  Inception Investment Investment lessor |  Investment  Investment   lessor
                                               Date      Date      for     for 5     of 10   |      for       for 5       of 10
                                                of        of       Year    Years    Years or |     Year       Years      Years or
             Investment          Fund        Mutual    Investment Ending   Ending    Since   |    Ending      Ending      Since
               Account           Class        Fund     Account   12/31/02 12/31/02  Inception|   12/31/02    12/31/02    Inception
 --------------------------------------------------------------------------------------------|-------------------------------------
                                                                                             |
OneAmerica Asset  Director     Class O          4/10/90 4/12/90    -3.77%   4.71%    7.87%   |    -3.77%      4.71%         7.87%
OneAmerica Asset  Director     Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -4.06%      4.38%         7.54%
OneAmerica Asset  Director                      3/31/03 5/01/03   -12.90%  -0.03%    2.15%   |   -12.90%     -0.03%         4.41%
(substituted class)                                                                          |
OneAmerica Investment                                                                        |
     Grade Bond                Class O          4/10/90 4/12/90    6.56%    5.28%    5.35%   |     6.56%      5.28%         5.35%
OneAmerica Investment                                                                        |
     Grade Bond                Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |     6.25%      4.97%         5.05%
OneAmerica                                                                                   |
     Money Market              Class O          4/10/90 4/12/90    -0.05%   2.77%    2.82%   |    -0.05%      2.77%         2.82%
OneAmerica                                                                                   |
     Money Market              Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -0.35%      2.40%         2.43%
OneAmerica Value               Class O          4/10/90 4/12/90    -8.14%   4.02%    9.54%   |    -8.14%      4.02%         9.54%
OneAmerica Value               Advisor          3/31/03 5/01/03     N/A      N/A      N/A    |    -8.43%      3.66%         9.19%
AIM Basic Value                Class A         10/18/95 5/31/02     N/A      N/A    -23.86%  |    -24.10%     4.21%         9.74%
AIM Mid Cap Core Equity        Class A           6/9/87 5/31/02     N/A      N/A    -15.67%  |    -12.19%     5.45%         9.58%
AIM Small Cap Growth           Class A         10/18/95 5/31/02     N/A      N/A    -21.33%  |    -28.91%     6.33%         8.53%
Alger American Balanced        Class O           9/5/89  5/1/00   -13.38%    N/A     -9.37%  |    -13.38%     5.96%         8.20%
Alger American Growth          Class O           1/9/89 4/28/95   -33.83%   -1.30%   5.99%   |    -33.83%     -1.30%        7.83%
Alger American                                                                               |
     Leveraged All-Cap         Class O          1/25/95  5/1/00   -34.73%    N/A    -28.66%  |    -34.73%     1.99%        12.16%
American Century (R)                                                                         |
     Equity Income             Investor          8/1/94  5/1/01    -6.18%    N/A     0.16%   |    -6.18%      6.44%        12.51%
American Century (R)                                                                         |
     Income & Growth           Investor        12/17/90  5/1/01   -20.38%    N/A    -16.99%  |    -20.38%     -1.33%        8.32%
American Century (R)                                                                         |
     International Growth      Investor          5/9/91  5/1/01   -20.25%    N/A    -21.92%  |    -20.25%     -1.57%        6.09%
American Century (R) Select    Investor         6/30/71  5/1/01   -23.74%    N/A    -21.33%  |    -23.74%     -2.11%        5.61%
American Century (R)                                                                         |
     Small Cap Value           Investor         7/31/98  5/1/01   -12.49%    N/A     -0.17%  |    -12.49%      N/A         10.62%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                                 2/15/96 5/31/02   -17.37%    N/A     -4.28%  |    -17.37%      N/A         -4.28%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Conservative                               2/15/96 5/31/02    -5.77%    N/A     1.17%   |    -5.77%       N/A          1.17%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Moderate                                   2/15/96 5/31/02   -11.07%    N/A     -1.64%  |    -11.07%      N/A         -1.64%
(substituted class)                                                                          |
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Aggressive                Investor         2/15/96 5/31/02     N/A      N/A    -13.72%  |    -15.10%     1.71%         4.53%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Conservative              Investor         2/15/96 5/31/02     N/A      N/A     -5.56%  |    -6.10%      3.05%         4.60%
American Century (R)                                                                         |
  Strategic Allocation                                                                       |
     Moderate                  Investor         2/15/96 5/31/02     N/A      N/A     -9.78%  |    -10.62%     2.38%         4.83%
American Century(R) Ultra(R)   Investor         11/2/81  5/1/01   -24.10%    N/A    -19.14%  |    -24.10%     -1.23%        7.20%
American Century (R)                                                                         |
     VP Capital                                                                              |
     Appreciation                              11/20/87  5/1/94   -22.18%   -1.35%   1.04%   |    -22.18%     -1.35%        1.51%
American Century (R)                                                                         |
    Equity Income              Advisor           3/7/97 5/01/03     N/A      N/A      N/A    |    -6.42%      6.12%         9.00%
American  Century(R)                                                                         |
    Heritage                   Advisor          7/11/97 5/01/03     N/A      N/A      N/A    |    -17.17%     0.56%         0.64%
American Century (R)                                                                         |
    International Growth       Advisor          10/1/96 5/01/03     N/A      N/A      N/A    |    -20.46%     -1.82%        2.07%
American Century (R)                                                                         |
   Large Company Value         Advisor         10/26/00 5/01/03     N/A      N/A      N/A    |    -14.76%      N/A         -1.30%
American Century (R)                                                                         |
   Real Estate                 Advisor          10/6/98 5/01/03     N/A      N/A      N/A    |     3.98%       N/A          9.17%
American Century (R)                                                                         |
   Small Company               Advisor           9/7/00 5/01/03     N/A      N/A      N/A    |    -5.37%       N/A         -3.79%
American Century(R)                                                                          |
   Small Cap Value             Advisor         12/31/99 5/01/03     N/A      N/A      N/A    |    -12.73%      N/A         15.53%
American Century (R) Strategic                                                               |
   Allocation - Aggressive     Advisor          10/1/96 5/01/03     N/A      N/A      N/A    |    -15.29%     1.46%         3.70%
American Century (R)  Strategic                                                              |
  Allocation - Moderate        Advisor          10/1/96 5/01/03     N/A      N/A      N/A    |    -10.86%     2.11%         4.18%
American Century (R) Strategic                                                               |
  Allocation - Conservative    Advisor          10/1/96 5/01/03     N/A      N/A      N/A    |    -6.33%      2.79%         4.42%
American Century (R)  Ultra (R)Advisor          10/1/96 5/01/03     N/A      N/A      N/A    |    -24.33%     -1.47%        1.97%
Ariel Appreciation                              12/1/89 5/31/02     N/A      N/A    -17.50%  |    -11.47%     6.00%        10.18%
Ariel                                           11/6/86 5/31/02     N/A      N/A    -15.13%  |    -6.36%      6.30%        10.25%
Calvert Income                 Class A         10/12/82 5/31/02     N/A      N/A     1.38%   |     3.74%      6.96%         6.61%
Calvert New Vision Small Cap.  Class A          1/31/97 5/31/02     N/A      N/A    -25.09%  |    -21.96%     -0.37%       -0.51%
Calvert Social Investment EquitClass A          8/24/87 5/31/02     N/A      N/A    -13.86%  |    -15.99%     4.17%         6.11%
Calvert Social                                                                               |
     Mid Cap Growth                             7/16/91 4/28/95   -29.12%   -1.72%   5.18%   |    -29.12%     -1.72%        4.45%
Fidelity (R) VIP                                                                             |
     Asset Manager (sm)        Initial          9/06/89  5/1/93    -9.86%   0.19%    5.29%   |    -9.86%      0.19%         5.73%
Fidelity (R) VIP                                                                             |
     Contrafund (R)            Initial          1/03/95 4/28/95   -10.48%   2.42%    9.41%   |    -10.48%     2.42%        10.87%
Fidelity (R) VIP                                                                             |
     Equity-Income             Initial         10/09/86 4/28/95   -17.98%   -0.93%   6.55%   |    -17.98%     -0.33%        8.43%
Fidelity (R) VIP                                                                             |
     Growth                    Initial         10/09/86  5/1/93   -30.97%   -1.60%   6.97%   |    -30.97%     -1.60%        7.09%
Fidelity (R) VIP                                                                             |
     High Income               Initial          9/19/85  5/1/93    2.16%    -7.21%   1.51%   |     2.16%      -7.21%        2.17%
Fidelity (R) VIP                                                                             |
     Overseas                  Initial          1/28/87  5/1/93   -21.27%   -5.14%   1.64%   |    -21.27%     -5.14%        3.39%
Fidelity(R) Advisor                                                                          |
      Dividend Growth          Class T         12/28/98 5/01/03     N/A      N/A      N/A    |    -21.85%       NA         -3.13%
Fidelity(R)  Advisor                                                                         |
     Diversified International Class T          12/1798 5/01/03     N/A      N/A      N/A    |    -10.54%       NA          2.52%
Fidelity(R) Advisor                                                                          |
     Equity Income             Class T          4/25/83 5/01/03     N/A      N/A      N/A    |    -16.67%     0.27%         8.62%
Fidelity(R) Advisor                                                                          |
     Growth & Income           Class T         12/31/96 5/01/03     N/A      N/A      N/A    |    -20.04%     -0.36%        3.63%
Fidelity(R) Advisor Mid Cap    Class T          2/20/96 5/01/03     N/A      N/A      N/A    |    -19.71%     6.59%        10.44%
Fidelity(R) Advisor Small Cap  Class T          9/9/98  5/01/03     N/A      N/A      N/A    |    -21.36%       NA          8.06%
INVESCO Dynamics               Investor         9/15/67  5/1/01   -33.92%    N/A    -31.74%  |    -33.92%     -3.80%        5.95%
INVESCO Energy                 Investor         1/19/84  5/1/01    -5.51%    N/A    -15.88%  |    -5.51%      3.91%         9.34%
INVESCO Financial                                                                            |
     Services                  Investor         6/02/86  5/1/01   -16.61%    N/A    -12.42%  |    -16.61%     0.63%        11.06%
INVESCO Health                                                                               |
     Sciences                  Investor         1/19/84  5/1/01   -26.17%    N/A    -16.06%  |    -26.17%     1.69%         7.08%
INVESCO                                                                                      |
     Technology                Investor         1/19/84  5/1/01   -47.88%    N/A    -45.04%  |    -47.88%     -7.84%        3.87%
INVESCO                                                                                      |
     Telecommunications        Investor         8/01/94 7/27/01   -51.57%    N/A    -48.92%  |    -51.57%    -11.87%        0.44%
INVESCO Energy                 Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -8.44%        NA         -5.23%
INVESCO Financial Services     Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -16.91%       NA         -9.97%
INVESCO Health Sciences        Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -26.61%       NA        -18.67%
INVESCO Leisure                Class K         12/17/01 5/01/03     N/A      N/A      N/A    |    -16.55%       NA        -12.59%
INVESCO Technology             Class K          12/1/00 5/01/03     N/A      N/A      N/A    |    -47.83%       NA        -45.92%
Janus Aspen Series Flexible                                                                  |
     Income                    Institutional    9/13/93  5/1/97    9.10%    5.72%    6.59%   |     9.10%      5.72%         7.03%
Janus Aspen Series Worldwide                                                                 |
     Growth                    Institutional    9/13/93  5/1/97   -26.43%   -0.62%   1.62%   |    -26.43%     -0.62%        9.02%
MFS (R) International                                                                        |
     New Discovery             Class A          10/9/97 5/31/02     N/A      N/A    -15.89%  |    -8.20%      10.60%        8.66%
MFS (R)  Mid Cap Growth        Class A          12/1/93 5/31/02     N/A      N/A    -28.70%  |    -48.20%     -1.79%        4.94%
MFS (R) Strategic Value        Class A           1/2/96 5/31/02     N/A      N/A    -19.71%  |    -18.71%      N/A          9.62%
MFS(R)  Value                  Class A          3/17/98 5/31/02     N/A      N/A    -15.56%  |    -14.78%     3.89%        10.35%
PBHG Emerging                                                                                |
     Growth                                     6/14/93  5/1/01   -48.25%    N/A    -40.80%  |    -48.25%    -17.63%       -0.16%
PBHG Growth II                                  5/01/97  5/1/97   -31.29%   -7.02%   -5.15%  |    -31.29%     -7.02%       -5.15%
PBHG Large Cap                                                                               |
   f/k/a PBHG Large Cap Value                                                                |
  (name changed on 4/1/03)                     12/31/96  5/1/01   -25.39%    N/A    -19.80%  |    -25.39%     5.36%         8.27%
PBHG Technology                                                                              |
     & Communications                           5/01/97  5/1/97   -54.56%  -12.02%  -10.17%  |    -54.56%    -12.02%      -10.17%
PIMCO High Yield               Administrative   1/16/95 5/31/02     N/A      N/A     -1.96%  |    -2.37%      1.04%         5.55%
PIMCO PEA Renaissance          Administrative   8/31/98 5/31/02     N/A      N/A    -29.22%  |    -26.54%      N/A         10.88%
PIMCO PEA Value                Administrative   8/21/97 5/31/02     N/A      N/A    -26.13%  |    -25.98%     3.92%         4.34%
Safeco RST Equity                               4/03/87  5/1/97   -26.83%   -5.14%   -1.72%  |    -26.83%     -5.14%        7.27%
Safeco RST Growth                                                                            |
     Opportunities                              1/07/93  5/1/97   -38.45%   -6.77%   1.06%   |    -38.45%     -6.77%       10.51%
State Street                                                                                 |
     Equity 500 Index*         Class A          8/27/92  5/1/93   -23.28%   -2.11%   7.72%   |    -23.28%     -2.11%        7.66%
T ROWE PRICE                                                                                 |
     Equity Income                              3/31/94 4/28/95   -14.20%   1.15%    8.82%   |    -14.20%     1.15%         9.69%
T.Rowe Price                                                                                 |
     European Stock                             1/28/90  5/1/01   -19.67%    N/A    -19.04%  |    -19.67%     -3.14%        6.65%
T. Rowe Price Equity                                                                         |
     Income                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |    -14.47%     0.78%         8.98%
T. Rowe Price Growth                                                                         |
     Stock                     Class R          9/30/02 5/01/03     N/A      N/A      N/A    |    -24.29%     -0.14%        7.89%
T. Rowe Price International                                                                  |
     Growth & Income           Class R          9/30/02 5/01/03     N/A      N/A      N/A    |    -13.18%       NA         -5.70%
T. Rowe Price Mid Cap                                                                        |
      Value                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |    -8.92%      4.57%         9.45%
T. Rowe Price Mid Cap                                                                        |
     Growth                    Class R          9/30/02 5/01/03     N/A      N/A      N/A    |    -22.53%     3.00%        10.83%
Vanguard Explorer              Investor        12/11/67  5/1/01   -25.50%    N/A    -16.16%  |    -25.50%     2.02%         7.14%
Vanguard Short-Term Bond       Investor        12/31/87  5/1/01    6.29%     N/A     6.14%   |     6.29%      5.53%         4.95%

*See Condensed Financial Information section.

                              FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE REGISTRANT

     The financial statements of AUL American United Trust as of December 31, 2002 are included in this Statement of Additional Information.

A Message
From
The Chairman of the Board of Directors
and President of
OneAmerica Funds, Inc.


To Participants in AUL American Unit Trust


Once again, this past year held many unwelcome surprises for investors. At the beginning of 2002, most economists were predicting a slow, steady recovery for the United States economy, which would provide a positive backdrop for the stock market. Instead, economic activity tended to be erratic during the year with expectations for subdued growth continuing into 2003. Investor confidence was shaken repeatedly during the year as a result of corporate scandals and bankruptcy announcements. In addition, international issues have increased the challenges with a possible war with Iraq looming on the horizon, North Korea threatening to restart its nuclear weapons program and the risk of terrorism lingering throughout the world.

Not surprisingly, this host of events had a negative impact on the stock market. For the third consecutive year, major equity indices reported losses - something that hasn't happened in sixty years.

Weakness in stocks prompted many investors to seek the relative safety of bonds. This increased demand for bonds, combined with continued interest rate cuts by the Federal Reserve, helped produce positive absolute returns for bond funds. According to Lipper, Inc., a global leader in supplying mutual fund information, domestic taxable bond funds earned an average return of 6.0% during 2002, compared with a loss of 22.4% for diversified U.S. stock funds.

As we begin 2003, we are encouraged by some of the indicators that are beginning to emerge. Underlying economic strengths include job growth in small businesses, low inventories, widening profit margins, and growing corporate profits. It is hoped these factors will result in increased corporate investment. That, along with continued consumer spending, will be vital to future economic growth and hopefully an end to the bear market that has engulfed stocks since 2000.

The bond market continues to benefit from the subdued economy, a disruptive world political environment, and the low interest rate targets set by the Federal Reserve Board. The potential for significant price appreciation, however, is limited given the historically low level of interest rates.

In closing, American United Life Insurance Company remains committed to serving your investment needs. We appreciate your continued confidence and support.



                                R. Stephen Radcliffe, FSA
                                Chairman of the Board of Directors and President of OneAmerica Funds, Inc.

Indianapolis, Indiana
February 5, 2003

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Report of Independent Accountants





The Contract Owners of
AUL American Unit Trust and
Board of Directors of
American United Life Insurance Company



In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of AUL American Unit Trust (the "Trust") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.







/S/PricewaterhouseCoopers, LLP

Indianapolis, Indiana
January 31, 2003

(This page is intentionally blank)

                            AUL American Unit Trust
                            STATEMENTS OF NET ASSETS
                               December 31, 2002

                                                       OneAmerica Funds                        Fidelity

                                                                 Investment                       VIP
                                       Value     Money Market    Grade Bond Asset Director (1)High Income

Assets:
Investments at value              $  52,224,316  $  33,035,150 $   31,217,593 $  36,343,108  $ 18,514,422


Net assets                        $  52,224,316  $  33,035,150 $   31,217,593 $  36,343,108  $ 18,514,422


Net asset value per accumulation unit:

Class O
Net assets                        $  52,224,316  $  33,035,150 $   31,217,593 $  36,320,398  $ 18,514,422
Units outstanding                    15,896,163     22,600,885     14,031,515    13,164,496    16,007,137


Accumulation unit value           $        3.29  $        1.46 $         2.22 $        2.76  $       1.16


Class S
Net assets                        $           -  $           - $            - $      22,710  $          -
Units outstanding                             -              -              -        20,490             -


Accumulation unit value           $           -  $           - $            - $        1.11  $          -


                                                                  Fidelity

                                        VIP           VIP            VIP            VIP           VIP
                                      Growth       Overseas     Asset Manager  Equity-Income  Contrafund

Assets:
Investments at value              $ 100,026,646  $  15,758,953 $   87,614,808 $  20,325,601  $ 48,120,728


Net assets                        $ 100,026,646  $  15,758,953 $   87,614,808 $  20,325,601  $ 48,120,728


Net asset value per accumulation unit:

Class O
Net assets                        $ 100,026,646  $  15,758,953 $   87,614,808 $  20,325,601  $ 48,120,728
Units outstanding                    52,130,625     13,464,244     53,227,498    12,196,544    22,973,191


Accumulation unit value           $        1.92  $        1.17 $         1.65 $        1.67  $       2.09


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -

(1) See Note 1, Portfolio  substitution.

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 2002

                                   State Street                      American Century

                                      Equity      VP Capital                     Small Cap     Income &
                                     500 Index   Appreciation   Equity Income      Value        Growth

Assets:
Investments at value              $ 136,608,281  $   6,076,449 $      484,536 $     556,769  $     53,705


Net assets                        $ 136,608,281  $   6,076,449 $      484,536 $     556,769  $     53,705


Net asset value per accumulation unit:

Class O
Net assets                        $ 136,608,281  $   6,076,449 $      484,536 $     556,769  $     53,705
Units outstanding                    66,528,028      5,554,227        460,245       515,244        71,607


Accumulation unit value           $        2.05  $        1.09 $         1.05 $        1.08  $       0.75


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -


                                                              American Century

                                   International                             Strategic Alloc.Strategic Alloc.
                                      Growth         Ultra         Select     Aggressive (2)Conservative (2)

Assets:
Investments at value              $     174,136  $     538,903 $      147,693 $     264,100  $    422,368


Net assets                        $     174,136  $     538,903 $      147,693 $     264,100  $    422,368


Net asset value per accumulation unit:

Class O
Net assets                        $     174,136  $     538,903 $      147,693 $      21,048  $     31,453
Units outstanding                       130,388        316,787         91,651        24,395        33,460


Accumulation unit value           $        1.34  $        1.70 $         1.61 $        0.86  $       0.94


Class S
Net assets                        $           -  $           - $            - $     243,043  $    390,915
Units outstanding                             -              -              -       296,800       369,213


Accumulation unit value           $           -  $           - $            - $        0.82  $       1.06

(2) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 2002

                                     American
                                      Century                       Alger                       Calvert

                                 Strategic Alloc.  American       American       American   Social Mid Cap
                                   Moderate (2)     Growth        Balanced   Leveraged AllCap   Growth

Assets:
Investments at value              $     838,201  $  58,265,784 $    2,657,063 $     581,058  $  7,173,391


Net assets                        $     838,201  $  58,265,784 $    2,657,063 $     581,058  $  7,173,391


Net asset value per accumulation unit:

Class O
Net assets                        $     184,832  $  58,265,784 $    2,657,063 $     581,058  $  7,173,391
Units outstanding                       205,309     35,535,748      3,565,920     1,648,485     4,777,927


Accumulation unit value           $         .90  $        1.64 $         0.75 $        0.35  $       1.50


Class S
Net assets                        $     653,369  $           - $            - $           -  $          -
Units outstanding                       703,283              -              -             -             -


Accumulation unit value           $        0.93  $           - $            - $           -  $          -


                                                    Calvert                    T. Rowe Price

                                                    Social       New Vision
                                      Income   Investment Equity  Small Cap    Equity Income

Assets:
Investments at value              $     236,071  $     287,313 $        3,653 $  50,210,370


Net assets                        $     236,071  $     287,313 $        3,653 $  50,210,370


Net asset value per accumulation unit:

Class O
Net assets                        $     236,071  $     287,313 $        3,653 $  50,210,370
Units outstanding                       232,814        333,520          4,870    25,659,444


Accumulation unit value           $        1.01  $        0.86 $         0.75 $        1.96


Class S
Net assets                        $           -  $           - $            - $           -
Units outstanding                             -              -              -             -


Accumulation unit value           $           -  $           - $            - $           -

(2) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 2002

                                                             PBHG                                Janus

                                                 Technology &     Large Cap      Emerging      Worldwide
                                     Growth II  Communications      Value         Growth        Growth

Assets:
Investments at value              $   3,085,360  $   2,640,815 $      119,444 $         101  $ 37,748,031


Net assets                        $   3,085,360  $   2,640,815 $      119,444 $         101  $ 37,748,031


Net asset value per accumulation unit:

Class O
Net assets                        $   3,085,360  $   2,640,815 $      119,444 $         101  $ 37,748,031
Units outstanding                     4,163,718      4,851,848        164,156           238    34,123,387


Accumulation unit value           $        0.74  $        0.54 $         0.73 $        0.42  $       1.11


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -


                                       Janus                Safeco                       INVESCO

                                     Flexible                    RST Growth                    Financial
                                      Income      RST Equity    Opportunities    Dynamics      Services

Assets:
Investments at value              $  13,247,788  $   4,868,426 $   12,198,652 $      32,697  $     62,432


Net assets                        $  13,247,788  $   4,868,426 $   12,198,652 $      32,697  $     62,432


Net asset value per accumulation unit:

Class O
Net assets                        $  13,247,788  $   4,868,426 $   12,198,652 $      32,697  $     62,432
Units outstanding                     9,258,998      5,460,849     12,304,684        22,734        75,375

Accumulation unit value           $        1.43  $        0.89 $         0.99 $        1.44  $       0.83


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 2002

                                                            INVESCO                            Vanguard

                                                                                              Short-Term
                                  Health Sciences Technology       Energy        Telecomm.      Federal

Assets:
Investments at value              $      53,453  $      75,345 $       38,832 $         658  $    182,651


Net assets                        $      53,453  $      75,345 $       38,832 $         658  $    182,651


Net asset value per accumulation unit:

Class O
Net assets                        $      53,453  $      75,345 $       38,832 $         658  $    182,651
Units outstanding                        66,034        159,525         47,128         5,163       122,492


Accumulation unit value           $        0.81  $        0.47 $         0.82 $        0.13  $       1.49


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -


                                     Vanguard                        AIM                         Ariel

                                                                   Mid Cap       Small Cap
                                     Explorer     Basic Value      Equity         Growth         Ariel

Assets:
Investments at value              $   1,979,996  $     118,381 $       78,373 $          51  $     82,676

Net assets                        $   1,979,996  $     118,381 $       78,373 $          51  $     82,676


Net asset value per accumulation unit:

Class O
Net assets                        $   1,979,996  $     118,381 $       78,373 $          51  $     82,676
Units outstanding                     1,182,344        153,916         92,931            65        97,409

Accumulation unit value           $        1.67  $        0.77 $         0.84 $        0.78  $       0.85


Class S
Net assets                        $           -  $           - $            - $           -  $          -
Units outstanding                             -              -              -             -             -


Accumulation unit value           $           -  $           - $            - $           -  $          -

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 2002

                                       Ariel                        MFS

                                       Ariel     International     Mid-Cap       Strategic
                                   Appreciation  New Discovery     Growth          Value

Assets:
Investments at value              $      67,761  $     108,818 $        2,418 $       5,558

Net assets                        $      67,761  $     108,818 $        2,418 $       5,558


Net asset value per accumulation unit:

Class O
Net assets                        $      67,761  $     108,818 $        2,418 $       5,558
Units outstanding                        82,132        129,375          3,380         6,914


Accumulation unit value           $        0.83  $        0.84 $         0.72 $        0.80


Class S
Net assets                        $           -  $           - $            - $           -
Units outstanding                             -              -              -             -


Accumulation unit value           $           -  $           - $            - $           -


                                              PIMCO

                                    Renaissance      Value

Assets:
Investments at value              $      65,326  $      10,222


Net assets                        $      65,326  $      10,222


Net asset value per accumulation unit:

Class O
Net assets                        $      65,326  $      10,222
Units outstanding                        92,285         13,833


Accumulation unit value           $        0.71  $        0.74


Class S
Net assets                        $           -  $           -
Units outstanding                             -              -


Accumulation unit value           $           -  $           -

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2002

                                                       OneAmerica Funds                        Fidelity

                                                                 Investment                       VIP
                                       Value     Money Market    Grade Bond Asset Director (1)High Income
Investment income:
  Dividend income                 $     611,663  $     370,522 $    1,317,857 $     902,148  $  1,880,345
  Mortality and expense charges         669,863        374,981        317,948       479,265       219,285

  Net investment income (loss)          (58,200)        (4,459)       999,909       422,883     1,661,060

Gain (loss) on investments:
  Net realized gain (loss)              490,370              -        426,338      (805,932)   (8,148,017)
  Realized gain distributions         1,607,758              -         26,552       761,064             -
  Net change in unrealized
   appreciation (depreciation)       (7,197,653)             -        216,911    (2,099,246)    6,868,535

  Net gain (loss)                    (5,099,525)             -        664,801    (2,144,114)   (1,279,482)

Increase (decrease) in
  net assets from operations      $  (5,157,725) $      (4,459)$    1,669,710 $  (1,721,231) $    381,578


                                                                  Fidelity

                                        VIP           VIP            VIP            VIP           VIP
                                      Growth       Overseas     Asset Manager  Equity-Income  Contrafund
Investment income:
  Dividend income                 $     296,725  $     133,462 $    3,510,257 $     401,169  $    409,162
  Mortality and expense charges       1,472,253        220,271      1,119,623       287,729       626,401

  Net investment income (loss)       (1,175,528)       (86,809)     2,390,634       113,440      (217,239)

Gain (loss) on investments:
  Net realized gain (loss)           (4,846,911)    (3,123,965)    (1,287,711)     (667,977)     (102,209)
  Realized gain distributions                 -              -              -       546,034             -
  Net change in unrealized
   appreciation (depreciation)      (38,548,654)      (245,304)   (10,662,163)   (4,583,322)   (5,225,958)

  Net gain (loss)                   (43,395,565)    (3,369,269)   (11,949,874)   (4,705,265)   (5,328,167)

Increase (decrease) in
  net assets from operations      $ (44,571,093) $  (3,456,078)$   (9,559,240)$  (4,591,825) $ (5,545,406)

(1) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2002

                                   State Street                      American Century

                                      Equity      VP Capital                     Small Cap     Income &
                                     500 Index   Appreciation   Equity Income      Value        Growth
Investment income:
  Dividend income                 $   2,069,646  $           - $        7,505 $           -  $        536
  Mortality and expense charges       1,893,950         82,489          3,130         3,984           356

  Net investment income (loss)          175,696        (82,489)        10,749        20,207           180

Gain (loss) on investments:
  Net realized gain (loss)           (3,422,186)    (3,553,994)        (2,483)      (15,887)          (71)
  Realized gain distributions                 -              -          6,374        24,191             -
  Net change in unrealized
   appreciation (depreciation)      (37,537,446)     1,971,088        (24,914)      (76,389)       (7,815)

  Net gain (loss)                   (40,959,632)    (1,582,906)       (27,397)      (92,276)       (7,886)

Increase (decrease) in
  net assets from operations      $ (40,783,936) $  (1,665,395)$      (16,648)$     (72,069) $     (7,706)


                                                              American Century

                                   International                             Strategic Alloc.Strategic Alloc.
                                      Growth         Ultra         Select     Aggressive (2)Conservative (2)
Investment income:
  Dividend income                 $       1,479  $       1,634 $          379 $       3,178  $     13,858
  Mortality and expense charges             350            719            291         5,098         4,210

  Net investment income (loss)            1,129            915             88        (1,920)        9,648

Gain (loss) on investments:
  Net realized gain (loss)                 (104)        (7,170)          (673)     (154,136)      (43,566)
  Realized gain distributions                 -              -              -             -             -
  Net change in unrealized
   appreciation (depreciation)           (7,531)       (18,273)        (5,789)       44,418        15,035

  Net gain (loss)                        (7,635)       (25,443)        (6,462)     (109,718)      (28,531)

Increase (decrease) in
  net assets from operations      $      (6,506) $     (24,528)$       (6,374)$    (111,638) $    (18,883)

(2) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2002

                                     American
                                      Century                       Alger                       Calvert

                                 Strategic Alloc.  American       American       American   Social Mid Cap
                                   Moderate (2)     Growth        Balanced   Leveraged AllCap   Growth
Investment income:
  Dividend income                 $      16,899  $      27,309 $       36,261 $          38  $          -
  Mortality and expense charges           7,652        852,629         29,722         6,384       109,569

  Net investment income (loss)            9,247       (825,320)         6,539        (6,346)     (109,569)

Gain (loss) on investments:
  Net realized gain (loss)             (128,298)    (4,355,505)       (20,545)      (27,574)   (1,038,026)
  Realized gain distributions                 -              -              -             -             -
  Net change in unrealized
   appreciation (depreciation)           39,966    (23,338,488)      (306,038)     (182,424)   (1,881,031)

  Net gain (loss)                       (88,332)   (27,693,993)      (326,583)     (209,998)   (2,919,057)

Increase (decrease) in
  net assets from operations      $     (79,086) $ (28,519,313)$     (320,044)$    (216,344) $ (3,028,626)



                                                    Calvert                    T. Rowe Price     PBHG

                                               Social Investment New Vision
                                      Income        Equity        Small Cap    Equity Income   Growth II

                                  For the periodFor the period For the period
                                   from 6/01/02  from 6/01/02   from 6/01/02
                                  (commencement)(commencement) (commencement)
                                    to 12/31/02   to 12/31/02    to 12/31/02
Investment income:
  Dividend income                 $       1,409  $           - $           29 $     855,401  $          -
  Mortality and expense charges             301            250              -       650,343        45,632

  Net investment income (loss)            1,108           (250)            29       205,058       (45,632)

Gain (loss) on investments:
  Net realized gain (loss)                1,574         (1,151)             9      (555,604)   (1,834,464)
  Realized gain distributions             1,416            265              1        57,691             -
  Net change in unrealized
   appreciation (depreciation)            1,063         (5,442)          (120)   (7,741,231)      462,637

  Net gain (loss)                         4,053         (6,328)          (110)   (8,239,144)   (1,371,827)

Increase (decrease) in
  net assets from operations      $       5,161  $      (6,578)$          (81)$  (8,034,086) $ (1,417,459)

(2) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2002

                                                     PBHG                                 Janus

                                   Technology &    Large Cap      Emerging       Worldwide     Flexible
                                  Communications     Value         Growth         Growth        Income
Investment income:
  Dividend income                 $           -  $           - $            - $     398,392  $    529,642
  Mortality and expense charges          37,810            985              -       545,977       129,695

  Net investment income (loss)          (37,810)          (985)             -      (147,585)      399,947

Gain (loss) on investments:
  Net realized gain (loss)           (3,686,567)        (2,939)             -    (7,398,488)      219,297
  Realized gain distributions                 -          1,687              -             -             -
  Net change in unrealized
   appreciation (depreciation)        1,280,252        (22,618)           (29)   (5,870,807)      306,658

  Net gain (loss)                    (2,406,315)       (23,870)           (29)  (13,269,295)      525,955

Increase (decrease) in
  net assets from operations      $  (2,444,125) $     (24,855)$          (29)$ (13,416,880) $    925,902


                                             Safeco                               INVESCO

                                                  RST Growth                     Financial
                                    RST Equity   Opportunities    Dynamics       Services   Health Sciences
Investment income:
  Dividend income                 $      61,364  $           - $            - $         100  $          -
  Mortality and expense charges          66,074        184,568            237           450           240

  Net investment income (loss)           (4,710)      (184,568)          (237)         (350)         (240)

Gain (loss) on investments:
  Net realized gain (loss)             (232,392)      (938,227)           (59)          (57)       (1,881)
  Realized gain distributions                 -         58,400              -             -             -
  Net change in unrealized
   appreciation (depreciation)       (1,436,273)    (6,249,971)        (6,920)       (8,629)       (3,104)

  Net gain (loss)                    (1,668,665)    (7,129,798)        (6,979)       (8,686)       (4,985)

Increase (decrease) in
  net assets from operations      $  (1,673,375) $  (7,314,366)$       (7,216)$      (9,036) $     (5,225)

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2002

                                                    INVESCO                             Vanguard

                                                                                Short-Term
                                    Technology      Energy        Telecomm.       Federal      Explorer
Investment income:
  Dividend income                 $           -  $           - $           -  $       1,159  $        118
  Mortality and expense charges              92            208             -            573         1,466

  Net investment income (loss)              (92)          (208)            -            586        (1,348)

Gain (loss) on investments:
  Net realized gain (loss)               (3,229)           (17)            -            406       (30,045)
  Realized gain distributions                 -              -             -          2,199             -
  Net change in unrealized
   appreciation (depreciation)           (4,703)          (717)           (8)        (3,421)       (9,243)

  Net gain (loss)                        (7,932)          (734)           (8)          (816)      (39,288)

Increase (decrease) in
  net assets from operations      $      (8,024) $        (942)$          (8) $        (230) $    (40,636)


                                                      AIM                                 Ariel

                                                    Mid Cap       Small Cap                      Ariel
                                    Basic Value     Equity         Growth          Ariel     Appreciation

                                  For the periodFor the period For the period For the periodFor the period
                                   from 6/01/02  from 6/01/02   from 6/01/02   from 6/01/02  from 6/01/02
                                  (commencement)(commencement) (commencement) (commencement)(commencement)
                                    to 12/31/02   to 12/31/02    to 12/31/02    to 12/31/02   to 12/31/02
 Investment income:
  Dividend income                 $           -  $           - $            - $           -  $          -
  Mortality and expense charges             104             75              -           141           108

  Net investment income (loss)             (104)           (75)             -          (141)         (108)

Gain (loss) on investments:
  Net realized gain (loss)               (1,732)          (639)             -         1,012           523
  Realized gain distributions                 -             87              -         1,198           252
  Net change in unrealized
   appreciation (depreciation)           (2,772)          (811)             -        (1,630)       (2,118)

  Net gain (loss)                        (4,504)        (1,363)             -           580        (1,343)

Increase (decrease) in
  net assets from operations      $      (4,608) $      (1,438)$            - $         439  $     (1,451)

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2002

                                                     MFS                                  PIMCO

                                   International    Mid-Cap       Strategic
                                   New Discovery    Growth          Value       Renaissance      Value

                                  For the periodFor the period For the period For the periodFor the period
                                   from 6/01/02  from 6/01/02   from 6/01/02   from 6/01/02  from 6/01/02
                                  (commencement)(commencement) (commencement) (commencement)(commencement)
                                    to 12/31/02   to 12/31/02    to 12/31/02    to 12/31/02   to 12/31/02
Investment income:
  Dividend income                 $           -  $           - $            - $           -  $          -
  Mortality and expense charges             100              -              -           104            10

  Net investment income (loss)             (100)             -              -          (104)          (10)

Gain (loss) on investments:
  Net realized gain (loss)                 (510)             -              -         1,806             5
  Realized gain distributions                 -              -              -         2,726           348
  Net change in unrealized
   appreciation (depreciation)            1,397            (22)           (62)       (2,090)         (250)

  Net gain (loss)                           887            (22)           (62)        2,443           103

Increase (decrease) in
  net assets from operations      $         787  $         (22)$          (62)$       2,338  $         93


    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               OneAmerica Funds

                                              Value                 Money Market          Investment Grade Bond

                                       Year            Year          Year         Year          Year         Year
                                      ended           ended         ended         ended         ended        ended
                                     12/31/02       12/31/01       12/31/02      12/31/01      12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                         $     (58,200) $      8,321  $      (4,459) $     622,659  $   999,909 $   822,822
  Net realized gain (loss)              490,370    (1,557,726)             -              -      426,338     434,395
  Realized gain distributions         1,607,758     2,403,671              -              -       26,552           -
  Net change in unrealized
   appreciation
   (depreciation)                    (7,197,653)    3,423,450              -              -      216,911    (333,827)


Increase (decrease)
  in net assets
  from operations                    (5,157,725)    4,277,716         (4,459)       622,659    1,669,710     923,390

Contract owner transactions:
  Proceeds from units sold           49,213,530    56,155,055    116,425,356    136,276,650   51,507,673  33,232,916
  Cost of units redeemed            (41,949,430)  (51,305,938)  (114,330,666)  (131,235,193) (44,477,685)(27,400,441)

     Increase (decrease)              7,264,100     4,849,117      2,094,690      5,041,457    7,029,988   5,832,475


Net increase (decrease)               2,106,375     9,126,833      2,090,231      5,664,116    8,699,698   6,755,865
Net assets, beginning
  of year                            50,117,941    40,991,108     30,944,919     25,280,803   22,517,895  15,762,030

Net assets, end of year           $  52,224,316  $ 50,117,941  $  33,035,150  $  30,944,919  $31,217,593 $22,517,895


Units sold                           13,713,395    16,631,333     79,639,188     93,921,544   23,928,029  16,166,838
Units redeemed                      (11,833,032)  (15,213,088)   (78,201,985)   (90,447,526) (20,682,175)(13,364,661)


Net increase (decrease)               1,880,363     1,418,245      1,437,203      3,474,018    3,245,854   2,802,177
Units outstanding, beginning
  of year                            14,015,800    12,597,555     21,163,682     17,689,664   10,785,661   7,983,484

Units outstanding,
  end of year                        15,896,163    14,015,800     22,600,885     21,163,682   14,031,515  10,785,661

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                 OneAmerica Funds                           Fidelity

                                Asset Director (1)          VIP High Income             VIP Growth

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $    422,883 $    496,946  $ 1,661,060  $ 1,858,036  $ (1,175,528)$ (1,677,476)
  Net realized gain (loss)      (805,932)     (17,932)  (8,148,017)  (2,586,793)   (4,846,911)     413,798
  Realized gain distributions    761,064    1,214,751            -            -            -    10,213,019
  Net change in unrealized
   appreciation
   (depreciation)             (2,099,246)   1,064,515    6,868,535   (1,835,584)  (38,548,654) (39,199,967)

Increase (decrease)
  in net assets
  from operations             (1,721,231)   2,758,280      381,578   (2,564,341)  (44,571,093) (30,250,626)

Contract owner transactions:
  Proceeds from units sold    12,691,890   17,161,040   13,846,738   13,784,454    34,452,726   64,064,662
  Cost of units redeemed     (11,249,893) (10,574,430) (13,532,459) (10,046,490)  (31,784,581) (49,705,508)

     Increase (decrease)       1,441,997    6,586,610      314,279    3,737,964     2,668,145   14,359,154


Net increase (decrease)         (279,234)   9,344,890      695,857    1,173,623   (41,902,948) (15,891,472)
Net assets, beginning
  of year                     36,622,342   27,277,452   17,818,565   16,644,942   141,929,594  157,821,066

Net assets, end of year     $ 36,343,108 $ 36,622,342  $18,514,422  $17,818,565  $100,026,646 $141,929,594


Units sold                     4,432,736    6,221,746   12,333,883   10,668,648   15,147,386    21,648,538
Units redeemed                (4,019,248)  (3,851,948) (12,079,812)  (7,731,055) (14,073,807)  (16,759,532)


Net increase (decrease)          413,488    2,369,798      254,071    2,937,593    1,073,579     4,889,006
Units outstanding, beginning
  of year                     12,771,498   10,401,700   15,753,066   12,815,473   51,057,046    46,168,040

Units outstanding,
  end of year                 13,184,986   12,771,498   16,007,137   15,753,066   52,130,625    51,057,046

(1) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                               Fidelity

                                   VIP Overseas            VIP Asset Manager         VIP Equity-Income

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $    (86,809)$    762,727  $  2,390,634 $  2,557,832 $    113,440 $     92,998
  Net realized gain (loss)    (3,123,965) (10,822,795)   (1,287,711)    (304,253)    (667,977)    (189,415)
  Realized gain distributions          -    1,605,944             -    1,394,227      546,034    1,127,961
  Net change in unrealized
   appreciation
   (depreciation)               (245,304)   3,485,832   (10,662,163)  (8,642,900)  (4,583,322)  (2,594,978)

Increase (decrease)
  in net assets
  from operations             (3,456,078)  (4,968,292)   (9,559,240)  (4,995,094)  (4,591,825)  (1,563,434)

Contract owner transactions:
  Proceeds from units sold   100,667,472   33,574,031    15,148,898   30,780,647    5,047,322    7,949,733
  Cost of units redeemed    (100,103,537) (31,636,695)  (13,675,578) (23,125,749)  (5,268,860)  (5,298,384)

     Increase (decrease)         563,935    1,937,336     1,473,320    7,654,898     (221,538)   2,651,349


Net increase (decrease)       (2,892,143)  (3,030,956)   (8,085,920)   2,659,804   (4,813,363)   1,087,915
Net assets, beginning
  of year                     18,651,096   21,682,052    95,700,728   93,040,924   25,138,964   24,051,049

Net assets, end of year     $ 15,758,953 $ 18,651,096  $ 87,614,808 $ 95,700,728 $ 20,325,601 $ 25,138,964


Units sold                    79,411,529   20,989,134     8,981,963   16,744,564    2,724,059    3,814,558
Units redeemed               (78,466,019) (19,823,649)   (8,181,921) (12,570,951)  (2,900,117)  (2,551,774)


Net increase (decrease)          945,510    1,165,485       800,042    4,173,613     (176,058)   1,262,784
Units outstanding, beginning
  of year                     12,518,734   11,353,249    52,427,456   48,253,843   12,372,602   11,109,818

Units outstanding,
  end of year                 13,464,244   12,518,734    53,227,498   52,427,456   12,196,544   12,372,602

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                     Fidelity                 State Street           American Century

                                  VIP Contrafund           Equity 500 Index       VP Capital Appreciation

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $   (217,239)$   (231,705) $    175,696 $  1,260,132 $   (82,489) $   (99,439)
  Net realized gain (loss)      (102,209)     310,868    (3,422,186) (16,005,222) (3,553,994)    (378,410)
  Realized gain distributions          -    1,396,309             -            -           -    2,962,118
  Net change in unrealized
   appreciation
   (depreciation)             (5,225,958)  (8,867,778)  (37,537,446)  (9,843,219)  1,971,088   (5,428,124)

Increase (decrease)
  in net assets
  from operations             (5,545,406)  (7,392,306)  (40,783,936) (24,588,309) (1,665,395)  (2,943,855)

Contract owner transactions:
  Proceeds from units sold    13,924,666   10,123,024    43,026,064   62,223,377   3,743,222    3,191,673
  Cost of units redeemed     (10,982,223)  (6,918,102)  (37,383,508) (46,471,087) (3,288,939)  (3,237,897)

     Increase (decrease)       2,942,443    3,204,922     5,642,556   15,752,290     454,283      (46,224)


Net increase (decrease)       (2,602,963)  (4,187,384)  (35,141,380)  (8,836,019) (1,211,112)  (2,990,079)
Net assets, beginning
  of year                     50,723,691   54,911,075   171,749,661  180,585,680   7,287,561   10,277,640

Net assets, end of year     $ 48,120,728 $ 50,723,691  $136,608,281 $171,749,661 $ 6,076,449  $ 7,287,561


Units sold                     6,200,636    4,258,047    18,896,648   22,378,735   2,917,581    2,006,498
Units redeemed                (4,906,465)  (2,916,499)  (16,537,203) (16,705,827) (2,547,065)  (2,015,658)


Net increase (decrease)        1,294,171    1,341,548     2,359,445    5,672,908     370,515       (9,160)
Units outstanding, beginning
  of year                     21,679,020   20,337,472    64,168,583   58,495,675   5,183,712    5,192,872

Units outstanding,
  end of year                 22,973,191   21,679,020    66,528,028   64,168,583   5,554,227    5,183,712

    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                           American Century

                                   Equity Income            Small Cap Value           Income & Growth

                                        For the period             For the period            For the period
                                 Year    from 5/01/01      Year     from 5/01/01     Year     from 5/01/01
                                 ended  (commencement)     ended   (commencement)    ended   (commencement)
                               12/31/02   to 12/31/01    12/31/02    to 12/31/01   12/31/02    to 12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $     10,749 $         23  $    20,207  $        (9) $       180  $         3
  Net realized gain (loss)        (2,483)           1      (15,887)           -          (71)           -
  Realized gain distributions          -           50            -          187            -            -
  Net change in unrealized
   appreciation
   (depreciation)                (24,914)         519      (76,389)         656       (7,815)          13

Increase (decrease)
  in net assets
  from operations                (16,648)         593      (72,069)         834       (7,706)          16

Contract owner transactions:
  Proceeds from units sold       558,440       11,437      746,491       20,426       60,352        1,290
  Cost of units redeemed         (69,284)          (2)    (138,437)        (476)        (246)          (1)

     Increase (decrease)         489,156       11,435      608,054       19,950       60,106        1,289


Net increase (decrease)          472,508       12,028      535,985       20,784       52,400        1,305
Net assets, beginning
  of year                         12,028            -       20,784            -        1,305            -

Net assets, end of year     $    484,536 $     12,028  $   556,769  $    20,784  $    53,705  $     1,305


Units sold                       517,971       10,718      628,931       17,222       70,521        1,387
Units redeemed                   (68,443)          (1)    (130,513)        (396)        (299)          (2)


Net increase (decrease)          449,528       10,717      498,418       16,826       70,222        1,385
Units outstanding, beginning
  of year                         10,717            -       16,826            -        1,385            -

Units outstanding,
  end of year                    460,245       10,717      515,244       16,826       71,607        1,385

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                     American Century

                               International Growth              Ultra              Select
                                                                   For the period
                                 Year        Year          Year     from 5/01/01     Year
                                 ended       ended         ended   (commencement)    ended
                               12/31/02    12/31/01      12/31/02    to 12/31/01   12/31/02

Increase in net assets
from operations:
  Net investment income
   (loss)                   $      1,129 $          -  $       915  $        -   $        88
  Net realized gain (loss)          (104)           -       (7,170)          -          (673)
  Realized gain distributions          -            -            -           -             -
  Net change in unrealized
   appreciation
   (depreciation)                 (7,531)           3      (18,273)          1        (5,789)

Increase (decrease)
  in net assets
  from operations                 (6,506)           3      (24,528)          1        (6,374)

Contract owner transactions:
  Proceeds from units sold       182,533          198      931,593         254       164,659
  Cost of units redeemed          (2,092)           -     (368,417)          -       (10,592)

     Increase (decrease)         180,441          198      563,176          254      154,067


Net increase (decrease)          173,935          201      538,648          255      147,693
Net assets, beginning
  of year                            201            -          255            -            -

Net assets, end of year     $    174,136 $        201  $   538,903  $       255  $   147,693


Units sold                       131,815          120      525,662          114       97,480
Units redeemed                    (1,547)           -     (208,989)           -       (5,829)


Net increase (decrease)          130,268          120      316,673          114       91,651
Units outstanding, beginning
  of year                            120            -          114            -            -

Units outstanding,
  end of year                    130,388          120      316,787          114       91,651

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                           American Century

                                 Strategic Alloc.          Strategic Alloc.          Strategic Alloc.
                                  Aggressive (2)           Conservative (2)            Moderate (2)

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $     (1,920)$       4,144 $      9,648 $      7,245 $      9,247 $    8,660
  Net realized gain (loss)      (154,136)       (8,790)     (43,566)      (1,254)    (128,298)    (2,320)
  Realized gain distributions          -           530            -          303            -        479
  Net change in unrealized
   appreciation
   (depreciation)                 44,418       (14,037)      15,035       (4,825)      39,966    (20,161)

Increase (decrease)
  in net assets
  from operations               (111,638)      (18,153)     (18,883)       1,469      (79,085)   (13,342)

Contract owner transactions:
  Proceeds from units sold       443,647       137,630      269,027      149,793      690,236    226,541
  Cost of units redeemed        (400,838)      (62,113)    (171,037)     (33,006)    (346,283)   (41,822)

     Increase (decrease)          42,809        75,517       97,990      116,787      343,954    184,719


Net increase (decrease)          (68,829)       57,364       79,107      118,256      264,868    171,377
Net assets, beginning
  of year                        332,929       275,565      343,261      225,005      573,333    401,956

Net assets, end of year     $    264,100 $     332,929 $    422,368 $    343,261 $    838,201 $  573,333


Units sold                       474,250       137,119      256,512      133,657      726,109    215,541
Units redeemed                  (489,038)      (60,280)    (159,349)     (29,492)    (366,306)   (38,934)


Net increase (decrease)          (14,788)       76,839       97,163      104,165      359,803    176,607
Units outstanding, beginning
  of year                        335,983       259,144      305,510      201,345      548,789    372,182

Units outstanding,
  end of year                    321,195       335,983      402,673      305,510      908,592    548,789

(2) See Note 1, Portfolio substitution.
    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                 Alger

                                  American Growth          American Balanced     American Leveraged AllCap

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $   (825,320)$   (841,512) $      6,539 $        565 $    (6,346) $    (2,790)
  Net realized gain (loss)    (4,355,505)  (3,234,801)      (20,545)     (16,143)    (27,574)      (9,807)
  Realized gain distributions          -   10,331,798             -       19,635           -        5,547
  Net change in unrealized
   appreciation
   (depreciation)            (23,338,488) (17,522,085)     (306,038)     (48,362)   (182,424)     (11,151)

Increase (decrease)
  in net assets
  from operations            (28,519,313) (11,266,600)     (320,044)     (44,305)   (216,344)     (18,201)

Contract owner transactions:
  Proceeds from units sold    18,364,657   33,268,470     1,239,369    1,917,647     376,504      486,357
  Cost of units redeemed     (14,087,869) (26,782,823)     (268,667)    (226,546)    (41,199)     (37,610)

     Increase (decrease)       4,276,788    6,485,647       970,702    1,691,101     335,305      448,747


Net increase (decrease)      (24,242,525)  (4,780,953)      650,658    1,646,796     118,961      430,546
Net assets, beginning
  of year                     82,508,309   87,289,262     2,006,405      359,609     462,097       31,551

Net assets, end of year     $ 58,265,784 $ 82,508,309  $  2,657,063 $  2,006,405 $   581,058  $   462,097


Units sold                     9,321,285   12,686,821     1,580,891    2,191,860     894,278      877,801
Units redeemed                (7,089,119) (10,061,784)     (346,704)    (264,837)   (101,483)     (70,602)


Net increase (decrease)        2,232,166    2,625,037     1,234,187    1,927,023     792,795      807,199
Units outstanding, beginning
  of year                     33,303,582   30,678,545     2,331,733      404,710     855,690       48,491

Units outstanding,
  end of year                 35,535,748   33,303,582     3,565,920    2,331,733   1,648,485      855,690


    The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                          Calvert

                                                                  Social InvestmentNew Vision
                               Social Mid Cap Growth      Income       Equity      Small Cap

                                                      For the periodFor the periodFor the period
                                 Year        Year      from 6/01/02 from 6/01/02 from 6/01/02
                                 ended       ended    (commencement)(commencement)(commencement)
                               12/31/02    12/31/01     to 12/31/02  to 12/31/02  to 12/31/02

Increase in net assets
from operations:
  Net investment income
   (loss)                   $   (109,569)$    (123,208)$      1,108 $       (250)$         29
  Net realized gain (loss)    (1,038,026)   (3,306,024)       1,574       (1,151)           9
  Realized gain distributions          -       708,640        1,416          265            1
  Net change in unrealized
   appreciation
   (depreciation)             (1,881,031)    1,170,454        1,063       (5,442)        (120)

Increase (decrease)
  in net assets
  from operations             (3,028,626)   (1,550,138)       5,161       (6,578)         (81)

Contract owner transactions:
  Proceeds from units sold    15,529,591    58,541,609      403,452      588,852        4,302
  Cost of units redeemed     (15,294,838)  (57,191,877)    (172,542)    (294,961)        (568)

     Increase (decrease)         234,753     1,349,732      230,910      293,891        3,734


Net increase (decrease)       (2,793,873)     (200,406)     236,071      287,313        3,653
Net assets, beginning
  of year                      9,967,264    10,167,670            -            -            -

Net assets, end of year     $  7,173,391 $   9,967,264 $    236,071 $    287,313 $      3,653


Units sold                     7,997,282    26,456,135      404,984      667,037        5,582
Units redeemed                (7,920,545)  (25,914,368)    (172,170)    (333,517)        (712)


Net increase (decrease)           76,737       541,767      232,814      333,520        4,870
Units outstanding, beginning
  of year                      4,701,190     4,159,423            -            -            -

Units outstanding,
  end of year                  4,777,927     4,701,190      232,814      333,520        4,870

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                   T. Rowe Price                              PBHG

                                   Equity Income               Growth II        Technology & Communications

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $    205,058 $    105,950  $   (45,632) $   (63,861) $   (37,810) $   (48,056)
  Net realized gain (loss)      (555,604)    (153,332)  (1,834,464)  (2,090,338)  (3,686,567)  (6,183,398)
  Realized gain distributions     57,691      939,921            -            -            -    1,926,671
  Net change in unrealized
   appreciation
   (depreciation)             (7,741,231)    (790,641)     462,637     (942,289)   1,280,252    1,324,085

Increase (decrease)
  in net assets
  from operations             (8,034,086)     101,898   (1,417,459)  (3,096,488)  (2,444,125)  (2,980,698)

Contract owner transactions:
  Proceeds from units sold    20,373,507   16,234,649    1,347,346    2,944,395    2,291,996    4,977,533
  Cost of units redeemed     (15,497,243)  (8,950,557)  (1,418,711)  (2,800,098)  (1,101,505)  (2,881,289)

     Increase (decrease)       4,876,264    7,284,092      (71,365)     144,297    1,190,491    2,096,244


Net increase (decrease)       (3,157,822)   7,385,990   (1,488,824)  (2,952,191)  (1,253,634)    (884,454)
Net assets, beginning
  of year                     53,368,192   45,982,202    4,574,184    7,526,375    3,894,449    4,778,903

Net assets, end of year     $ 50,210,370 $ 53,368,192  $ 3,085,360  $ 4,574,184  $ 2,640,815  $ 3,894,449


Units sold                     9,639,868    7,167,345    1,535,729    2,185,115    3,132,360    3,046,951
Units redeemed                (7,381,092)  (3,968,378)  (1,613,342)  (2,046,117)  (1,531,834)  (1,674,055)


Net increase (decrease)        2,258,776    3,198,967      (77,613)     138,998    1,600,526    1,372,896
Units outstanding, beginning
  of year                     23,400,668   20,201,701    4,241,331    4,102,333    3,251,322    1,878,426

Units outstanding,
  end of year                 25,659,444   23,400,668    4,163,718    4,241,331    4,851,848    3,251,322

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                             PBHG                             Janus

                                                         Emerging
                                  Large Cap Value         Growth        Worldwide Growth

                                        For the period
                                 Year    from 5/01/01      Year         Year         Year
                                 ended  (commencement)     ended        ended        ended
                               12/31/02   to 12/31/01    12/31/02     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $       (985)$          2  $         -  $   (147,585)$   (374,291)
  Net realized gain (loss)        (2,939)          (1)           -    (7,398,488) (12,423,524)
  Realized gain distributions      1,687            -            -             -            -
  Net change in unrealized
   appreciation
   (depreciation)                (22,618)         252          (29)   (5,870,807)    (722,193)

Increase (decrease)
  in net assets
  from operations                (24,855)         253          (29)  (13,416,880) (13,520,008)

Contract owner transactions:
  Proceeds from units sold       185,237        8,077          130    17,527,252   40,931,746
  Cost of units redeemed         (49,267)          (1)           -   (15,777,605) (34,410,698)

     Increase (decrease)         135,970        8,076          130     1,749,647    6,521,048


Net increase (decrease)          111,115        8,329          101   (11,667,233)  (6,998,960)
Net assets, beginning
  of year                          8,329            -            -    49,415,264   56,414,224

Net assets, end of year     $    119,444 $      8,329  $       101  $ 37,748,031 $ 49,415,264


Units sold                       212,874        8,537          238    13,259,003   24,246,680
Units redeemed                   (57,254)          (1)           -   (11,995,609) (20,110,609)


Net increase (decrease)          155,620        8,536          238     1,263,394    4,136,071
Units outstanding, beginning
  of year                          8,536            -            -    32,859,993   28,723,922

Units outstanding,
  end of year                    164,156        8,536          238    34,123,387   32,859,993

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                       Janus                                 Safeco

                                  Flexible Income             RST Equity         RST Growth Opportunities

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $    399,947 $    347,008  $    (4,710) $   (26,669) $  (184,568) $  (186,742)
  Net realized gain (loss)       219,297      (20,539)    (232,392)     (26,061)    (938,227)      14,139
  Realized gain distributions          -            -            -            -       58,400      398,226
  Net change in unrealized
   appreciation
   (depreciation)                306,658      114,867   (1,436,273)    (523,655)  (6,249,971)   2,318,979

Increase (decrease)
  in net assets
  from operations                925,902      441,336   (1,673,375)    (576,385)  (7,314,366)   2,544,602

Contract owner transactions:
  Proceeds from units sold    16,326,660    2,657,180    1,539,852    1,828,870   10,684,651    5,552,902
  Cost of units redeemed     (12,423,899)  (1,137,162)    (937,355)  (1,647,602)  (9,550,115)  (2,556,089)

     Increase (decrease)       3,902,761    1,520,018      602,497      181,268    1,134,536    2,996,813


Net increase (decrease)        4,828,663    1,961,354   (1,070,878)    (395,117)  (6,179,830)   5,541,415
Net assets, beginning
  of year                      8,419,125    6,457,771    5,939,304    6,334,421   18,378,482   12,837,067

Net assets, end of year     $ 13,247,788 $  8,419,125  $ 4,868,426  $ 5,939,304  $12,198,652  $18,378,482


Units sold                    11,952,694    2,072,715    1,516,666    1,466,480    7,663,134    3,845,265
Units redeemed                (9,112,981)    (890,232)    (930,475)  (1,244,200)  (6,768,591)  (1,811,663)


Net increase (decrease)        2,839,713    1,182,483      586,191      222,280      894,543    2,033,602
Units outstanding, beginning
  of year                      6,419,285    5,236,802    4,874,658    4,652,378   11,410,141    9,376,539

Units outstanding,
  end of year                  9,258,998    6,419,285    5,460,849    4,874,658   12,304,684   11,410,141

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                INVESCO

                                     Dynamics             Financial Services          Health Sciences

                                        For the period             For the period            For the period
                                 Year    from 5/01/01      Year     from 5/01/01     Year     from 5/01/01
                                 ended  (commencement)     ended   (commencement)    ended   (commencement)
                               12/31/02   to 12/31/01    12/31/02    to 12/31/01   12/31/02    to 12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $       (237)$           - $       (350)$          7 $       (240)$          -
  Net realized gain (loss)           (59)            -          (57)           -       (1,881)           -
  Realized gain distributions          -             -            -          160            -            -
  Net change in unrealized
   appreciation
   (depreciation)                 (6,920)           (3)      (8,629)         (76)      (3,104)           7

Increase (decrease)
  in net assets
  from operations                 (7,216)           (3)      (9,036)          91       (5,225)           7

Contract owner transactions:
  Proceeds from units sold        39,610           319       67,942        3,441       66,019          833
  Cost of units redeemed             (13)            -           (5)          (1)      (8,181)           -

     Increase (decrease)          39,597           319       67,937        3,440       57,838          833


Net increase (decrease)           32,381           316       58,901        3,531       52,613          840
Net assets, beginning
  of year                            316             -        3,531            -          840            -

Net assets, end of year     $     32,697 $         316 $     62,432 $      3,531 $     53,453 $        840


Units sold                        22,597           145       71,826        3,557       74,894          766
Units redeemed                        (8)            -           (7)          (1)      (9,625)           -


Net increase (decrease)           22,589           145       71,819        3,556       65,268          766
Units outstanding, beginning
  of year                            145             -        3,556            -          766            -

Units outstanding,
  end of year                     22,734           145       75,375        3,556       66,034          766

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                   INVESCO                               Vanguard

                                    Technology            Energy      Telecomm.     Short-Term Federal

                                        For the period                                       For the period
                                 Year    from 5/01/01      Year         Year         Year     from 5/01/01
                                 ended  (commencement)     ended        ended        ended   (commencement)
                               12/31/02   to 12/31/01    12/31/02     12/31/02     12/31/02    to 12/31/01

Increase in net assets
from operations:
  Net investment income
   (loss)                   $        (92)$          -  $       (208)$          - $        586 $         -
  Net realized gain (loss)        (3,229)           -           (17)           -          406           -
  Realized gain distributions          -            -             -            -        2,199           -
  Net change in unrealized
   appreciation
   (depreciation)                 (4,703)           9          (717)          (8)      (3,421)          1

Increase (decrease)
  in net assets
  from operations                 (8,024)           9          (942)          (8)        (230)          1

Contract owner transactions:
  Proceeds from units sold       160,929          841        39,774          666      226,813         507
  Cost of units redeemed         (78,389)         (21)            -            -      (44,440)          -

     Increase (decrease)          82,540          820        39,774          666      182,373         507


Net increase (decrease)           74,516          829        38,832          658      182,143         508
Net assets, beginning
  of year                            829            -             -            -          508           -

Net assets, end of year     $     75,345 $        829  $     38,832 $        658 $    182,651 $       508


Units sold                       314,594          942        47,129        5,163      151,852         358
Units redeemed                  (155,983)         (28)            -            -      (29,718)          -


Net increase (decrease)          158,611          914        47,128        5,163      122,134         358
Units outstanding, beginning
  of year                            914            -             -            -          358           -

Units outstanding,
  end of year                    159,525          914        47,128        5,163      122,492         358

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                               Vanguard                     AIM                            Ariel
                                                          Mid Cap     Small Cap                   Ariel
                               Explorer   Basic Value     Equity       Growth        Ariel    Appreciation

                                        For the periodFor the periodFor the periodFor the periodFor the period
                                 Year    from 6/01/02  from 6/01/02 from 6/01/02 from 6/01/02 from 6/01/02 ended  (commencement)(commencement)(commencement)(commencement)(commencement)
                               12/31/02   to 12/31/02   to 12/31/02  to 12/31/02  to 12/31/02  to 12/31/02

Increase in net assets
from operations:
  Net investment income
   (loss)                   $     (1,348)$        (104)$        (75)$          - $       (141)$       (108)
  Net realized gain (loss)       (30,045)       (1,732)        (639)           -        1,012          523
  Realized gain distributions          -             -           87            -        1,198          252
  Net change in unrealized
   appreciation
   (depreciation)                 (9,243)       (2,772)        (811)           -       (1,630)      (2,118)

Increase (decrease)
  in net assets
  from operations                (40,636)       (4,608)      (1,438)           -          439       (1,451)

Contract owner transactions:
  Proceeds from units sold     3,474,185       249,145      147,419           51      118,199      104,407
  Cost of units redeemed      (1,453,553)     (126,156)     (67,608)           -      (35,962)     (35,195)

     Increase (decrease)       2,020,632       122,989       79,811           51       82,237       69,212


Net increase (decrease)        1,979,996       118,381       78,373           51       82,676       67,761
Net assets, beginning
  of year                              -             -            -            -            -            -

Net assets, end of year     $  1,979,996 $     118,381 $     78,373 $         51 $     82,676 $     67,761


Units sold                     2,051,132       314,169      171,812           65      139,448      123,859
Units redeemed                  (868,788)     (160,253)     (78,881)           -      (42,039)     (41,727)


Net increase (decrease)        1,182,344       153,916       92,931           65       97,409       82,132
Units outstanding, beginning
  of year                              -             -            -            -            -            -

Units outstanding,
  end of year                  1,182,344       153,916       92,931           65       97,409       82,132

The accompanying notes are an integral part of the financial statements.

                            AUL American Unit Trust
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                             MFS                              PIMCO

                             International   Mid-Cap     Strategic
                             New Discovery   Growth        Value     Renaissance     Value

                            For the periodFor the periodFor the periodFor the periodFor the period from 6/01/02 from 6/01/02 from 6/01/02 from 6/01/02 from 6/01/02
                            (commencement)(commencement)(commencement)(commencement)(commencement)
                              to 12/31/02  to 12/31/02  to 12/31/02  to 12/31/02  to 12/31/02

Increase in net assets
from operations:
  Net investment income
   (loss)                   $       (100) $           - $           - $        (104)$         (10)
  Net realized gain (loss)          (510)             -             -         1,806             5
  Realized gain distributions          -              -             -         2,726           348
  Net change in unrealized
   appreciation
   (depreciation)                  1,397            (22)          (62)       (2,090)         (250)

Increase (decrease)
  in net assets
  from operations                    787            (22)          (62)        2,338            93

Contract owner transactions:
  Proceeds from units sold       207,639          2,440         6,592        86,910        11,838
  Cost of units redeemed         (99,608)             -          (972)      (23,922)       (1,709)

     Increase (decrease)         108,031          2,440         5,620        62,988        10,129


Net increase (decrease)          108,818          2,418         5,558        65,326        10,222
Net assets, beginning
  of year                              -              -             -             -             -

Net assets, end of year     $    108,818  $       2,418 $       5,558 $      65,326 $      10,222


Units sold                       249,018          3,380         8,055       124,902        16,002
Units redeemed                  (119,643)             -        (1,141)      (32,617)       (2,169)


Net increase (decrease)          129,375          3,380         6,914        92,285        13,833
Units outstanding, beginning
  of year                              -              -             -             -             -

Units outstanding,
  end of year                    129,375          3,380         6,914        92,285        13,833

    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1.    Summary of Significant Accounting Policies
The AUL American Unit Trust (Variable Account) was established by American United Life Insurance Company (AUL) on August 17, 1989, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Variable Account is a segregated investment account of AUL and invests exclusively in shares of mutual fund portfolios offered by OneAmerica Funds, Inc. (OneAmerica Funds), formerly known as the AUL American Series Fund, Inc., Fidelity Variable Insurance Products Fund (Fidelity), American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Quantitative Equity Funds, Inc., American Century World Mutual Funds, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. (American Century), Alger American Fund (Alger), Calvert Variable Series, Calvert Income Fund, Calvert Social Investment Fund, Calvert New Vision Small Cap Fund (Calvert), T. Rowe Price Equity Series, Inc. (T. Rowe Price), PBHG Insurance Series Fund, Inc., PBHG Funds, Inc. (PBHG), Janus Aspen Series (Janus), Safeco Resource Series Trust (Safeco), State Street International Investment Trust (State Street), INVESCO Dynamics Fund, Inc., INVESCO Sector Funds, Inc. (INVESCO), Vanguard Explorer Fund, Inc., Vanguard Fixed Income Securities Funds (Vanguard), Ariel Mutual Funds, Inc. (Ariel), MFS Value Fund, MFS Mid Cap Growth Fund, MFS Strategic Value Fund, MFS Internationl New Discovery Fund (MFS ), PIMCO Multi-Manager Series (PIMCO), and AIM Basic Value Fund, AIM Mid Cap Equity Fund, AIM Small Cap Growth Fund (AIM).

Portfolio Substitution

On August 27, 2002, AUL, the Variable Account and OneAmerica Funds, Inc. received an order from the Securities and Exchange Commission permitting the substitution by the Variable Account of securities issued by the portfolios listed in the table below under the caption "Substituted Portfolio" for securities issued by the corresponding portfolio listed in the table below under the caption "Removed Portfolio."

                 Removed Portfolio                      Substituted Portfolio
  OneAmerica Tactical Asset Allocation            OneAmerica Asset Director Portfolio, a
  Portfolio, a series of OneAmerica Funds, Inc.   series of OneAmerica Funds, Inc.

  OneAmerica Conservative Investor                American Century Conservative Fund,
  Portfolio, a series of OneAmerica Funds, Inc.   a series of American Century Strategic
                                                  Asset Allocations, Inc.
  OneAmerica Moderate Investor Portfolio, a       American Century Moderate Fund,
  series of OneAmerica Funds, Inc.                a series of American Century Strategic
                                                  Asset Allocations, Inc.
  OneAmerica Aggressive Investor Portfolio,       American Century Aggressive Fund,
  a series of OneAmerica Funds, Inc.              a series of American Century Strategic
                                                  Asset Allocations, Inc.

As a result of the order, effective at the close of business on October 31, 2002, the Substituted Portfolios replaced the Removed Portfolios under the Contract as described in the May 1, 2002 prospectus (as supplemented). On the effective date of the substitution, a new class of units (Class S) were established in each substituted portfolio with the same per unit value as the final unit value of the respective removed portfolio. The previously existing units in the substituted portfolios were designated Class O units.
Commencing on November 1, 2002, on a daily basis, the total return of each substituted portfolio is allocated to Class O and Class S units based on the relative net assets of the two classes.

Security Valuation, Transactions and Related Investment Income
The market value of the investments is based on the Net Asset Value (NAV) reported by the underlying mutual funds (which value their investment securities at fair value) and the number of shares owned by the Variable Account. Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.

Mortality and Expense Risk Charges and Related Party Transactions
AUL deducts a daily charge as compensation for the mortality and expense risks assumed by AUL. The charge is equal, on an annual basis, to 1.25% of the average daily net assets of each investment account. AUL guarantees that the mortality and expense charge shall not increase. The charges incurred during the years ended December 31, 2002 and December 31, 2001 were $12,347,646 and $11,046,941, respectively. In addition to these fees, AUL may assess account charges as described below.

Additionally, OneAmerica Funds, Inc. has an investment advisory agreement with AUL. Under the investment advisory agreement, the investment advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each portfolio as follows:

       Value                      0.50%         Investment Grade Bond      0.50%
       Money Market               0.40%         Asset Director             0.50%
Such fees are included in the calculation of the Net Asset Value per share of the underlying funds.

Taxes
Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Account Charges
AUL may assess a premium tax charge based on premium taxes incurred. Premium taxes currently range between 0% and 3.5%, but are subject to change by governmental entities. AUL deducts an annual administrative charge from each participant's account which may not exceed the lesser of 0.5% of the participant's account value or $7.50 per quarter. The charge is assessed every quarter on a participant's account if it is in existence on the quarterly contract anniversary, and the charge is assessed only during the accumulation period. Administration charges are waived if the account balance exceeds a certain amount. The charges incurred during the years ended December 31, 2002 and December 31, 2001 were $317,849 and $282,684, respectively.

On certain contracts, AUL may assess a withdrawal charge on withdrawals that exceed 10% of the participant's account value as of the last contract anniversary preceding the request for the withdrawal. However, the contract owner has a right to a full refund of the contributions made under a contract for any reason within ten days of original contract purchase. The amount of the withdrawal charge varies depending upon the contract and the number of years the participant's account has been in existence. The withdrawal charge for a recurring contribution contract is as follows:

                     Account Year                           Withdrawal Charge

                         1 - 5                                     8%
                         6 - 10                                    4%
                      11 or more                                   0%
The aggregate withdrawal charges will not exceed 8.5% of the contributions made by or on behalf of a participant under a contract. On other contracts, AUL may assess withdrawal charges ranging from 7% to 0%, depending on the account year. The charges incurred during the year ended December 31, 2002 and the year ended December 31, 2001 were $686,823 and $500,564, respectively. The account charges are recorded as a redemption in the accompanying statement of changes in net assets.

3. Accumulation Unit Value
A summary of unit values, net assets, expense ratios (excluding expenses of the underlying funds and account charges), and the total return for each of the five years for the period ending December 31, 2002, or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places net of mortality and expense risk charges.The Variable Account uses these unit values for processing participant transactions. Total returns are not annualized for those years in which operations have commenced.

                                                            Expenses as a
                                       Unit       Net Assets  % of Average     Total
                                       Value        (000s)     Net Assets     Return
   OneAmerica Funds:
      Value
                December 31, 2002   $     3.29   $   52,224           1.25%      (8.1%)
                             2001         3.58       50,118           1.25%       9.9%
                             2000         3.25       40,991           1.25%      16.1%
                             1999         2.80       39,375           1.25%      (2.0%)
                             1998         2.86       41,104           1.25%       6.0%
      Money Market
                December 31, 2002         1.46       33,035           1.25%       0.1%
                             2001         1.46       30,945           1.25%       2.3%
                             2000         1.43       25,281           1.25%       4.6%
                             1999         1.37       22,116           1.25%       3.4%
                             1998         1.32       10,702           1.25%       3.6%
      Investment Grade Bond
                December 31, 2002         2.22       31,218           1.25%       6.6%
                             2001         2.09       22,518           1.25%       5.7%
                             2000         1.97       15,762           1.25%       9.4%
                             1999         1.80       13,336           1.25%      (2.3%)
                             1998         1.85       12,936           1.25%       7.4%
      Asset Director (1)
                December 31, 2002         2.76       36,320           1.25%      (3.8%)
                             2001         2.87       36,622           1.25%       9.2%
                             2000         2.63       27,247           1.25%      14.2%
                             1999         2.30       26,300           1.25%      (1.9%)
                             1998         2.35       28,257           1.25%       7.0%
      Asset Director Class S (1)
                December 31, 2002         1.11           23           1.25%     (12.9%)
                             2001         1.27           22           1.25%       1.9%
                             2000         1.25           52           1.25%      11.0%
                             1999         1.13           44           1.25%      (4.3%)
                             1998         1.18           42           1.25%       5.9%
   Fidelity:
      VIP High Income
                December 31, 2002         1.16       18,514           1.25%       2.0%
                             2001         1.13       17,819           1.25%     (12.8%)
                             2000         1.30       16,645           1.25%     (23.4%)
                             1999         1.70       19,462           1.25%       6.8%
                             1998         1.59       17,771           1.25%      (5.5%)
      VIP Growth
                December 31, 2002         1.92      100,027           1.25%     (31.0%)
                             2001         2.78      141,930           1.25%     (18.7%)
                             2000         3.42      157,821           1.25%     (12.1%)
                             1999         3.89      150,759           1.25%      35.7%
                             1998         2.86       92,950           1.25%      37.8%

   (1) See Note 1, Portfolio substitution.

                                                              Expenses as a
                                       Unit       Net Assets  % of Average     Total
                                       Value        (000s)     Net Assets     Return
   Fidelity: (continued)
      VIP Overseas
                December 31, 2002   $     1.17   $   15,759           1.25%     (21.3%)
                             2001         1.49       18,651           1.25%     (22.2%)
                             2000         1.91       21,682           1.25%     (20.1%)
                             1999         2.39       24,557           1.25%      40.9%
                             1998         1.70       17,156           1.25%      11.3%
      VIP Asset Manager
                December 31, 2002         1.65       87,615           1.25%      (9.9%)
                             2001         1.83       95,701           1.25%      (5.3%)
                             2000         1.93       93,041           1.25%      (5.1%)
                             1999         2.03       84,435           1.25%       9.7%
                             1998         1.85       68,757           1.25%      13.6%
      VIP Equity-Income
                December 31, 2002         1.67       20,326           1.25%     (17.9%)
                             2001         2.03       25,139           1.25%      (6.1%)
                             2000         2.16       24,051           1.25%       7.1%
                             1999         2.02       21,934           1.25%       5.0%
                             1998         1.93       18,381           1.25%      10.2%
      VIP Contrafund
                December 31, 2002         2.09       48,121           1.25%     (10.5%)
                             2001         2.34       50,724           1.25%     (13.3%)
                             2000         2.70       54,911           1.25%      (7.8%)
                             1999         2.93       51,953           1.25%      22.7%
                             1998         2.39       31,402           1.25%      28.4%
   State Street:
      Equity 500 Index
                December 31, 2002         2.05      136,608           1.25%     (23.3%)
                             2001         2.68      171,750           1.25%     (13.3%)
                             2000         3.09      180,586           1.25%     (10.4%)
                             1999         3.45      139,643           1.25%      19.0%
                             1998         2.90       88,620           1.25%      26.7%
   American Century:
      VP Capital Appreciation
                December 31, 2002         1.09        6,076           1.25%     (22.2%)
                             2001         1.41        7,288           1.25%     (29.0%)
                             2000         1.98       10,278           1.25%       7.7%
                             1999         1.84        4,475           1.25%      62.5%
                             1998         1.13        2,157           1.25%      (3.4%)
      Equity Income
                December 31, 2002         1.05          485           1.25%      (6.2%)
                             2001         1.12           12           1.25%       6.9%
                           5/1/01*        1.05            -              -          -

  *Commenced operations.

                                                                Expenses as a
                                         Unit       Net Assets  % of Average     Total
                                         Value        (000s)     Net Assets     Return
   American Century: (continued)
      Small Cap Value
                December 31, 2002   $     1.08   $      557           1.25%     (12.5%)
                             2001         1.24           21           1.25%      13.9%
                           5/1/01*        1.08            -              -          -
      Income & Growth
                December 31, 2002         0.75           54           1.25%     (20.4%)
                             2001         0.94            1           1.25%      (8.0%)
                           5/1/01*        1.02            -              -          -
      International Growth
                December 31, 2002         1.34          174           1.25%     (20.3%)
                             2001         1.68            -           1.25%     (17.1%)
                           5/1/01*        2.02            -              -          -
      Ultra
                December 31, 2002         1.70          539           1.25%     (24.1%)
                             2001         2.24            -           1.25%      (7.6%)
                           5/1/01*        2.43            -              -          -
      Select
                December 31, 2002         1.61          148           1.25%     (23.7%)
                             2001         2.11            -           1.25%     (12.4%)
                           5/1/01*        2.41            -              -          -
      Strategic Alloc. Aggressive (2)
                December 31, 2002         0.86           21           1.25%     (13.7%)
                           6/1/02*        1.00            -              -          -
      Strategic Alloc. Conservative (2)
                December 31, 2002         0.94           31           1.25%      (5.6%)
                           6/1/02*        1.00            -              -          -
      Strategic Alloc. Moderate (2)
                December 31, 2002         0.90          185           1.25%      (9.8%)
                           6/1/02*        1.00            -              -          -
      Aggressive Class S (2)
                December 31, 2002         0.82          243           1.05%     (17.4%)
                             2001         0.99          333           1.25%      (6.8%)
                             2000         1.06          276           1.25%      (7.0%)
                             1999         1.14          189           1.25%      10.3%
                             1998         1.04          144           1.25%       3.7%
      Conservative Class S (2)
                December 31, 2002         1.06          391           1.14%      (5.8%)
                             2001         1.12          343           1.25%       0.5%
                             2000         1.12          225           1.25%       2.2%
                             1999         1.09          219           1.25%       4.5%
                             1998         1.05          101           1.25%       4.7%

(2) See Note 1, Portfolio substitution.
*Commenced operations

                                                                Expenses as a
                                         Unit       Net Assets  % of Average     Total
                                         Value        (000s)     Net Assets     Return
   American Century: (continued)
      Moderate Class S (2)
                December 31, 2002   $     0.93   $      653           1.15%     (11.1%)
                             2001         1.04          573           1.25%      (3.3%)
                             2000         1.08          402           1.25%      (2.8%)
                             1999         1.11          317           1.25%       6.9%
                             1998         1.04          192           1.25%       4.0%
   Alger:
      American Growth
                December 31, 2002         1.64       58,266           1.25%     (33.8%)
                             2001         2.48       82,508           1.25%     (12.9%)
                             2000         2.85       87,289           1.25%     (15.8%)
                             1999         3.38       83,922           1.25%      32.1%
                             1998         2.56       41,675           1.25%      46.2%
      American Balanced
                December 31, 2002         0.75        2,657           1.25%     (13.4%)
                             2001         0.86        2,006           1.25%      (3.2%)
                             2000         0.89          359           1.25%     (11.1%)
                           5/1/00*        1.00            -              -          -
      American Leveraged AllCap
                December 31, 2002         0.35          581           1.25%     (34.7%)
                             2001         0.54          462           1.25%     (17.0%)
                             2000         0.65           32           1.25%     (34.9%)
                           5/1/00*        1.00            -              -          -
   Calvert:
      Social Mid Cap Growth
                December 31, 2002         1.50        7,173           1.25%     (29.1%)
                             2001         2.12        9,967           1.25%     (13.3%)
                             2000         2.44       10,168           1.25%      10.2%
                             1999         2.22        5,785           1.25%       5.6%
                             1998         2.10        4,798           1.25%      28.2%
      Income
                December 31, 2002         1.01          236           1.25%       1.4%
                           6/1/02*        1.00            -              -          -
      Social Investment Equity
                December 31, 2002         0.86          287           1.25%     (13.9%)
                           6/1/02*        1.00            -              -          -
      New Vision Small Cap
                December 31, 2002         0.75            4           1.25%     (25.1%)
                           6/1/02*        1.00            -              -          -

(2) See Note 1, Portfolio substitution.
*Commenced operations

                                                                Expenses as a
                                          Unit       Net Assets  % of Average     Total
                                         Value        (000s)     Net Assets     Return
   T. Rowe Price:
      Equity Income
                December 31, 2002   $     1.96   $   50,210           1.25%     (14.2%)
                             2001         2.28       53,368           1.25%       0.2%
                             2000         2.28       45,982           1.25%      11.7%
                             1999         2.04       43,724           1.25%       2.4%
                             1998         1.99       37,980           1.25%       7.7%
   PBHG:
      Growth II
                December 31, 2002         0.74        3,085           1.25%     (31.3%)
                             2001         1.08        4,574           1.25%     (41.2%)
                             2000         1.83        7,526           1.25%     (17.7%)
                             1999         2.23        2,849           1.25%      95.7%
                             1998         1.14          470           1.25%       6.8%
      Technology & Communications
                December 31, 2002         0.54        2,641           1.25%     (54.6%)
                             2001         1.20        3,894           1.25%     (52.9%)
                             2000         2.54        4,779           1.25%     (42.8%)
                             1999         4.45        4,242           1.25%     230.2%
                             1998         1.35          289           1.25%      30.6%
      Large Cap Value
                December 31, 2002         0.73          119           1.25%     (25.4%)
                             2001         0.98            8           1.25%      (7.3%)
                           5/1/01*        1.05            -              -          -
      Emerging Growth
                December 31, 2002         0.42            -           1.25%     (48.2%)
                             2001         0.81            -           1.25%     (19.5%)
                           5/1/01*        1.01            -              -          -
   Janus:
      Worldwide Growth
                December 31, 2002         1.11       37,748           1.25%     (26.4%)
                             2001         1.50       49,415           1.25%     (23.4%)
                             2000         1.96       56,414           1.25%     (16.7%)
                             1999         2.36       41,104           1.25%      62.4%
                             1998         1.45       12,133           1.25%      27.2%
      Flexible Income
                December 31, 2002         1.43       13,248           1.25%       9.1%
                             2001         1.31        8,419           1.25%       6.4%
                             2000         1.23        6,458           1.25%       4.9%
                             1999         1.17        5,219           1.25%       0.3%
                             1998         1.17        2,581           1.25%       8.0%

*Commenced operations

                                                                 Expenses as a
                                          Unit       Net Assets  % of Average     Total
                                          Value        (000s)     Net Assets     Return
   Safeco:
      RST Equity
                December 31, 2002   $     0.89   $    4,868           1.25%     (26.8%)
                             2001         1.22        5,939           1.25%     (10.5%)
                             2000         1.36        6,334           1.25%     (11.9%)
                             1999         1.55        5,486           1.25%       7.9%
                             1998         1.43        2,913           1.25%      23.3%
      RST Growth Opportunities
                December 31, 2002         0.99       12,199           1.25%     (38.4%)
                             2001         1.61       18,378           1.25%      17.7%
                             2000         1.36       12,837           1.25%      (7.3%)
                             1999         1.48       11,660           1.25%       4.6%
                             1998         1.41        9,445           1.25%       0.3%
   Invesco:
      Dynamics
                December 31, 2002         1.44           33           1.25%     (33.9%)
                             2001         2.18            -           1.25%     (20.1%)
                           5/1/01*        2.66            -              -          -
      Financial Services
                December 31, 2002         0.83           62           1.25%     (16.6%)
                             2001         0.99            4           1.25%      (3.9%)
                           5/1/01*        1.03            -              -          -
      Health Sciences
                December 31, 2002         0.81           53           1.25%     (26.2%)
                             2001         1.10            1           1.25%       1.1%
                           5/1/01*        1.08            -              -          -
      Technology
                December 31, 2002         0.47           75           1.25%     (47.9%)
                             2001         0.91            1           1.25%     (29.4%)
                           5/1/01*        1.28            -              -          -
      Energy
                December 31, 2002         0.82           39           1.25%      (5.5%)
                             2001         0.87            -           1.25%     (20.9%)
                           5/1/01*        1.10            -              -          -
      Telecomm.
                December 31, 2002         0.13            1           1.25%     (51.6%)
                             2001         0.26            -           1.25%     (43.4%)
                           5/1/01*        0.46            -              -          -
   Vanguard:
      Short-Term Federal
                December 31, 2002         1.49          183           1.25%       6.3%
                             2001         1.42            1           1.25%       3.9%
                           5/1/01*        1.37            -              -          -

*Commenced operations

                                                                 Expenses as a
                                          Unit       Net Assets  % of Average     Total
                                          Value        (000s)     Net Assets     Return
   Vanguard: (continued)
      Explorer
                December 31, 2002   $     1.67   $    1,980           1.25%     (25.5%)
                             2001         2.25            -           1.25%       0.0%
                           5/1/01*        2.25            -              -          -
   AIM:
      Basic Value
                December 31, 2002         0.77          118           1.25%     (23.9%)
                           6/1/02*        1.00            -              -          -
      Mid Cap Equity
                December 31, 2002         0.84           78           1.25%     (15.7%)
                           6/1/02*        1.00            -              -          -
      Small Cap Growth
                December 31, 2002         0.78            -           1.25%     (21.3%)
                           6/1/02*        1.00            -              -          -
   Ariel:
      Ariel
                December 31, 2002         0.85           83           1.25%     (15.1%)
                           6/1/02*        1.00            -              -          -
      Ariel Appreciation
                December 31, 2002         0.83           68           1.25%     (17.5%)
                           6/1/02*        1.00            -              -          -
   MFS:
      International New Discovery
                December 31, 2002         0.84          109           1.25%     (15.9%)
                           6/1/02*        1.00            -              -          -
      Mid-Cap Growth
                December 31, 2002         0.72            2           1.25%     (28.9%)
                           6/1/02*        1.00            -              -          -
      Strategic Value
                December 31, 2002         0.80            6           1.25%     (19.7%)
                           6/1/02*        1.00            -              -          -
   PIMCO:
      Renaissance
                December 31, 2002         0.71           65           1.25%     (29.2%)
                           6/1/02*        1.00            -              -          -
      Value
                December 31, 2002         0.74           10           1.25%     (26.1%)
                           6/1/02*        1.00            -              -          -

*Commenced operations

   4.    Cost of Investments
   The cost of investments at December 31, 2002, is:
   OneAmerica Funds:
      Value                       $  58,981,372
      Money Market                   33,035,150
      Investment Grade Bond          31,696,383
      Asset Director (1)             38,800,718

   Fidelity:
      VIP High Income             $  19,651,385
      VIP Growth                    179,864,927
      VIP Overseas                   16,162,234
      VIP Asset Manager             110,681,391
      VIP Equity-Income              25,461,288
      VIP Contrafund                 60,675,369

   State Street:
      Equity 500 Index            $ 180,372,009

   American Century:
      VP Capital Appreciation     $   9,143,776
      Equity Income                     508,931
      Small Cap Value                   632,503
      Income & Growth                    61,507
      International Growth              181,663
      Ultra                             557,175
      Select                            153,482
      Strategic Alloc. Aggressive (2)   268,154
      Strategic Alloc.
        Conservative (2)                422,732
      Strategic Alloc. Moderate (2)     845,424

   Alger:
      American Growth             $ 115,445,361
      American Balanced               3,024,318
      American Leveraged AllCap         779,892

   Calvert:
      Social Mid Cap Growth       $   9,029,668
      Income                            235,008
      Social Investment Equity          292,755
      New Vision Small Cap                3,772

   T. Rowe Price:

   Equity Income                  $  57,907,464
         PBHG:
      Growth II                   $   6,700,758
      Technology &
        Communications                4,169,352
      Large Cap Value                   141,811
      Emerging Growth                       130

   Janus:
      Worldwide Growth            $  58,807,490
      Flexible Income                12,892,895

   Safeco:
      RST Equity                  $   7,461,189
      RST Growth Opportunities       18,385,659

   INVESCO:
      Dynamics                    $      39,619
      Financial Services                 71,138
      Health Sciences                    56,550
      Technology                         80,039
      Energy                             39,549
      Telecomm.                             667

   Vanguard:
      Short-Term Federal          $     186,072
      Explorer                        1,989,238

   AIM:
      Basic Value                 $     121,153
      Mid Cap Equity                     79,184
      Small Cap Growth                       51

   Ariel:
      Ariel                       $      84,306
      Ariel Appreciation                 69,879

   MFS:
      International New Discovery $     107,422
      Mid-Cap Growth                      2,439
      Strategic Value                     5,620

   PIMCO:
      Renaissance                 $      67,416
      Value                              10,472

   (1) (2) See Note 1, Portfolio substitution.

  5.    Mutual Fund Shares
   Mutual fund shares owned at December 31, 2002 are:
         OneAmerica Funds:
      Value                           3,187,324
      Money Market                   33,035,150
      Investment Grade Bond           2,827,936
      Asset Director (1)              2,711,565
   Fidelity:
      VIP High Income                 3,122,162
      VIP Growth                      4,267,348
      VIP Overseas                    1,435,241
      VIP Asset Manager               6,871,749
      VIP Equity-Income               1,119,251
      VIP Contrafund                  2,658,603
   State Street:
      Equity 500 Index               18,560,907
   American Century:
      VP Capital Appreciation         1,028,163
      Equity Income                      74,201
      Small Cap Value                    81,998
      Income & Growth                     2,470
      International Growth               27,293
      Ultra                              25,443
      Select                              5,182
      Strategic Alloc. Aggressive (2)    48,018
      Strategic Alloc.
        Conservative (2)                 87,086
      Strategic Alloc. Moderate (2)     159,657
   Alger:
      American Growth                 2,365,642
      American Balanced                 235,346
      American Leveraged AllCap          27,868
   Calvert:
      Social Mid Cap Growth             391,774
      Income                             14,429
      Social Investment Equity           10,883
      New Vision Small Cap                  262
   T. Rowe Price:
      Equity Income                   3,069,093
         PBHG:
      Growth II                         394,547
      Technology &
        Communications                1,760,543
      Large Cap Value                    11,744
      Emerging Growth                        12
   Janus:
      Worldwide Growth                1,793,255
      Flexible Income                 1,077,055
   Safeco:
      RST Equity                        269,420
      RST Growth Opportunities          896,959
   INVESCO:
      Dynamics                            3,067
      Financial Services                  2,716
      Health Sciences                     1,411
      Technology                          4,383
      Energy                              2,336
      Telecomm.                              80
   Vanguard:
      Short-Term Federal                 16,992
      Explorer                           14,973
   AIM:
      Basic Value                         5,415
      Mid Cap Equity                      3,700
      Small Cap Growth                        2
   Ariel:
      Ariel                               2,346
      Ariel Appreciation                  2,050
   MFS:
      International New Discovery         8,875
      Mid-Cap Growth                        427
      Strategic Value                       497
   PIMCO:
      Renaissance                         4,462
      Value                                 940


   (1) (2) See Note 1, Portfolio substitution.

   6.    Net Assets
   Net Assets at December 31, 2002, are:

                                                      OneAmerica Funds                        Fidelity

                                                                 Investment                       VIP
                                       Value     Money Market    Grade Bond Asset Director (1)High Income
Proceeds from units sold          $ 184,490,782  $ 608,868,035 $  144,572,622 $  76,780,332  $ 72,428,920
Cost of units redeemed             (151,434,204)  (578,731,508)  (118,838,683)  (53,965,663)  (50,528,723)
Net investment income                17,518,378      2,898,623      5,207,091    12,126,266     8,833,053
Net realized gain (loss)              6,798,658              -        728,801     3,098,718   (11,081,865)
Realized gain distributions           1,607,758              -         26,552       761,065             -
Unrealized appreciation
   (depreciation)                    (6,757,056)             -       (478,790)   (2,457,610)   (1,136,963)

                                  $  52,224,316  $  33,035,150 $   31,217,593 $  36,343,108  $ 18,514,422

                                                                  Fidelity

                                        VIP           VIP            VIP            VIP           VIP
                                      Growth       Overseas     Asset Manager  Equity-Income  Contrafund
Proceeds from units sold          $ 360,373,726  $ 252,009,187 $  184,279,485 $  52,644,873  $ 90,531,974
Cost of units redeemed             (241,692,768)  (234,113,731)  (106,517,203)  (33,415,825)  (43,235,323)
Net investment income                30,404,488      5,035,314     28,713,746     4,559,886     8,637,109
Net realized gain (loss)             20,566,462     (8,374,480)     2,811,136     1,126,320     4,741,609
Realized gain distributions          10,213,019      1,605,944      1,394,227       546,034             -
Unrealized appreciation
   (depreciation)                   (79,838,281)      (403,281)   (23,066,583)   (5,135,687)  (12,554,641)

                                  $ 100,026,646  $  15,758,953 $   87,614,808 $  20,325,601  $ 48,120,728

                                   State Street                      American Century

                                      Equity      VP Capital                     Small Cap     Income &
                                     500 Index   Appreciation   Equity Income      Value        Growth
Proceeds from units sold          $ 396,393,868  $  24,567,171 $      569,878 $     766,917  $     61,643
Cost of units redeemed             (220,013,578)   (15,266,759)       (69,285)     (138,912)         (247)
Net investment income                 2,932,047        102,205         10,821        20,385           182
Net realized gain (loss)              1,059,672     (3,220,959)        (2,483)      (15,887)          (71)
Realized gain distributions                   -      2,962,118              -             -             -
Unrealized appreciation
   (depreciation)                   (43,763,728)    (3,067,327)       (24,395)      (75,734)       (7,802)

                                  $ 136,608,281  $   6,076,449 $      484,536 $     556,769  $     53,705

(1) See Note 1, Portfolio substitution.

   Net Assets at December 31, 2002, are:

                                                              American Century

                                   International                             Strategic Alloc.Strategic Alloc.
                                      Growth         Ultra         Select     Aggressive (2)Conservative (2)
Proceeds from units sold          $     182,729  $     931,846 $      164,659 $   1,408,584  $    770,070
Cost of units redeemed                   (2,092)      (368,416)       (10,592)   (1,025,837)     (349,292)
Net investment income                     1,130            915             88        32,960        44,342
Net realized gain (loss)                   (104)        (7,170)          (673)     (148,083)      (42,691)
Realized gain distributions                   -              -              -           530           303
Unrealized appreciation
   (depreciation)                        (7,527)       (18,272)        (5,789)       (4,054)         (364)

                                  $     174,136  $     538,903 $      147,693 $     264,100  $    422,368

                                     American
                                      Century                       Alger                       Calvert

                                 Strategic Alloc.  American       American       American   Social Mid-Cap
                                   Moderate (2)     Growth        Balanced   Leveraged AllCap   Growth

Proceeds from units sold          $   1,399,061  $ 227,129,347 $    3,530,196 $     903,522  $140,947,382
Cost of units redeemed                 (488,247)  (145,018,869)      (495,253)      (82,541) (130,898,373)
Net investment income                    61,020     17,627,216          6,443        (9,243)    2,237,328
Net realized gain (loss)               (126,889)     5,375,869        (36,703)      (37,393)   (3,256,669)
Realized gain distributions                 479     10,331,798         19,635         5,547             -
Unrealized appreciation
   (depreciation)                        (7,223)   (57,179,577)      (367,255)     (198,834)   (1,856,277)

                                  $     838,201  $  58,265,784 $    2,657,063 $     581,058  $  7,173,391

                                                    Calvert                    T. Rowe Price     PBHG

                                               Social Investment New Vision
                                      Income        Equity        Small Cap    Equity Income   Growth II
Proceeds from units sold          $     403,452  $     588,853 $        4,301 $ 111,746,915  $ 24,212,270
Cost of units redeemed                 (172,543)      (294,962)          (568)  (64,653,724)  (14,791,616)
Net investment income                     1,109           (250)            29     8,489,660       (55,443)
Net realized gain (loss)                  1,574         (1,151)             9     2,266,922    (2,664,453)
Realized gain distributions               1,416            265              1        57,691             -
Unrealized appreciation
   (depreciation)                         1,063         (5,442)          (119)   (7,697,094)   (3,615,398)

                                  $     236,071  $     287,313 $        3,653 $  50,210,370  $  3,085,360

(2) See Note 1, Portfolio substitution.

   Net Assets at December 31, 2002, are:

                                                     PBHG                                 Janus

                                   Technology &    Large Cap      Emerging       Worldwide     Flexible
                                  Communications     Value         Growth         Growth        Income
Proceeds from units sold          $  25,813,543  $     193,312 $          130 $ 216,927,614  $ 27,932,308
Cost of units redeemed              (15,507,558)       (49,267)             -  (155,005,445)  (16,544,294)
Net investment income                   401,199           (982)             -     3,708,622     1,368,456
Net realized gain (loss)             (8,464,503)        (2,939)             -    (6,823,301)      136,425
Realized gain distributions           1,926,671          1,687              -             -             -
Unrealized appreciation
   (depreciation)                    (1,528,537)       (22,367)           (29)  (21,059,459)      354,893

                                  $   2,640,815  $     119,444 $          101 $  37,748,031  $ 13,247,788

                                             Safeco                               INVESCO

                                                  RST Growth                     Financial
                                    RST Equity   Opportunities    Dynamics       Services   Health Sciences
Proceeds from units sold          $  11,780,893  $  47,872,791 $       39,929 $      71,384  $     66,852
Cost of units redeemed               (4,469,621)   (30,187,474)           (14)           (7)       (8,181)
Net investment income                   326,968      2,302,334           (237)         (182)         (240)
Net realized gain (loss)               (177,051)    (1,660,392)           (59)          (57)       (1,881)
Realized gain distributions                   -         58,400              -             -             -
Unrealized appreciation
   (depreciation)                    (2,592,763)    (6,187,007)        (6,922)       (8,706)       (3,097)

                                  $   4,868,426  $  12,198,652 $       32,697 $      62,432  $     53,453

                                                    INVESCO                             Vanguard

                                                                                Short-Term
                                    Technology      Energy        Telecomm.       Federal      Explorer
Proceeds from units sold          $     161,770  $      39,774 $          667 $     224,287  $  2,175,327
Cost of units redeemed                  (78,410)             -              -       (41,406)     (154,696)
Net investment income                       (92)          (208)             -           586        (1,348)
Net realized gain (loss)                 (3,229)           (17)             -           406       (30,045)
Realized gain distributions                   -              -              -         2,199             -
Unrealized appreciation
   (depreciation)                        (4,694)          (717)            (9)       (6,455)   (1,308,100)

                                  $      75,345  $      38,832 $          658 $     182,651  $  1,979,996

   Net Assets at December 31, 2002, are:

                                                      AIM                                 Ariel
                                                    Mid Cap       Small Cap                      Ariel
                                    Basic Value     Equity         Growth          Ariel     Appreciation
Proceeds from units sold          $     249,145  $     147,419 $           51 $     118,200  $    104,407
Cost of units redeemed                 (126,156)       (67,609)             -       (35,963)      (35,195)
Net investment income                      (104)           (74)             -          (141)         (108)
Net realized gain (loss)                 (1,732)          (639)             -         1,012           523
Realized gain distributions                   -             87              -         1,198           252
Unrealized appreciation
   (depreciation)                        (2,772)          (811)             -        (1,630)       (2,118)

                                  $     118,381  $      78,373 $           51 $      82,676  $     67,761

                                                     MFS                                  PIMCO

                                   International    Mid-Cap       Strategic
                                   New Discovery    Growth          Value       Renaissance      Value
Proceeds from units sold          $     207,640  $       2,439 $        6,592 $      86,908  $     11,837
Cost of units redeemed                  (99,608)             -           (972)      (23,921)       (1,708)
Net investment income                      (100)             -              -          (103)          (10)
Net realized gain (loss)                   (510)             -              -         1,806             5
Realized gain distributions                   -              -              -         2,726           348
Unrealized appreciation
   (depreciation)                         1,396            (21)           (62)       (2,090)         (250)

                                  $     108,818  $       2,418 $        5,558 $      65,326  $     10,222


                              FINANCIAL HIGHLIGHTS

The following information represents the ratio of gross income (i.e. dividend income) to average net assets expressed as a percent. Ratios for funds commencing during the year are annualized.This information pertains to years 2002 and 2001or from commencement date. A zero ratio indicates no gross income has been received during the year.

                                  2002       2001
   OneAmerica Funds:
     Value                        1.1%       1.3%
     Money Market                 1.2%       3.5%
     Investment Grade Bond        5.2%       5.6%
     Asset Director (1)           2.4%       2.8%
     Asset Director Class S (1)   1.9%       1.3%
   Fidelity:
     VIP High Income             10.7%      11.6%
     VIP Growth                   0.3%       0.1%
     VIP Overseas                 0.8%       5.1%
     VIP Asset Manager            3.9%       4.0%
     VIP Equity-Income            1.7%       1.6%
     VIP Contrafund               0.8%       0.8%
   State Street:
     Equity 500 Index             1.4%       2.0%
   American Century:
     VP Capital Appreciation      0.0%       0.0%
     Equity Income                3.0%       1.3%
     Small Cap Value              0.0%       0.3%
     Income & Growth              1.9%       1.4%
     International Growth         5.3%       0.0%
     Ultra                        2.8%       0.0%
     Select                       1.6%       0.0%
    Strategic Alloc.Aggressive (2)0.8%        N/A
     Strategic Alloc.
       Conservative (2)           4.1%        N/A
     Strategic Alloc. Moderate (2)2.8%        N/A
     Aggressive Class S (2)       0.8%       2.7%
     Conservative Class S (2)     2.5%       3.7%
     Moderate Class S (2)         1.7%       3.0%
   Alger:
     American Growth              0.0%       0.3%
     American Balanced            1.5%       1.2%
     American Leveraged AllCap    0.0%       0.0%
   Calvert:
     Social Mid-Cap Growth        0.0%       0.0%
     Income                      11.7%        N/A
     Social Investment Equity     0.3%        N/A
     New Vision Small Cap         5.2%        N/A
                                  2002       2001
   T. Rowe Price:
     Equity Income                1.6%       1.5%
   PBHG:
     Growth II                    0.0%       0.0%
     Technology &
       Communications             0.0%       0.0%
     Large Cap Value              0.0%       0.5%
     Emerging Growth              0.0%       0.0%
   Janus:
     Worldwide Growth             0.9%       0.5%
     Flexible Income              5.1%       5.8%
   Safeco:
     RST Equity                   1.2%       0.8%
     RST Growth Opportunities     0.0%       0.0%
   INVESCO:
     Dynamics                     0.0%       0.0%
     Financial Services           0.3%       0.9%
     Health Sciences              0.0%       0.0%
     Technology                   0.0%       0.0%
     Energy                       0.0%       0.0%
     Telecommunication
       Portfolio                  0.0%       0.0%
   Vanguard:
     Short-Term Federal           2.5%       0.0%
     Explorer                     0.1%       0.0%
   AIM:
     Basic Value                  0.0%        N/A
     Mid Cap Equity               0.0%        N/A
     Small Cap Growth             0.0%        N/A
   Ariel:
     Ariel                        0.0%        N/A
     Ariel Appreciation           0.0%        N/A
   MFS:
     International New Discovery  0.0%        N/A
     Mid-Cap Growth               0.0%        N/A
     Strategic Value              0.0%        N/A
   PIMCO:
     Renaissance                  0.0%        N/A
     Value                        0.0%        N/A

(1) (2) See Note 1, Portfolio substitution.




FINANCIAL STATEMENTS OF THE DEPOSITOR

     The combined financial statements of OneAmerica Financial Partners, Inc. as of December 31, 2002 and 2001, are included in this Statement of Additional Information. The financial statements of OneAmerica Financial Partners, Inc. should be distinguished from financial statements of AUL or its Separate Account and should be considered only as bearing upon AUL's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of American United Mutual Insurance Holding Company and OneAmerica Financial Partners, Inc.


In our opinion, the accompanying combined balance sheets and the related combined statements of operations, changes in shareholder's equity and comprehensive income, and cash flows present fairly, in all material respects, the financial position of OneAmerica Financial Partners, Inc., and its subsidiaries and affiliates (the "Company") at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
March 7, 2003

Combined Balance Sheets

December 31                                     2002         (in millions)          2001
---------------------------------------------------------------------------------------------
Assets
Investments:
    Fixed maturities:
      Available-for-sale at fair value      $ 4,797.3                           $ 3,439.4
      Held-to-maturity at amortized cost        --                                1,199.4
    Equity securities at fair value              15.4                                23.3
    Mortgage loans                            1,286.5                             1,344.1
    Real estate                                  45.3                                41.2
    Policy loans                                168.0                               172.3
    Short-term and other invested assets         24.1                                26.6
    Cash and cash equivalents                   152.7                               167.9
---------------------------------------------------------------------------------------------
      Total investments                       6,489.3                             6,414.2

Accrued investment income                        73.6                                82.8
Reinsurance receivables                       1,584.7                               766.0
Deferred acquisition costs                      427.0                               661.8
Property and equipment                           78.6                                88.4
Insurance premiums in course of collection       53.6                               136.3
Other assets                                     44.8                                77.1
Assets held in separate accounts              3,456.5                             3,865.7
---------------------------------------------------------------------------------------------
      Total assets                         $ 12,208.1                          $ 12,092.3
---------------------------------------------------------------------------------------------
Liabilities and shareholder's equity
Liabilities
    Policy reserves                         $ 6,436.8                           $ 6,172.6
    Other policyholder funds                    268.8                               279.7
    Pending policyholder claims                 430.0                               427.9
    Surplus notes                                75.0                                75.0
    Other liabilities and accrued expenses      333.7                               291.5
    Deferred gain on indemnity reinsurance      107.1                                 --
    Liabilities related to separate accounts  3,456.5                             3,865.7
---------------------------------------------------------------------------------------------
      Total liabilities                      11,107.9                            11,112.4
---------------------------------------------------------------------------------------------
Shareholder's equity
    Common stock, no par value -
      authorized 1,000 shares; issued
        and outstanding 100 shares               --                                   --
    Retained earnings                           947.1                               938.0
    Accumulated other comprehensive income:
      Unrealized appreciation of
        securities, net of tax                  159.6                                41.9
      Minimum pension liability, net of tax      (6.5)                                --
---------------------------------------------------------------------------------------------
      Total shareholder's equity              1,100.2                              979.9
---------------------------------------------------------------------------------------------
      Total liabilities and
         shareholder's equity              $ 12,208.1                          $ 12,092.3
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Combined Statements of Operations


Year ended December 31                                                                2002         (in millions)           2001
------------------------------------------------------------------------------------------------------------------------------------
Revenues:
    Insurance premiums and other considerations                                    $ 607.6                              $ 811.3
    Policy and contract charges                                                      105.8                                106.1
    Net investment income                                                            467.5                                476.6
    Realized investment losses                                                       (11.1)                               (16.4)
    Other income                                                                      13.0                                 34.7
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                                                               1,182.8                              1,412.3
------------------------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
    Policy benefits                                                                  562.0                                711.0
    Interest expense on annuities and financial products                             200.6                                204.7
    General operating expenses                                                       186.6                                184.2
    Commissions                                                                      113.2                                147.1
    Amortization                                                                      69.3                                 66.6
    Dividends to policyholders                                                        28.9                                 26.6
    Interest expense on surplus notes                                                  5.8                                  5.8
------------------------------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                                  1,166.4                              1,346.0
------------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                                      16.4                                 66.3
Income tax expense                                                                     7.3                                 13.7
------------------------------------------------------------------------------------------------------------------------------------
      Net income                                                                    $  9.1                               $ 52.6
------------------------------------------------------------------------------------------------------------------------------------


Combined Statements of Changes in Shareholder's Equity and Comprehensive Income

                                                          Accumulated other
                                                         comprehensive income
                                                        -----------------------
                                                        Unrealized      Minimum
                                                        appreciation    pension
                                   Common     Retained  of securities,  liability,
(in millions)                      stock      earnings  net of tax      net of tax      Total
----------------------------------------------------------------------------------------------
Balances, December 31, 2000       $   --     $  885.4  $    4.5        $  --           $  889.9
Comprehensive Income:                                                                      --
  Net income                                     52.6                                      52.6
  Other comprehensive income          --                   37.4                            37.4
                                                                                        -------
Total comprehensive income                                                                 90.0
----------------------------------------------------------------------------------------------
Balances, December 31, 2001           --        938.0      41.9                           979.9
Comprehensive Income:                                                                      --
  Net income                                      9.1                                       9.1
  Other comprehensive income          --                  117.7         (6.5)             111.2
                                                                                         ------
Total comprehensive income                                                                120.3
----------------------------------------------------------------------------------------------
Balances, December 31, 2002       $  --      $  947.1  $  159.6        $(6.5)          $1,100.2
----------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

Combined Statements of Cash Flows

Year ended December 31                                                        2002         (in millions)       2001
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------
Net income                                                                  $  9.1                           $ 52.6
Adjustments to reconcile net income to net cash
    provided by operating activities:
      Amortization                                                            69.3                             66.6
      Depreciation                                                            16.5                             14.7
      Deferred taxes                                                         (26.5)                             1.2
      Realized investment  losses                                             11.1                             16.4
      Policy acquisition costs capitalized                                  (106.3)                          (111.2)
      Interest credited to deposit liabilities                               194.8                            197.1
      Fees charged to deposit liabilities                                    (44.1)                           (42.7)
      Amortization and accrual of investment income                          (17.8)                            (8.3)
      Increase in insurance liabilities                                      104.7                            563.1
      Increase in other assets                                              (127.9)                          (365.4)
      Increase (decrease) in other liabilities                               113.4                            (15.2)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                    196.3                            368.9
----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
    Purchases:
      Fixed maturities, held-to-maturity                                     (29.4)                           (98.6)
      Fixed maturities, available-for-sale                                (1,584.0)                          (989.1)
      Equity securities                                                       (5.6)                            (4.1)
      Mortgage loans                                                        (128.3)                          (177.9)
      Real estate                                                             (6.4)                            (1.9)
      Short-term and other invested assets                                     --                              (9.7)

    Proceeds from sales, calls or maturities:
      Fixed maturities, held-to-maturity                                     161.8                            317.2
      Fixed maturities, available-for-sale                                 1,563.5                            675.9
      Equity securities                                                       13.0                              6.6
      Mortgage loans                                                         179.4                            111.0
      Real estate                                                              0.6                              1.3
      Short-term and other invested assets                                     2.5                             29.7
    Transfer of reserves from reinsurance transaction                       (574.5)                             --
    Proceeds from reinsurance transaction                                    191.7                              --
----------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                       (215.7)                          (139.6)
----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
      Deposits to insurance liabilities                                    1,304.0                          1,184.8
      Withdrawals from insurance liabilities                              (1,304.1)                        (1,320.9)
      Other                                                                    4.3                             (4.7)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used by) financing activities                            4.2                           (140.8)
----------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                         (15.2)                            88.5
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                                  167.9                             79.4
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents end of year                                      $ 152.7                           $167.9
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Nature of Operations and Business Presentation

OneAmerica Financial Partners, Inc. (OneAmerica or "the Company"), is a wholly owned subsidiary of American United Mutual Insurance Holding Company (AUMIHC). On December 17, 2000, American United Life Insurance Company (AUL) reorganized and formed a mutual insurance holding company, AUMIHC, and an intermediate stock holding company, OneAmerica. As part of the reorganization, AUL converted from a mutual to a stock insurance company through a non-cash transaction and OneAmerica became the parent of AUL.

Upon conversion to a stock company, all outstanding shares of AUL stock were issued to AUMIHC through OneAmerica. AUMIHC will at all times, in accordance with the Indiana Mutual Holding Company Law, control at least a majority of the voting shares of the capital stock of AUL through OneAmerica. Policyholder membership rights exist at AUMIHC, while the policyholder contract rights remain with AUL.

OneAmerica owns 100 percent of AUL, which is an Indiana-domiciled stock life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia, and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its general and career agents. AUL's qualified group retirement plans, tax-deferred annuities and other nonmedical group products are marketed through regional representatives, agents and brokers. The combined financial statements of the Company include the accounts of OneAmerica; its affiliate, The State Life Insurance Company (State Life); and its subsidiaries, AUL, OneAmerica Securities, Inc., AUL Reinsurance Management Services, LLC, CNL Financial Corporation (CNL) and Pioneer Mutual Life Insurance Company (PML). Significant intercompany transactions have been eliminated.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). AUL, State Life, PML and the insurance subsidiaries of CNL file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These financial statements are described in detail in Note 12 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Investments

Fixed maturity securities, which may be sold to meet liquidity and other needs of the Company, are categorized as available-for-sale and are stated at fair value. Unrealized gains and losses resulting from carrying available-for-sale securities at fair value are reported in equity, net of deferred taxes. Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. At December 31, 2002, all investments are now categorized as available-for-sale. Equity securities are stated at fair value.

During 2002, it was necessary for the Company to liquidate certain of its held-to-maturity investments related to the transaction with Employers Reinsurance Corporation (ERC) as discussed in Note 2 - Acquisitions and Other Significant Transactions.


In July 2002, all held-to-maturity securities, totaling approximately $1,099.3 million, were reclassified as available-for-sale as a result of the changed capital structure of the Company subsequent to the reinsurance transaction. This reclassification resulted in a net of tax adjustment of approximately $42 million as of July 1, 2002, as unrealized gains in other comprehensive income.

Mortgage loans on real estate are carried at amortized cost, less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $39.2 million and $35.8 million at December 31, 2002 and 2001, respectively. Depreciation expense for investment real estate amounted to $2.4 and $2.3 million at December 31, 2002 and 2001, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the Company's equity in undistributed net equity since acquisition. Short-term investments include investments with maturities of one year or less at the date of acquisition and are carried at amortized cost, which approximates market value. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market value.

Realized gains and losses on sale or call of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other than temporary. If so, the security is deemed to be impaired and a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis.



Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     * For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     * For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     * For term life insurance products, over the lesser of the benefit period or 30 years for term life in relation to the anticipated annual premium revenue, using the same assumptions used in calculating policy benefits.

     * For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     * For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.



Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.



Property and Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $75.7 million and $73.2 million as of December 31, 2002 and 2001, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 2002 and 2001 was $14.1 million and $12.4 million, respectively.



Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.



Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values, plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. The liabilities for group and credit products are generally calculated as an unearned premium reserve. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.



Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.



Comprehensive Income

Comprehensive income is the change in equity of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income, net unrealized gains (losses) on available-for-sale securities and changes in the minimum pension liability.



Derivatives

In 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities, and requires recognition of all derivatives as either assets or liabilities measured at fair value.

In 2001, the Company, upon its adoption of SFAS No. 133, reclassified $522.4 million of held-to-maturity securities as available-for-sale so that those securities could be available as hedged items in future fair value and cash-flow hedge transactions. This reclassification resulted in a net of tax cumulative effect type adjustment of $6.7 million as unrealized gains in other comprehensive income.



Goodwill and Other Intangible Assets

In 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method except for mergers of mutual companies. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company performed this test during 2002 and determined the carrying value of goodwill was not impaired.

The Company has ceased the amortization of goodwill as of January 1, 2002. Goodwill amounted to $4.3 million and $20.0 million at December 31, 2002 and 2001, respectively, and is included in "other assets." During 2002, the Company eliminated $15.7 million of goodwill related to the balance associated with the assets sold to ERC. See Note 2 - Acquisitions and Other Significant Transactions. The amortization of goodwill was $2.7 million in 2001. Other intangible assets totaled $3.2 million and $7.5 million at December 31, 2002 and 2001, respectively. The amortization of intangible assets with a finite life was $4.3 million and $11.0 million for 2002 and 2001, respectively.



Reclassification

Certain  2001   balances  have  been   reclassified   to  conform  to  the  2002
presentation.

2. Acquisitions and Other Significant Transactions

In January 2002, Pioneer Mutual Life Insurance Company (PML) of Fargo, North Dakota, joined AUMIHC as a wholly owned subsidiary of OneAmerica. Simultaneous with the merger, PML converted to a stock insurance company. The policyholders of PML became members of AUMIHC upon completion of the reorganization in 2002; while their contract rights remain with PML. This transaction involved the combination of two "mutual enterprises." Therefore, in accordance with Statement of Financial Accounting Standards No. 141 "Business Combinations," the pooling of interest method of accounting is permitted and the 2001 financials have been restated to include the results of PML as follows:

--------------------------------------------------------------------------------
                                       Assets    Equity    Revenue   Net income
2001 results as previously reported:  $11,582.7  $934.7    $1,371.8   $54.0
Restated:                             $12,092.3  $979.9    $1,412.3   $52.6

--------------------------------------------------------------------------------

On July 1, 2002, Employers Reinsurance Corporation (ERC) began reinsuring the majority of the Company's reinsurance operations, including its life, long term care and international reinsurance businesses. The transaction structure involved two indemnity reinsurance agreements and the sale of certain assets. The liabilities and obligations associated with the reinsured contracts remain on the balance sheet of the Company with a corresponding reinsurance receivable from ERC. The transaction included a transfer of reserves to ERC of approximately $574.5 million and ERC paid a ceding commission to the Company of approximately $174.3 million, net of certain assets sold. In connection with the transaction, a trust account has been established which provides for securities to be held in support of the reinsurance receivables. The market value of investments held in trust was $651.5 million at December 31, 2002.


As a result of this transaction, a deferred gain of approximately $110 million was generated, and was recorded as a deferred gain on the Company's balance sheet in accordance with the requirements of SFAS 113, "Reporting for Reinsurance of Short-Duration and Long- Duration Contracts." The gain will be amortized into earnings at the rate that earnings on the reinsured business are expected to emerge. During 2002, the Company recognized approximately $3 million of deferred gain amortization which is included in other income.

In 2002, the Company implemented a cost reduction program which included the termination of certain personnel. This program resulted in additional expenses of approximately $4 million for the year. This initiative is expected to result in substantial cost savings in future years.



3.Investments

The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:



                                                                                December 31, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  unrealized      unrealized    fair value
                                                                      cost      gains           losses
-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                           $   122.3        $  12.6      $ --       $   134.9
Corporate securities                                                2,986.2          280.7       35.3        3,231.6
Mortgage-backed securities                                          1,343.4           87.5        0.1        1,430.8
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 4,451.9        $ 380.8      $ 35.4     $ 4,797.3
-----------------------------------------------------------------------------------------------------------------------

                                                                                 December 31, 2001
-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  unrealized      unrealized    fair value
                                                                      cost      gains           losses
-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                           $   131.4        $   5.0      $ 0.3      $   136.1
Corporate securities                                                2,302.6           78.8       43.8        2,337.6
Mortgage-backed securities                                            919.8           46.5        0.6          965.7
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 3,353.8        $ 130.3      $44.7      $ 3,439.4
-----------------------------------------------------------------------------------------------------------------------
Held-to-maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                              $ 53.6        $ 3.1        $ --       $    56.7
Corporate securities                                                1,011.0         66.3          7.2        1,070.1
Mortgage-backed securities                                            134.8          6.2          --           141.0
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 1,199.4       $ 75.6        $ 7.2      $ 1,267.8
-----------------------------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities at December 31, 2002, by contractual average maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                        Available-for-sale
                                                   ---------------------------

(in millions)                                         Amortized
                                                        cost       Fair value
--------------------------------------------------------------------------------
Due in one year or less                             $    184.7     $  187.3
Due after one year through five years                  1,009.0      1,087.7
Due after five years through 10 years                  1,282.9      1,394.0
Due after 10 years                                       631.9        697.5
--------------------------------------------------------------------------------
                                                       3,108.5      3,366.5
Mortgage-backed securities                             1,343.4      1,430.8
--------------------------------------------------------------------------------
                                                     $ 4,451.9     $4,797.3
--------------------------------------------------------------------------------

Net investment income consisted of the following:



Years ended December 31                             2002 (in millions)     2001
--------------------------------------------------------------------------------

Fixed maturity securities                          $ 340.7             $ 350.7
Equity securities                                      0.8                 0.7
Mortgage loans                                       108.1               105.9
Real estate                                           11.6                11.9
Policy loans                                          11.1                11.2
Other                                                 12.7                17.8
--------------------------------------------------------------------------------
Gross investment income                              485.0               498.2
Investment expenses                                   17.5                21.6
--------------------------------------------------------------------------------
Net investment income                              $ 467.5             $ 476.6
--------------------------------------------------------------------------------

Proceeds from the sales of investments in fixed maturities during 2002 and 2001 were approximately $1,218.2 million and $589.2 million, respectively. Gross gains of $37.7 million and $22.1 million, and gross losses of $22.4 million and $13.8 million were realized in 2002 and 2001, respectively. The change in unrealized appreciation of fixed maturities amounted to approximately $259.8 million and $79.0 million in 2002 and 2001, respectively.

The Company has reported approximately $23.2 and $26.6 million in realized losses related to a decline in fair value below amortized cost that is deemed to be an other than temporary decline on $49.6 and $46.4 million of investments in fixed maturities and mortgages in 2002 and 2001, respectively. The Company does not continue to accrue income on those investments deemed uncollectible.

At December 31, 2002, the Company held an investment in a fixed maturity security with an unrealized loss of $5.5 million. Management evaluated the security and determined the security had not experienced an other than temporary decline in value. Subsequent to December 31, 2002, additional adverse information has developed related to this security and the Company continues to evaluate the need for impairment.

Realized investment gains (losses) consisted of the following:

Years ended December 31                             2002 (in millions)     2001
--------------------------------------------------------------------------------

Fixed maturity securities                          $  15.3             $   8.3
Equity securities                                     (3.0)                2.7
Other securities                                      (0.2)               (0.8)
Other-than-temporary impairment                      (23.2)              (26.6)
--------------------------------------------------------------------------------
Realized investment losses                         $ (11.1)            $ (16.4)
--------------------------------------------------------------------------------

At December 31, 2002, the net unrealized gain on equity securities of approximately $.1 million is comprised of $.2 million in unrealized gains and $.1 million of unrealized losses and has been reflected directly in equity. The change in the unrealized appreciation/(depreciation) of equity securities amounted to approximately $1.2 million and ($3.1) million in 2002 and 2001, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 2002, the largest geographic concentrations of commercial mortgage loans were in Indiana, California and Florida, where approximately 25 percent of the portfolio was invested. A total of 34 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company had outstanding mortgage loan commitments at December 31, 2002, of approximately $41.7 million.

There were six investments that were non-income-producing at December 31, 2002, with a book value of $5.3 million.

4. Other Comprehensive Income

Accumulated other comprehensive income consisted of the following:

At December 31                                            2002       (in millions)    2001
---------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation):
     Fixed maturity securities                         $  345.4                    $   85.6
      Equity securities                                     0.1                        (1.1)
Valuation allowance                                      (100.3)                      (22.2)
Deferred taxes                                            (85.6)                      (20.4)
                                                          ------                     ------
Total unrealized appreciation, net of tax                 159.6                        41.9
Minimum pension liability, net of tax                      (6.5)                        --
---------------------------------------------------------------------------------------------
Accumulated other comprehensive income                 $  153.1                    $   41.9
---------------------------------------------------------------------------------------------

The components of comprehensive income, other than net income, are illustrated below:

Years ended December 31                                      2002  (in millions)        2001
---------------------------------------------------------------------------------------------
Other comprehensive income, net of tax:
Minimum pension liability adjustment,
  net of tax - 2002, $3.5                                    $  (6.5)                 $  --
Unrealized appreciation on securities,
    net of tax-2002, $59.8; 2001, $19.7; 2001 included
    $6.7 from cumulative FAS 133 reclassification adjustment   127.8                    33.7
Less: reclassification adjustment for gains (losses)
    included in net income,
    net of tax-2002, $5.4; 2001, $(2.0)                         10.1                    (3.7)
---------------------------------------------------------------------------------------------
    Other comprehensive income, net of tax                   $ 111.2                  $ 37.4
---------------------------------------------------------------------------------------------


5.  Deferred Policy Acquisition Costs
The balances of and changes in deferred policy acquisition costs are as follows:


Years ended December 31                                      2002  (in millions)        2001
---------------------------------------------------------------------------------------------
Balance, beginning of year                                  $  661.8                  $626.9
Capitalization of deferred acquisition costs                   106.3                   111.2
Amortization of deferred acquisition costs                     (65.0)                  (55.6)
Change in valuation allowance                                  (79.1)                  (20.7)
Disposition from reinsurance transaction                      (197.0)                    --
                                                              -------                 -------
Balance, end of year                                        $  427.0                  $661.8
---------------------------------------------------------------------------------------------

6. Insurance Liabilities

Insurance liabilities consisted of the following:


                                                                                                                  (in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Withdrawal             Mortality       Interest rate          December 31,
                                                     assumptions            or morbidity      assumption
                                                                            assumption                              2002      2001
------------------------------------------------------------------------------------------------------------------------------------
Future policy benefits:
      Participating whole life contracts             Company experience  Company experience  2.5% to 6.0%         $ 822.4  $   784.8
      Universal life-type contracts                         n/a               n/a               n/a                 560.7      546.5
      Other individual life contracts                Company experience  Company experience  2.5% to 8.0%           547.9      451.9
      Accident and health                                   n/a          Company experience     n/a                 323.8      272.4
      Annuity products                                      n/a               n/a               n/a               3,721.0    3,591.3
      Group life and health                                 n/a               n/a               n/a                 461.0      525.7
Other policyholder funds                                    n/a               n/a               n/a                 268.8      279.7
Pending policyholder claims                                 n/a               n/a               n/a                 430.0      427.9
------------------------------------------------------------------------------------------------------------------------------------
      Total insurance liabilities                                                                               $ 7,135.6  $ 6,880.2
------------------------------------------------------------------------------------------------------------------------------------

Participating life insurance policies represent approximately 54 percent and 55 percent of the total individual life insurance in force at December 31, 2002 and 2001, respectively. Participating policies represented approximately 47 percent and 25 percent of life premium income for 2002 and 2001, respectively. The amount of dividends to be paid is determined annually by the board of directors.


7.   Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Contributions made to the plan were $6.6 million in 2002 and $3.8 million in 2001. Benefits paid in 2002 and 2001 were $9.3 million and $4.9 million, respectively. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of December 31, 2002 and 2001, respectively.

                                                   2002    (in millions)          2001
---------------------------------------------------------------------------------------------
Actuarial present value of benefits
    for the employees' defined benefit plan       $ 65.0                         $ 64.1
Fair value of plan assets                           44.7                           54.0
---------------------------------------------------------------------------------------------
Funded status (deficit)                           $(20.3)                        $(10.1)
---------------------------------------------------------------------------------------------
Net periodic pension cost                         $  4.5                         $  2.2
---------------------------------------------------------------------------------------------

Valuation assumptions in determining
the projected benefit obligation:
                                                   2002     (in millions)         2001
---------------------------------------------------------------------------------------------
Discount rate                                        7.25%                          7.50%
Expected return                                      9.00%                          9.00%
Compensation increase rate                           4.00%                          4.00%
---------------------------------------------------------------------------------------------

As a result of the accumulated benefit obligations exceeding the fair value of plan assets, the Company was required to charge $6.5 million (net of tax) to other comprehensive income and establish a minimum pension liability totaling $8.1 million at December 31, 2002.

The Company has defined contribution plans that are 401(k) salary reduction/savings plans for employees. In general, quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 2002 and 2001 were $1.5 million and $2.2 million, respectively. The fair value of the plan assets was $74.9 million and $73.7 million as of December 31, 2002 and 2001, respectively.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 2002 and 2001 were $.8 million. The fair value of the plan assets was $6.2 million and $7.1 million as of December 31, 2002 and 2001, respectively.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

The Company has entered into deferred compensation agreements with certain employees, agents and general agents. These deferred amounts are payable according to the terms and conditions of said agreements. Annual costs of the agreements were $9.3 million and $4.5 million for 2002 and 2001, respectively.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.


Accrued postretirement benefits as of December 31:           2002     (in millions)      2001
---------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation              $ 13.8                     $ 12.3
Net postretirement benefit cost                               1.8                        1.7
Company contributions                                         1.0                        1.0
---------------------------------------------------------------------------------------------


There are no specific plan assets for this postretirement liability as of December 31, 2002 and 2001. Claims incurred for benefits were funded by company contributions.


The assumed discount rate used in determining the accumulated postretirement benefit was 7.25 percent and the assumed health care cost trend rate was 10.0 percent graded to 5.0 percent. Compensation rates were assumed to increase 4.0 percent at each year-end. The health coverage for retirees 65 and over is capped at year 2000 levels with future increases in costs being borne by the covered retirees. An increase in the health care cost trend rates by one percentage point would increase the postretirement benefit obligation by $1.1 million as of December 31, 2002, and would increase the benefit cost for 2002 by $.2 million. A decrease in the health care cost trend rate by one percentage point would decrease the postretirement benefit obligation by $1.0 million as of December 31, 2002, and would decrease the benefit cost for 2002 by $.2 million.


8. Federal Income Taxes

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

Years ended December 31                                 2002     (in millions)           2001
---------------------------------------------------------------------------------------------
Income tax computed at statutory tax rate             $  5.7                          $ 23.2
    Tax-exempt income                                   (0.9)                           (0.9)
    Prior year differential earnings amount             (0.8)                           (3.1)
    Other                                                3.3                            (5.5)
---------------------------------------------------------------------------------------------
    Income tax expense                                $  7.3                          $ 13.7
---------------------------------------------------------------------------------------------

The components of the provision for income taxes on earnings included current tax provisions of $33.8 million and $12.5 million for the years ended December 31, 2002 and 2001, respectively, and deferred tax expense (benefit)of ($26.5) million and $1.2 million for the years ended December 31, 2002 and 2001, respectively.

Deferred income tax assets (liabilities)
as of December 31:                                      2002     (in millions)           2001
---------------------------------------------------------------------------------------------
Deferred policy acquisition costs                     $ (160.1)                       $(196.7)
Investments                                               (6.0)                          (5.1)
Insurance liabilities                                    136.7                          161.6
Deferred gain on indemnity reinsurance                    28.6                           --
Minimum pension liability                                  3.5                           --
Unrealized appreciation of securities                    (85.6)                         (20.4)
Other                                                    (18.6)                          (5.7)
---------------------------------------------------------------------------------------------
    Deferred income tax liabilities                   $ (101.5)                       $ (66.3)
---------------------------------------------------------------------------------------------

Federal income taxes paid were $38.5 million and $5.3 million in 2002 and 2001, respectively.

9.Reinsurance

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 2002 and 2001, life reinsurance assumed was approximately 80 percent of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $.5 million. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

Years ended December 31                2002     (in millions)           2001
--------------------------------------------------------------------------------
Direct statutory premiums            $ 1,733.3                        $ 1,606.1
Reinsurance premiums assumed             604.1                            675.7
Reinsurance premiums ceded              (530.6)                          (325.1)
--------------------------------------------------------------------------------
    Net statutory premiums             1,806.8                          1,956.7
--------------------------------------------------------------------------------
    Reinsurance recoveries             $ 233.9                          $ 476.5
--------------------------------------------------------------------------------

The Company reviews all reinsurance agreements for transfer of risk and evaluates the proper accounting methods based upon the terms of the contract. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Eight reinsurers account for approximately 86 percent of the Company's December 31, 2002, ceded reserves for life and accident and health insurance. These reinsurers are deemed financially strong with A.M. Best ratings between A++ and A-. The remainder of such ceded reserves is spread among numerous reinsurers. Refer to Note 2 - Acquisitions and Other Significant Transactions for details on the reinsurance transaction in 2002 with ERC.

The Company reported an after-tax net loss of approximately $15 million in 2001 related to the September 11, 2001, terrorist attack. The net loss included anticipated reinsurance recoveries from the Company's reinsurers. The Company continues to pay claims and recover amounts from the various reinsurance companies. The anticipated reinsurance recoveries are approximately $199 million at December 31, 2002, compared to $313 million at December 31, 2001. The Company's reinsurance program provides adequate protection and consists of financially strong reinsurance companies. The Company has recorded no significant additional net loss in 2002 related to the September 11th tragedy.

10. Surplus Notes and Lines of Credit

On February 16, 1996, AUL issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a 7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holders of the surplus notes. Interest paid during 2002 and 2001 was $5.8 million in each year.

The Company has available a $100 million credit facility. No amounts have been drawn as of December 31, 2002. The available borrowing against the line of credit is reduced by a standby Letter of Credit related to certain reinsurance business totaling $28.5 million as of December 31, 2002.

11.Commitments and Contingencies

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

In 2002, the Company settled a dispute with a reinsurance customer that resulted in the return of premium totaling $15 million. This return of premiums was recorded as a reduction in premium income in 2002.

12.  Statutory Information

AUL, State Life, PML and CNL prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the department of insurance for their respective state of domicile. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' (NAIC) publications.

A reconciliation of SAP surplus to GAAP equity at December 31 follows:

At December 31                                                               2002     (in millions)        2001
------------------------------------------------------------------------------------------------------------------
    SAP surplus                                                          $  695.9                       $ 557.9
    Deferred policy acquisition costs                                       531.6                         691.9
    Adjustments to policy reserves                                         (155.6)                       (293.4)
    Asset valuation and interest maintenance reserves                        54.6                          74.0
    Unrealized gain on invested assets, net                                 159.6                          41.9
    Surplus notes                                                           (75.0)                        (75.0)
    Deferred gain on indemnity reisurance                                  (107.1)                          --
    Deferred income taxes                                                   (43.1)                        (71.4)
    Other, net                                                               39.3                          54.0
------------------------------------------------------------------------------------------------------------------
    GAAP equity                                                          $1,100.2                       $  979.9
------------------------------------------------------------------------------------------------------------------


A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

Years ended December 31                                                      2002       (in millions)      2001
------------------------------------------------------------------------------------------------------------------
    SAP net income (loss)                                                $  (37.7)                      $ (17.9)
    Deferred policy acquisition costs                                        28.3                          33.7
    Adjustments to policy reserves                                           26.5                          31.6
    Interest maintenance reserves adjustments
      on reinsurance transaction                                            (16.5)                          --
    Deferred income taxes                                                    26.5                          (1.2)
    Other, net                                                              (18.0)                          6.4
------------------------------------------------------------------------------------------------------------------
    GAAP net income                                                      $    9.1                       $  52.6
------------------------------------------------------------------------------------------------------------------

Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $22.3 million and $15.7 million at December 31, 2002 and 2001, respectively.

Effective January 1, 2001, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance for areas where statutory accounting had been silent, and changed current statutory accounting in some areas. The adoption of the Codification guidance resulted in an increase to statutory surplus of $19.6 million in 2001.

State statutes and the mutual insurance holding company law limit dividends from AUL and PML to OneAmerica. No such distributions were made in 2002 or 2001. State statutes allow the greater of 10 percent of statutory surplus or 100 percent of net income as of the most recently preceding year-end to be paid as dividends without prior approval from state insurance departments. Under state statutes, dividends would be limited to approximately $62 million in 2003.


13. Fair Value of Financial Instruments

The fair values for financial instruments are based on various assumptions and estimates as of a specific point in time. They do not represent liquidation values and may vary significantly from amounts that will be realized in actual transactions. Therefore, the fair values presented in the table should not be construed as the underlying value of the Company.

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with the corresponding carrying values at December 31, 2002 and 2001, follow:




                                                     2002      (in millions)        2001
                                      Carrying amount    Fair value    Carrying amount  Fair value
--------------------------------------------------------------------------------------------------------
Fixed maturity securities:
    Available-for-sale                $ 4,797.3           $ 4,797.3    $ 3,439.4        $ 3,439.4
    Held-to-maturity                       --                  --        1,199.4          1,267.8
Equity securities                          15.4                15.4         23.3             23.3
Mortgage loans                          1,286.5             1,442.5      1,344.1          1,413.9
Policy loans                              168.0               168.0        172.3            172.3
Surplus notes                              75.0                70.9         75.0             70.5
Short-term and other invested assets       24.1                24.1         26.6             26.6
--------------------------------------------------------------------------------------------------------

================================================================================

          No dealer, salesman or any other person is authorized by the AUL American Unit Trust to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.


          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.


          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.


================================================================================




                             AUL AMERICAN UNIT TRUST

                        Group Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                       STATEMENT OF ADDITIONAL INFORMATION



                               Dated: May 1, 2003




================================================================================